UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR ESQ.

Executive Vice President, General Counsel and Secretary

Equitable Investment Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

EXPLANATORY NOTE

The Registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR for the period ended October 31, 2021, originally filed with the Securities and Exchange Commission on December 29, 2021 (Accession Number 0001193125-21-369096), to update the certifications provided pursuant to Section 302 of the Sarbanes-Oxley Act to conform with the new version of Form N-CSR, and to revise Item 11(b) “Controls and Procedures” as required.

Other than the aforementioned changes, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

October 31, 2021

1290 Funds

Annual Report

October 31, 2021

Market Overview for the year ended October 31, 2021

In the past year, the economy and financial markets continued to be impacted by the global COVID-19 pandemic and the vaccine rollout. Looking at the U.S. economy, the course of the economic recovery after October 2020 is apparent: fourth-quarter 2020 annualized real gross domestic product (GDP) growth rose 4.3%. As vaccination began to take hold across the developed world, first and second quarter 2021 growth saw booming rates of 6.3% and 6.7%, respectively. This exuberance tapered off over summer, however, due to growing concerns over global supply chain dislocations and the outlook for inflation. As of this writing, the initial estimate for third quarter GDP growth was a relatively subdued 2.0%.

Along with most countries around the world, the Federal Reserve Board (Fed) maintained an accommodative monetary policy stance during the reporting period, keeping the U.S. federal funds rate in a range between 0.00% and 0.25%, and maintaining its monthly bond purchases quantitative easing. As the period drew to a close, however, the central bank had announced its intention to remove some of its stimulus in late 2021.

Despite the stimulus, interest rates in the U.S. began to inch upwards, and the global fixed-income markets experienced periods of high volatility. Overall, bonds declined over the twelve-months ended October 31, 2021. A number of other factors impacted the market, including repercussions from the COVID-19 pandemic, the sharply falling and then rising global growth pattern, inflation concerns and Fed policy announcements. Most spread sectors (non-Treasuries) outperformed similar-duration Treasuries, partially driven by investors’ search for higher yields in the low interest-rate environment.

Global equities recorded strong double-digit returns for the 12-month period, with the MSCI ACWI Index returning 37.3%. Accommodative monetary policy, vaccination in the developed world, and strong company earnings growth were key supports throughout most of the period. Volatility increased late in the period, over various factors, mainly the accelerating economic recovery and worries over inflation. Surging oil and commodity prices stoked these inflationary fears, holding equities back periodically. From September onward, worsening supply-chain constraints and the negative economic impact of the coronavirus delta variant were compounded by the convergence of politically divisive budget and spending plan negotiations in the U.S. A slowdown in China’s economy also weighed on global risk sentiment. Against this backdrop, large cap U.S. stocks showed little differentiation by style, with large cap value stocks up 43.8% over the past year, large cap core stocks up 43.5% and large cap growth stocks up 43.2%, as measured by their Russell indices. Small-cap value stocks significantly outperformed large-caps, and intervals of market rotation helped them outperform their growth-style peers by around 25 percentage points, as well. The core Russell 2000® Index returned 50.8% for the 12-month period ended October 31, 2021.

Source: Equitable Investment Management Group, LLC. As of October 31, 2021. This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor. PAST PERFORMANCE IS NO GUARANTEE OP FUTURE RESULTS. No investment is risk-free. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Index performance is referenced for illustrative purposes only. You cannot invest directly in an index. Fund holdings and sector allocations are subject to change. Please see the Portfolio of Investments for a complete list of fund holdings.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index and, with respect to certain Funds, customized composite benchmarks. Each Fund’s rates of return are net of investment advisory fees and expenses of the Fund. Each Fund has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Benchmarks

60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index (formerly known as Bloomberg Barclays U.S. Aggregate Bond Index) is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the Bloomberg Barclays U.S. Aggregate Bond Index at a weighting of 40%.

Bloomberg U.S. Aggregate Bond Index (formerly knows as Bloomberg Barclays U.S. Aggregate Bond Index) covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

ICE BofA U.S. 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Russell 2500™ Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Standard & Poor’s Target Date Index Series (each, an “S&P Target Date Index”) comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

Glossary

Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index (formerly known as Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index) is a sub-index of the Bloomberg Barclays U.S. Corporate High Yield Index which measures the USD-denominated, high yield, fixed-rate corporate bond market. This sub-index caps exposure caps any issuer exposure to a fixed percentage of 2%.

CBOE Volatility Index (known as the VIX), is measure of constant, 30-day expected volatility of the U.S. stock market, derived from prices of the S&P 500 Index call and put options.

Credit ratings: Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bond rating firms like Standard & Poor’s and Moody’s use different designations, consisting of the upper- and lower-case letters “A” and “B,” to identify a bond’s credit quality rating. “AAA” and “AA” (high credit quality) and “A” and “BBB” (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (“BB,” “BBB-,” “B,” “CCC,” etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

NOTES ON PERFORMANCE (Unaudited)

Corporate bonds are a type of debt security that is issued by a firm and sold to investors. Corporate bonds are typically seen as somewhat riskier than U.S. government bonds, so they usually have higher interest rates to compensate for this additional risk.

Derivative is a financial instrument with a price that is dependent upon or derived from one or more underlying assets.

Diversified spread is the sale of multiple, diversified futures contracts and the purchase of other multiple, diversified offsetting futures contracts. A spread tracks the difference between a long and short position.

Drawdown is a peak-to-trough decline during a specific period for an investment, trading account, or fund. A drawdown is usually quoted as the percentage between the peak and the subsequent trough. If a trading account has $10,000 in it, and the funds drop to $9,000 before moving back above $10,000, then the trading account witnessed a 10% drawdown.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Factor returns are the returns attributable to a particular common factor.

Federal funds rate is the target interest rate set by the Federal Open Market Committee (FOMC) at which commercial banks borrow and lend their excess reserves to each other overnight.

Futures are derivative financial contracts that obligate the parties to transact an asset at a predetermined future date and price. drawdown

Inflation is the decline of purchasing power of a given currency over time.

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) measures the performance of fix-rate for external-currency denominated debt instruments including brady bonds, loans, Eurobonds in emerging markets. Countries covered are Argentina, Brazil, Bulgaria, Mexico, Morocco, Nigeria, the Philippines, Poland, Russia, and South Africa. It covers more of the eligible instruments than the EMBI+ by relaxing somewhat the strict EMBI+ limits on secondary market trading liquidity.

Monetary policy accommodation is when a central bank sets low interest rates so that credit is easily attainable. This makes borrowing easy for business, which stimulates investment and expansion of operations.

Morgan Stanley Capital International (MSCI) ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 26 emerging markets. The index covers approximately 85% of the global investment opportunities.

Mortgage backed security (MBS) is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Quantitative easing is the introduction of new money into the money supply by a central bank.

Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon.

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization-based indices.

Spread Sectors are nongovernmental fixed income investments with higher yields at greater risk than governmental investments.

Swap is a derivative contract through which two parties exchange financial instruments.

Treasury securities, or Treasuries, are debt obligations of the U.S. government. When you buy a U.S. Treasury security, you are lending money to the federal government for a specified period of time.

Yield refers to the earnings generated and realized on an investment over a particular period of time.

Yield spread is the difference between yields on differing debt instruments of varying maturities, credit ratings, issuer, or risk level, calculated by deducting the yield of one instrument from the other.

Spread tightening is when that difference contracts.

1290 DIVERSIFIED BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Brandywine Global Investment Management, LLC (Brandywine Global)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	6.73%	6.04%	5.04%
	with Sales Charge (a)	1.87	5.06	4.28
Fund – Class I Shares*		6.85	6.29	5.29
Fund – Class R Shares*		6.44	5.77	4.77
Bloomberg U.S. Aggregate Bond Index		(0.48)	3.10	3.29

* Date of inception 7/6/15. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Diversified Bond Fund and the Bloomberg U.S. Aggregate Bond Index from 7/6/15 to 10/31/21. The performance of the Bloomberg U.S. Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratios for Class A, I and R shares were 1.42%, 1.17% and 1.67%, respectively. The net expense ratios for Class A, I and R shares were 0.75%, 0.50% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 6.85% for the year ended October 31, 2021. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned (0.48)% over the same year.

Overview — Brandywine Global Investment Management, LLC (Brandywine Global)

As economic conditions improved over the past year, short-term U.S. Treasury yields moved sharply higher. The two-year Treasury yield began the reporting period at 0.14% and ended the period at 0.48%. Its low of 0.09% occurred on February 5, 2021 and its high of 0.50% took place just days before the reporting period ended, on October 27 and 28, 2021. Long-term U.S. Treasury yields also moved higher, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The ten-year Treasury yield began the reporting period at 0.88% and ended the period at 1.55%. Its low of 0.78% occurred on November 4, 2020, and its high of 1.74% took place on March 19 and March 31, 2021.

All told, the Bloomberg U.S. Aggregate Bond Index returned -0.48% for the twelve-months ended October 31, 2021. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced better results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) returned 10.07% and 4.06%, respectively.

Fund Highlights

The subadvisor believes the flexibility of the investment guidelines allowed them to position the Fund to take advantage of tactical opportunities and reallocate when risk on/risk off sentiment presented itself.

1290 DIVERSIFIED BOND FUND (Unaudited)

Portfolio Positioning:

•

U.S. Government, Investment Grade Corporate, and Agency Mortgage-Backed Securities (MBS) — The Fund maintained a short position on U.S. real yields, or the difference between long-end nominal yields and the rate of inflation. While this position was modestly reduced through the purchase of U.S. Treasuries, that reduction was intended to be a temporary hedge around uncertain near-term factors. On an intermediate-term basis, the subadvisor has maintained its view that the U.S. growth picture is likely to be more robust than what is priced into Treasury yields currently. They believe that the likely path forward for rates is ultimately higher, not lower, although shorter term data has the potential to underwhelm. Regarding the investment-grade bond positioning, they have been slowly reducing exposure from peak levels in 2020. There was an opportunistic build in investment-grade corporates during October (2021) as the Fund was able to take advantage of some spread widening events globally.

•

International Sovereigns (Developed Markets) — Perhaps the largest recent change came in the form of newly added safe-haven sovereign duration in France, South Korea, and the U.K. As interest rates in the developed world have drifted higher in recent months, the Fund is approaching the higher end of the yield range over the recent past. This coupled with the potential for a soft patch in near-term growth figures and a potential moderation in inflation pressures argued for a slight build in safe-haven duration in the Fund.

•

International Sovereigns (Emerging Markets) — The Fund maintained a strategic exposure to select emerging market bonds that the subadvisor believes exhibit attractive levels of high real yield and notable valuation tailwinds. The subadvisor believes that China is close to the end of its efforts to drain the credit expansion from its system, and this paired with a relatively bullish intermediate term growth outlook for the U.S. economy may provide a supportive global growth picture that could drive demand for high real yielding economies in the emerging world as we head into the new year.

•	Non-Agency Structured Credit — The Fund owned small positions in non-agency structured credit, which were generally held in the context of cash management to enhance yield.

•

Currency — While the U.S. dollar is overvalued relative to its history, there are near term risks that could create uncertainty in currency markets as investors grapple with tapering from the U.S. Federal Reserve. As this Fund’s benchmark is 100% dollar in nature, the subadvisor built dollars to the higher end of their range to help mitigate benchmark relative risk in the event of a strong dollar move.

What helped performance during the year?

•

By far the largest contributor to positive performance for the period came from U.S. corporate bond holdings. Much of this performance occurred at the end of the 2020 calendar year as investors shifted to a “risk-on” mentality given news of effective COVID-19 vaccines and hopes of a strong economic rebound out of the pandemic.

•

Outside of corporate bonds, shorts of various developed market bonds, such as U.K. gilts and Canadian bonds, in early 2021 were tailwinds to the period’s performance. At the time, we viewed many developed market sovereigns as overvalued, and when their yields rose the Fund benefited.

•

Lastly, as progress of a global economic recovery helped to fuel demand and improvements in risk sentiment stemming from progress on the vaccine front, emerging market bonds and currencies appreciated for the period. The former included government bonds from South Africa, Indonesia, and Mexico. Currencies were led by the Mexican peso and included the Czech koruna and the Brazilian real. These currencies held onto their gains despite the recent appreciation in the U.S. dollar.

What hurt performance during the year?

•

While currencies were additive overall, there were a few which detracted from performance. One such currency was the Polish zloty. Compared to its peers in Central Europe, the Polish central bank has kept its dovish stance on rates, which caused the currency to decline. Another such currency was the Chilean peso. Surging inflation, as well as the increase in political uncertainty regarding upcoming elections, weighed heavily on the South American currency.

•

Lastly, an additional regional detractor was Brazilian government bonds, where the country is also dealing with rising inflation and political unrest with their upcoming 2022 election. The rhetoric and outbursts by the Brazilian president, a rightwing firebrand, have negatively impacted many investor’s views regarding the country.

The primary use of derivatives by the Fund is for its various currency exposures where it utilizes currency forwards. On occasion, the subadvisor will tap futures for additional exposures where they choose to not hold actual bonds. As an example, for the most recent period, at times the Fund held exposures to U.K. gilts, French OATs, German bunds, and U.S. Treasuries through bond futures.

1290 DIVERSIFIED BOND FUND (Unaudited)

Fund Characteristics As of October 31, 2021
Weighted Average Life (Years)	12.06
Weighted Average Coupon (%)	2.87
Weighted Average Effective Duration (Years)*	4.97
Weighted Average Rating**	A+

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2021	% of Net Assets
U.S. Treasury Obligations	42.9%
Foreign Government Securities	24.5
Financials	7.3
Industrials	4.6
Commercial Mortgage-Backed Securities	4.0
Real Estate	3.4
Energy	3.3
Investment Company	3.3
Consumer Discretionary	2.6
Information Technology	1.9
Health Care	1.0
Communication Services	1.0
Asset-Backed Securities	0.3
Collateralized Mortgage Obligations	0.3
Cash and Other	(0.4)

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class A
Actual	$1,000.00	$979.10	$3.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class I
Actual	1,000.00	981.10	2.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.69	2.55
Class R
Actual	1,000.00	978.00	4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

* Expenses are equal to the Portfolio’s A, I and R shares annualized expense ratio of 0.75%, 0.50% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.3%)
Aames Mortgage Investment Trust,
Series 2006-1 A4 0.649%, 4/25/36 (l)		$329,293	$327,942
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WHQ2 M2 0.779%, 5/25/35 (l)		92,530	92,594
Popular ABS Mortgage Pass-Through Trust,
Series 2005-5 MV1 0.749%, 11/25/35 (l)		260,139	257,693
TICP CLO XI Ltd.,
Series 2018-11A E 6.131%, 10/20/31 (l)§		1,310,000	1,292,597
Towd Point Mortgage Trust,
Series 2018-3 A2 3.875%, 5/25/58 (l)§		345,000	365,162

Total Asset-Backed Securities			2,335,988

Collateralized Mortgage Obligations (0.3%)
Connecticut Avenue Securities Trust,
Series 2018-R07 1M2 2.489%, 4/25/31 (l)§		203,933	204,962
FNMA,
Series 2018-C06 1M2 2.089%, 3/25/31 (l)		472,036	475,723
Residential Mortgage Loan Trust,
Series 2019-3 A1 2.633%, 9/25/59 (l)§		480,292	482,205
TDA CAM FTA,
Series 9 B 0.000%, 4/28/50 (l)(m)	EUR	800,000	808,941

Total Collateralized Mortgage Obligations			1,971,831

Commercial Mortgage-Backed Securities (4.0%)
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4 A 1.070%, 5/15/36 (l)§		$730,000	729,544
FREMF Mortgage Trust,
Series 2015-K48 B 3.641%, 8/25/48 (l)§		2,710,000	2,883,884
Series 2017-K61 C 3.686%, 12/25/49 (l)§		955,000	992,144
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8 C 4.742%, 6/15/51 (l)		12,000,000	12,766,919
Wells Fargo Commercial Mortgage Trust,
Series 2019-C49 D 3.000%, 3/15/52§		11,154,000	10,093,934

Total Commercial Mortgage-Backed Securities			27,466,425

Convertible Bonds (1.5%)
Communication Services (1.0%)
Media (1.0%)
DISH Network Corp.
3.375%, 8/15/26		6,430,000	6,551,117

Total Communication Services			6,551,117

Health Care (0.5%)
Health Care Equipment & Supplies (0.5%)
Haemonetics Corp.
(Zero Coupon), 3/1/26§		4,030,000	3,518,491

Total Health Care			3,518,491

Total Convertible Bonds			10,069,608

Corporate Bonds (23.6%)
Consumer Discretionary (2.6%)
Automobiles (0.8%)
General Motors Co.
6.800%, 10/1/27		1,450,000	1,787,555
6.250%, 10/2/43		2,620,000	3,565,028

			5,352,583

Hotels, Restaurants & Leisure (1.8%)
Marriott International, Inc.
Series GG 3.500%, 10/15/32		11,740,000	12,378,764

Total Consumer Discretionary			17,731,347

Energy (3.3%)
Oil, Gas & Consumable Fuels (3.3%)
Marathon Oil Corp.
6.600%, 10/1/37		11,090,000	14,854,830
Occidental Petroleum Corp.
4.200%, 3/15/48		1,080,000	1,050,278
Petroleos Mexicanos
7.690%, 1/23/50		7,290,000	6,961,950

			22,867,058

Total Energy			22,867,058

Financials (7.3%)
Banks (3.7%)
Bank of Nova Scotia (The)
(SOFR + 0.55%), 0.598%, 9/15/23 (k)		10,895,000	10,946,418
Commonwealth Bank of Australia
(SOFR + 0.40%), 0.447%, 7/7/25 (k)§		14,390,000	14,413,555

			25,359,973

Capital Markets (2.5%)
Ares Capital Corp.
4.250%, 3/1/25		1,070,000	1,140,345
Blue Owl Finance LLC
3.125%, 6/10/31§		4,565,000	4,475,611
FS KKR Capital Corp. 4.625%, 7/15/24		2,040,000	2,178,941
Golub Capital BDC, Inc. 2.500%, 8/24/26		4,475,000	4,445,054
Owl Rock Capital Corp. 4.250%, 1/15/26		2,580,000	2,739,535
2.625%, 1/15/27		2,160,000	2,137,121

			17,116,607

Consumer Finance (1.1%)
General Motors Financial Co., Inc.
(SOFR + 1.20%), 1.249%, 11/17/23 (k)		7,635,000	7,733,797

Total Financials			50,210,377

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount		Value (Note 1)
Health Care (0.5%)
Pharmaceuticals (0.5%)
Bausch Health Cos., Inc. 5.000%, 1/30/28§		$3,380,000	$3,122,106

Total Health Care			3,122,106

Industrials (4.6%)
Aerospace & Defense (3.7%)
Boeing Co. (The) 3.750%, 2/1/50		13,645,000	14,296,655
5.805%, 5/1/50		2,460,000	3,370,204
3.950%, 8/1/59		1,515,000	1,597,101
Embraer Netherlands Finance BV
6.950%, 1/17/28§		5,575,000	6,177,100

			25,441,060

Airlines (0.9%)
Delta Air Lines, Inc. 4.750%, 10/20/28§		5,150,000	5,710,063

Total Industrials			31,151,123

Information Technology (1.9%)
Semiconductors & Semiconductor Equipment (0.3%)
NXP BV 3.400%, 5/1/30§		2,115,000	2,260,142

Technology Hardware, Storage & Peripherals (1.6%)
Dell International LLC 7.125%, 6/15/24§		485,000	491,863
6.020%, 6/15/26		8,510,000	10,003,661

			10,495,524

Total Information Technology			12,755,666

Real Estate (3.4%)
Real Estate Management & Development (3.4%)
Country Garden Holdings Co. Ltd.
4.800%, 8/6/30 (m)		10,630,000	10,071,925
Shimao Group Holdings Ltd.
4.600%, 7/13/30 (m)		7,320,000	6,295,200
Vanke Real Estate Hong Kong Co. Ltd.
3.975%, 11/9/27 (m)		3,640,000	3,786,283
3.500%, 11/12/29 (m)		3,071,000	3,061,019

			23,214,427

Total Real Estate			23,214,427

Total Corporate Bonds			161,052,104

Foreign Government Securities (24.5%)
Bonos de la Tesoreria
6.150%, 8/12/32	PEN	136,210,000	34,480,375
5.400%, 8/12/34		70,800,000	16,147,222
Mex Bonos Desarr Fix Rt
Series M 8.000%, 11/7/47	MXN	1,419,200,000	69,105,693
Republic of Korea
Series 5103 1.875%, 3/10/51	KRW	20,710,000,000	15,401,601
Republic of Poland
Series 1023 4.000%, 10/25/23	PLN	100,145,000	26,080,146
Republic of Turkey
11.700%, 11/13/30	TRY	87,390,000	6,240,195

Total Foreign Government Securities			167,455,232

U.S. Treasury Obligations (41.6%)
U.S. Treasury Notes
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 0.104%, 1/31/23 (k)		$221,480,000	221,549,700
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 0.084%, 7/31/23 (k)		62,745,000	62,741,637

Total U.S. Treasury Obligations			284,291,337

Total Long-Term Debt Securities (95.8%) (Cost $660,303,107)			654,642,525

	Number of Shares		Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (3.3%)
JPMorgan Prime Money Market Fund, IM Shares		22,829,759	22,841,173

	Principal Amount		Value (Note 1)
U.S. Treasury Obligation (1.3%)
U.S. Treasury Bills 0.07%, 3/24/22 (p)		$8,500,000	8,497,707

Total Short-Term Investments (4.6%) (Cost $31,339,418)			31,338,880

Total Investments in Securities (100.4%) (Cost $691,642,525)			685,981,405
Other Assets Less Liabilities (-0.4%)			(2,543,175)

Net Assets (100%)			$683,438,230

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2021, the market value of these securities amounted to $57,213,363 or 8.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2021.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2021, the market value of these securities amounted to $24,023,368 or 3.5% of net assets.

(p)	Yield to maturity.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Glossary:

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLICP	— Chile Indice de Camara Promedio Interbank Overnight Index
CLP	— Chilean Peso
CLO	— Collateralized Loan Obligation
EUR	— European Currency Unit
FNMA	— Federal National Mortgage Association
GBP	— British Pound
KRW	— Korean (South) Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
OAT	— Obligations Assimilables du Trésor
OTC	— Over- the-counter
PEN	— Peruvian Sol
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
SOFR	— Secured Overnight Financing Rate
THB	— Thailand Baht
TRY	— Turkish Lira
USCPI	— United States Consumer Price Index
USD	— United States Dollar
ZAR	— South African Rand

Country Diversification As a Percentage of Total Net Assets
Australia	2.1%
Brazil	0.9
Canada	1.6
Cayman Islands	0.2
China	3.7
Mexico	11.2
Peru	7.4
Poland	3.8
South Korea	2.3
Spain	0.1
Turkey	0.9
United States	66.2
Cash and Other	(0.4)

100.0%

Futures contracts outstanding as of October 31, 2021 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-OAT	199	12/2021	EUR	37,727,216	(252,310)
Long Gilt	532	12/2021	GBP	90,950,330	395,333
U.S. Treasury 10 Year Note	413	12/2021	USD	53,980,390	(1,210,848)
U.S. Treasury Ultra Bond	94	12/2021	USD	18,462,188	16,222

					(1,051,603)

Forward Foreign Currency Contracts outstanding as of October 31, 2021 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
KRW	66,910,000,000	USD	56,512,803	Citibank NA**	11/1/2021	746,192
USD	56,688,914	KRW	66,080,000,000	Citibank NA**	11/1/2021	140,200
NOK	302,100,000	USD	34,137,522	Citibank NA	11/2/2021	1,622,845
NOK	237,600,000	USD	27,215,404	HSBC Bank plc	11/2/2021	909,929
NZD	950,000	USD	679,868	HSBC Bank plc	11/8/2021	853
NZD	39,500,000	USD	28,251,822	Morgan Stanley	11/8/2021	51,847
RUB	2,023,000,000	USD	26,775,906	Citibank NA**	11/15/2021	1,686,201
CAD	8,800,000	USD	6,989,530	Citibank NA	11/16/2021	120,938
CAD	34,780,000	USD	27,562,487	HSBC Bank plc	11/16/2021	540,023
CAD	990,000	USD	781,763	JPMorgan Chase Bank	11/16/2021	18,165
USD	36,025,885	CAD	44,570,000	Citibank NA	11/16/2021	12,979
USD	16,453,124	ZAR	244,500,000	HSBC Bank plc	11/17/2021	474,742
USD	20,640,280	ZAR	309,200,000	Morgan Stanley	11/17/2021	433,672
ZAR	214,400,000	USD	14,008,769	HSBC Bank plc	11/17/2021	2,541

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	72,114,929	MXN	1,466,600,000	Citibank NA	11/22/2021	1,100,055
USD	3,208,504	MXN	64,800,000	Goldman Sachs Bank USA	11/22/2021	70,795
USD	34,362,222	GBP	25,040,000	Citibank NA	11/23/2021	93,241
AUD	47,280,000	USD	34,543,477	Morgan Stanley	11/30/2021	1,026,805
THB	51,400,000	USD	1,524,544	HSBC Bank plc	12/1/2021	24,037
SEK	298,800,000	USD	34,453,733	HSBC Bank plc	12/6/2021	351,196
USD	1,535,800	CLP	1,250,000,000	HSBC Bank plc**	12/7/2021	5,522
THB	99,100,000	USD	2,957,061	HSBC Bank plc	12/9/2021	28,561
CHF	18,360,000	USD	20,068,864	Goldman Sachs Bank USA	12/13/2021	8,135
CHF	32,700,000	USD	35,683,788	Morgan Stanley	12/13/2021	74,265
THB	494,900,000	USD	14,771,326	HSBC Bank plc	1/18/2022	136,580
USD	90,152,474	EUR	77,330,000	Citibank NA	1/26/2022	561,609
USD	681,128	PLN	2,720,000	Morgan Stanley	1/27/2022	819
USD	42,027,994	SGD	56,510,000	Morgan Stanley	2/10/2022	139,464
USD	922,604	KRW	1,080,000,000	Citibank NA**	2/11/2022	295

Total unrealized appreciation						10,382,506

USD	700,209	KRW	830,000,000	Citibank NA**	11/1/2021	(10,073)
USD	26,671,112	NOK	237,600,000	HSBC Bank plc	11/2/2021	(1,454,221)
USD	34,739,671	NOK	302,100,000	JPMorgan Chase Bank	11/2/2021	(1,020,696)
SGD	20,460,000	USD	15,211,438	Barclays Bank plc	11/3/2021	(39,092)
SGD	56,340,000	USD	41,922,762	Morgan Stanley	11/3/2021	(143,193)
USD	21,218,159	SGD	28,700,000	Citibank NA	11/3/2021	(64,653)
USD	35,304,307	SGD	48,100,000	Morgan Stanley	11/3/2021	(364,797)
THB	66,400,000	USD	2,006,649	HSBC Bank plc	11/8/2021	(5,702)
USD	21,365,048	NZD	31,090,000	Goldman Sachs Bank USA	11/8/2021	(912,447)
USD	28,669,603	NZD	40,100,000	HSBC Bank plc	11/8/2021	(63,994)
USD	13,862,100	NZD	20,090,000	Morgan Stanley	11/8/2021	(533,361)
USD	689,136	THB	22,900,000	HSBC Bank plc	11/8/2021	(949)
USD	26,860,163	RUB	2,023,000,000	Citibank NA**	11/15/2021	(1,601,944)
ZAR	224,800,000	USD	15,436,726	Goldman Sachs Bank USA	11/17/2021	(745,764)
ZAR	104,500,000	USD	6,872,830	HSBC Bank plc	11/17/2021	(43,623)
ZAR	10,000,000	USD	667,642	Morgan Stanley	11/17/2021	(14,129)
MXN	35,100,000	USD	1,700,366	Goldman Sachs Bank USA	11/22/2021	(774)
MXN	26,500,000	USD	1,305,937	HSBC Bank plc	11/22/2021	(22,769)
GBP	500,000	USD	691,111	HSBC Bank plc	11/23/2021	(6,826)
USD	717,399	GBP	530,000	Barclays Bank plc	11/23/2021	(7,943)
USD	20,127,589	AUD	27,740,000	Citibank NA	11/30/2021	(742,115)
USD	14,133,868	AUD	19,540,000	Morgan Stanley	11/30/2021	(566,709)
USD	34,648,701	SEK	298,800,000	HSBC Bank plc	12/6/2021	(156,229)
CLP	6,280,000,000	USD	7,981,503	HSBC Bank plc**	12/7/2021	(293,389)
USD	90,512,541	CHF	83,000,000	Goldman Sachs Bank USA	12/13/2021	(249,490)
CLP	48,960,000,000	USD	61,526,784	HSBC Bank plc**	1/14/2022	(1,863,247)
EUR	590,000	USD	685,436	HSBC Bank plc	1/26/2022	(1,890)
PLN	237,790,000	USD	60,090,012	Citibank NA	1/27/2022	(615,496)
KRW	66,080,000,000	USD	56,567,593	Citibank NA**	2/11/2022	(135,934)

Total unrealized depreciation						(11,681,449)

Net unrealized depreciation						(1,298,943)

**	Non-deliverable forward.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Centrally Cleared Credit default swap contracts outstanding — sell protection as of October 31, 2021 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Fund (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Goodyear Tire & Rubber Co. (The)	5.00	Quarterly	6/20/2022	0.42	USD	1,010,000	24,402	11,360	35,762

Total Centrally Cleared Credit default swap contracts outstanding							24,402	11,360	35,762

OTC Inflation-linked swap contracts outstanding as of October 31, 2021 (Note 1):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)
1 month USCPI	2.40% and decrease in total return of index	Increase in total return of index	At termination	JPMorgan Chase Bank	5/24/2031	USD	65,250,000	(3,679,975)
1 month USCPI	2.56% and decrease in total return of index	Increase in total return of index	At termination	JPMorgan Chase Bank	5/24/2031		USD 53,400,000	(2,468,258)

								(6,148,233)

OTC Interest rate swap contracts outstanding as of October 31, 2021 (Note 1):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)
1 day SOFR	1.17% and decrease in total return of index	Increase in total return of index	At termination	JPMorgan Chase Bank	5/24/2031	USD	75,600,000	480,948
1 day SOFR	1.37% and decrease in total return of index	Increase in total return of index	At termination	JPMorgan Chase Bank	5/24/2031	USD	61,250,000	(802,701)
1 day CLICP	5.57% and decrease in total return of index	Increase in total return of index	At termination	JPMorgan Chase Bank**	11/2/2031	CLP	11,050,000,000	(45,556)

								(367,309)

**	Non-deliverable interest rate swap.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,335,988	$—	$2,335,988
Centrally Cleared Credit Default Swaps	—	11,360	—	11,360
Collateralized Mortgage Obligations	—	1,971,831	—	1,971,831
Commercial Mortgage-Backed Securities	—	27,466,425	—	27,466,425
Convertible Bonds
Communication Services	—	6,551,117	—	6,551,117
Health Care	—	3,518,491	—	3,518,491
Corporate Bonds
Consumer Discretionary	—	17,731,347	—	17,731,347
Energy	—	22,867,058	—	22,867,058
Financials	—	50,210,377	—	50,210,377
Health Care	—	3,122,106	—	3,122,106
Industrials	—	31,151,123	—	31,151,123
Information Technology	—	12,755,666	—	12,755,666
Real Estate	—	23,214,427	—	23,214,427
Foreign Government Securities	—	167,455,232	—	167,455,232
Forward Currency Contracts	—	10,382,506	—	10,382,506
Futures	411,555	—	—	411,555
OTC Interest Rate Swaps	—	480,948	—	480,948
Short-Term Investments
Investment Company	22,841,173	—	—	22,841,173
U.S. Treasury Obligations	—	8,497,707	—	8,497,707
U.S. Treasury Obligation	—	284,291,337	—	284,291,337

Total Assets	$23,252,728	$674,015,046	$—	$697,267,774

Liabilities:
Forward Currency Contracts	$—	$(11,681,449)	$—	$(11,681,449)
Futures	(1,463,158)	—	—	(1,463,158)
OTC Inflation-linked Swaps	—	(6,148,233)	—	(6,148,233)
OTC Interest Rate Swaps	—	(848,257)	—	(848,257)

Total Liabilities	$(1,463,158)	$(18,677,939)	$—	$(20,141,097)

Total	$21,789,570	$655,337,107	$—	$677,126,677

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Fair Values of Derivative Instruments as of October 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$892,503	*
Foreign exchange contracts	Receivables	10,382,506
Credit contracts	Receivables	11,360	**

Total		$11,286,369

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(8,459,648	)*
Foreign exchange contracts	Payables	(11,681,449)

Total		$(20,141,097)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.
**

Includes cumulative appreciation/depreciation of centrally cleared swap contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$1,973,560	$—	$—	$1,973,560
Foreign exchange contracts	—	(3,574,847)	—	(3,574,847)
Credit contracts			(130,142)	(130,142)

Total	$1,973,560	$(3,574,847)	$(130,142)	$(1,731,429)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(1,456,203)	$—	$(6,515,542)	$(7,971,745)
Foreign exchange contracts	—	1,602,745	—	1,602,745
Credit contracts	—	—	29,546	29,546

Total	$(1,456,203)	$1,602,745	$(6,485,996)	$(6,339,454)

^	This Portfolio held forward foreign currency, futures and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Fund held swap contracts with an average notional balance of approximately $101,173,000, forward foreign currency contracts with an average settlement value of approximately $699,664,000 and futures contracts with an average notional balance of approximately $102,189,000 during the year ended October 31, 2021.

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank NA	$6,084,555	$(3,170,215)	$(860,000)	$2,054,340
Goldman Sachs Bank USA	78,930	(78,930)	—	—
HSBC Bank plc	2,473,984	(2,473,984)	—	—
JPMorgan Chase Bank	499,113	(499,113)	—	—
Morgan Stanley	1,726,872	(1,622,189)	—	104,683

Total	$10,863,454	$(7,844,431)	$(860,000)	$2,159,023

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
Barclays Bank plc	$47,035	$—	$—	$47,035
Citibank NA	3,170,215	(3,170,215)	—	—
Goldman Sachs Bank USA	1,908,475	(78,930)	—	1,829,545
HSBC Bank plc	3,912,839	(2,473,984)	(1,438,855)	—
JPMorgan Chase Bank	8,017,186	(499,113)	(7,518,073)	—
Morgan Stanley	1,622,189	(1,622,189)	—	—

Total	$18,677,939	$(7,844,431)	$(8,956,928)	$1,876,580

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $303,072.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$770,682,993
Long-term U.S. government debt securities	461,362,845

$1,232,045,838

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$537,037,139
Long-term U.S. government debt securities	208,108,310

$745,145,449

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,859,879
Aggregate gross unrealized depreciation	(29,041,618)

Net unrealized depreciation	$(13,181,739)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$690,332,818

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $691,642,525)	$685,981,405
Cash	878,007
Cash held as collateral for forward foreign currency contracts	1,540,000
Cash held as collateral at broker for swaps	7,720,000
Receivable for securities sold	16,398,952
Due from Custodian	14,259,826
Unrealized appreciation on forward foreign currency contracts	10,382,506
Dividends, interest and other receivables	6,084,948
Due from broker for futures variation margin	3,522,806
Receivable for Fund shares sold	1,986,075
Variation Margin on Centrally Cleared Swaps	1,013,657
Market value on OTC swap contracts	480,948
Prepaid registration and filing fees	47,196
Other assets	4,054

Total assets	750,300,380

LIABILITIES
Payable for securities purchased	46,085,702
Unrealized depreciation on forward foreign currency contracts	11,681,449
Market value on OTC swap contracts	6,996,490
Payable for return of cash collateral on forward foreign currency contracts	860,000
Payable for Fund shares redeemed	842,265
Administrative fees payable	88,896
Transfer agent fees payable	66,580
Investment advisory fees payable	56,039
Distribution fees payable – Class A	1,809
Trustees’ fees payable	1,631
Distribution fees payable – Class R	539
Accrued expenses	180,750

Total liabilities	66,862,150

NET ASSETS	$683,438,230

Net assets were comprised of:
Paid in capital	$696,701,443
Total distributable earnings (loss)	(13,263,213)

Net assets	$683,438,230

Class A
Net asset value and redemption price per share, $8,549,891 / 799,413 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.70
Maximum sales charge (4.50% of offering price)	0.50

Maximum offering price per share	$11.20

Class I
Net asset value, offering and redemption price per share, $673,624,569 / 62,834,067 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.72

Class R
Net asset value, offering and redemption price per share, $1,263,770 / 118,746 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.64

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Interest (net of $58,526 foreign withholding tax)	$15,767,825
Dividends	13,635

Total income	15,781,460

EXPENSES
Investment advisory fees	2,880,518
Administrative fees	720,130
Transfer agent fees	373,350
Professional fees	167,941
Printing and mailing expenses	140,244
Custodian fees	139,500
Registration and filing fees	69,307
Trustees’ fees	23,038
Distribution fees – Class A	22,590
Distribution fees – Class R	3,297
Miscellaneous	77,323

Gross expenses	4,617,238
Less: Waiver from investment adviser	(2,190,751)

Net expenses	2,426,487

NET INVESTMENT INCOME (LOSS)	13,354,973

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities (net of Indonesian tax of $71,964 on realized gain on investments)	8,557,781
Futures contracts	1,973,560
Forward foreign currency contracts	(3,574,847)
Foreign currency transactions	(235,845)
Swaps	(130,142)

Net realized gain (loss)	6,590,507

Change in unrealized appreciation (depreciation) on:
Investments in securities	(9,646,334)
Futures contracts	(1,456,203)
Forward foreign currency contracts	1,602,745
Foreign currency translations	(83,483)
Swaps	(6,485,996)

Net change in unrealized appreciation (depreciation)	(16,069,271)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,478,764)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,876,209

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,354,973	$4,752,881
Net realized gain (loss)	6,590,507	1,710,991
Net change in unrealized appreciation (depreciation)	(16,069,271)	1,379,996

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,876,209	7,843,868

Distributions to shareholders:
Class A	(549,999)	(285,275)
Class I	(22,879,382)	(4,265,925)
Class R	(30,241)	(6,818)

Total distributions to shareholders	(23,459,622)	(4,558,018)

Tax return of capital:
Class A	(16,404)	—
Class I	(829,457)	—
Class R	(1,003)	—

Total tax return of capital	(846,864)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 354,825 and 632,166 shares, respectively ]	3,937,868	6,539,329
Capital shares issued in reinvestment of dividends [ 50,304 and 28,380 shares, respectively ]	561,835	280,472
Capital shares repurchased [ (335,811) and (302,477) shares, respectively ]	(3,685,094)	(3,076,148)

Total Class A transactions	814,609	3,743,653

Class I
Capital shares sold [ 57,270,804 and 10,858,869 shares, respectively ]	638,033,981	113,708,337
Capital shares issued in reinvestment of dividends [ 2,003,699 and 286,239 shares, respectively ]	22,327,521	2,834,997
Capital shares repurchased [ (12,265,377) and (3,157,638) shares, respectively ]	(135,814,596)	(31,454,948)

Total Class I transactions	524,546,906	85,088,386

Class R
Capital shares sold [ 115,920 and 15,969 shares, respectively ]	1,282,414	161,483
Capital shares issued in reinvestment of dividends [ 2,380 and 209 shares, respectively ]	26,328	2,059
Capital shares repurchased [ (27,612) and (2,149) shares, respectively ]	(304,577)	(20,526)

Total Class R transactions	1,004,165	143,016

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	526,365,680	88,975,055

TOTAL INCREASE (DECREASE) IN NET ASSETS	505,935,403	92,260,905
NET ASSETS:
Beginning of year	177,502,827	85,241,922

End of year	$683,438,230	$177,502,827

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$10.68	$10.34	$9.52	$10.12		$9.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	0.39	0.41 **	0.26		0.19
Net realized and unrealized gain (loss)	0.44 †	0.43	0.80	(0.40)		0.23

Total from investment operations	0.73	0.82	1.21	(0.14)		0.42

Less distributions:
Dividends from net investment income	(0.47)	(0.15)	(0.39)	(0.43)		(0.19)
Distributions from net realized gains	(0.22)	(0.33)	—	—		—
Return of capital	(0.02)	—	—	(0.03)		—

Total dividends and distributions	(0.71)	(0.48)	(0.39)	(0.46)		(0.19)

Net asset value, end of year	$10.70	$10.68	$10.34	$9.52		$10.12

Total return	6.73%	8.32%	12.97%	(1.44)%		4.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,550	$7,796	$3,848	$190		$111
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	1.05%		1.30%
Before waivers and reimbursements (f)	1.22%	1.42%	1.55%	1.85%		1.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.62%	3.76%*	4.00%**	2.63%		1.93%
Before waivers and reimbursements (f)	2.15%	3.09%*	3.19%**	1.83%		1.48%
Portfolio turnover rate^	165%	200%	194%	139	%***	117%

	Year Ended October 31,
Class I	2021	2020	2019	2018		2017
Net asset value, beginning of year	$10.71	$10.37	$9.53	$10.13		$9.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.41	0.42 **	0.27		0.22
Net realized and unrealized gain (loss)	0.43 †	0.41	0.84	(0.38)		0.23

Total from investment operations	0.74	0.82	1.26	(0.11)		0.45

Less distributions:
Dividends from net investment income	(0.49)	(0.15)	(0.42)	(0.46)		(0.21)
Distributions from net realized gains	(0.22)	(0.33)	—	—		—
Return of capital	(0.02)	—	—	(0.03)		—

Total dividends and distributions	(0.73)	(0.48)	(0.42)	(0.49)		(0.21)

Net asset value, end of year	$10.72	$10.71	$10.37	$9.53		$10.13

Total return	6.85%	8.34%	13.43%	(1.19)%		4.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$673,625	$169,409	$81,249	$30,590		$71,053
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50%	0.50%	0.50%	0.91%		1.05%
Before waivers and reimbursements (f)	0.96%	1.17%	1.34%	1.54%		1.51%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.79%	3.95%*	4.12%**	2.70%		2.18%
Before waivers and reimbursements (f)	2.33%	3.28%*	3.28%**	2.06%		1.73%
Portfolio turnover rate^	165%	200%	194%	139	%***	117%

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2021	2020	2019	2018		2017
Net asset value, beginning of year	$10.63	$10.34	$9.51	$10.11		$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.35 *	0.35 **	0.23		0.17
Net realized and unrealized gain (loss)	0.45 †	0.41	0.85	(0.39)		0.23

Total from investment operations	0.70	0.76	1.20	(0.16)		0.40

Less distributions:
Dividends from net investment income	(0.45)	(0.14)	(0.37)	(0.41)		(0.17)
Distributions from net realized gains	(0.22)	(0.33)	—	—		—
Return of capital	(0.02)	—	—	(0.03)		—

Total dividends and distributions	(0.69)	(0.47)	(0.37)	(0.44)		(0.17)

Net asset value, end of year	$10.64	$10.63	$10.34	$9.51		$10.11

Total return	6.44%	7.77%	12.84%	(1.69)%		4.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,264	$298	$145	$96		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.32%		1.55%
Before waivers and reimbursements (f)	1.47%	1.67%	1.88%	2.09%		2.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.24%	3.43%*	3.51%**	2.34%		1.68%
Before waivers and reimbursements (f)	1.77%	2.75%*	2.63%**	1.57%		1.23%
Portfolio turnover rate^	165%	200%	194%	139	%***	117%
*

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.08 lower and the ratios for each class would have been 0.73% lower.

**

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.07 lower and the ratios for each class would have been 0.65% lower.

***

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 64%.

^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	18.12%	9.30%	9.17%
	with Sales Charge (a)	11.60	8.07	8.09
Fund – Class I Shares*		18.47	9.56	9.44
Fund – Class R Shares*		17.87	9.02	8.92
60% S&P 500® Index/ 40% Bloomberg U.S. Aggregate Bond Index		24.02	12.67	12.26
S&P 500® Index		42.91	18.93	18.10
Bloomberg U.S. Aggregate Bond Index		(0.48)	3.10	3.31

* Date of inception 3/7/16. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 DoubleLine Dynamic Allocation Fund and the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index from 3/7/16 to 10/31/21. The performance of each of the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratios including acquired fund fees for Class A, I and R shares were 1.66%, 1.41% and 1.91%, respectively. The net expense ratios for Class A, I and R shares were 1.20%, 0.95% and 1.45%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 18.47% for the year ended October 31, 2021. The Fund’s benchmarks, the 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index returned 24.02%, 42.91% and (0.48)%, respectively over the same year.

Overview — DoubleLine Capital LP

In the 12-months ending October 31, 2021 capital markets surged and adapted to a new world dominated by central bank intervention and pandemic concerns. As pandemic pessimism waned, large capitalization U.S. equities rallied by 42.91% and 37.73% as measured by the S&P 500® Index and Dow Jones Industrial Average, respectively. The broad U.S. fixed income market declined -0.48% as measured by the Bloomberg U.S. Aggregate Bond Index during the period as interest rate volatility detracted from the Index return. The broad commodity market rallied 43.94% (Bloomberg Commodity Total Return Index) as inflationary pressures drove prices higher across the globe.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

The Fund utilized equity index swaps on the Shiller Barclays CAPE US Sector Index (“the Index”). The use of these derivative instruments allowed the Fund to gain exposure to the Index, which added to the Fund’s performance.

Fund Highlights

What helped performance during the year?

•

The Fund’s fixed income allocation increased in value and outperformed the broad fixed income market, adding to performance. Lower interest rate exposure relative to the broad market helped achieve this outperformance. More diversified sector exposure also added to performance with non-agency mortgage backed securities, high yield corporate bonds, and bank loans all enhancing performance.

•

The Fund’s smart beta equity allocation performed in line with the broad market, adding to performance. The sectors that contributed most to performance were technology, communication services and financials while healthcare was the sole sector that detracted from performance.

•

The Fund’s active equity allocation increased in value, adding to performance. The active equity exposure had a value orientation which slightly underperformed the broad market’s growth driven strength.

What hurt performance during the year?

•	A more conservative allocation mix between equities and fixed income reduced volatility but detracted from outright performance.

Fund Characteristics As of October 31, 2021
Weighted Average Life (Years)	6.72
Weighted Average Coupon (%)	2.94
Weighted Average Effective Duration (Years)*	4.84
Weighted Average Rating**	Baa1

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2021	% of Net Assets
U.S. Treasury Obligations	35.2%
Collateralized Mortgage Obligations	11.4
Information Technology	8.0
Investment Companies	5.9
Financials	5.7
Health Care	5.2
Communication Services	4.5
Consumer Discretionary	4.1
Industrials	3.3
Mortgage-Backed Securities	3.0
Consumer Staples	2.7
Energy	2.4
Asset-Backed Securities	1.8
Materials	1.3
Real Estate	0.9
Utilities	0.9
Commercial Mortgage-Backed Security	0.0 #
Cash and Other	3.7

100.0%

# Less than 0.05%.
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1290 DOUBLELINE DYNAMIC ALLOCATION FUND (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class A
Actual	$1,000.00	$1,038.10	$5.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.91
Class I
Actual	1,000.00	1,038.80	4.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.64
Class R
Actual	1,000.00	1,037.30	7.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.09	7.18

* Expenses are equal to the Portfolio’s A, I and R shares annualized expense ratio of 1.16%, 0.91% and 1.41%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (1.8%)
GSAA Home Equity Trust,
Series 2007-9 A2A 6.500%, 8/25/47	$326,542	$236,640
Lehman ABS Mortgage Loan Trust,
Series 2007-1 2A4 0.389%, 6/25/37 (l)§	428,150	357,842
Long Beach Mortgage Loan Trust,
Series 2006-7 1A 0.244%, 8/25/36 (l)	461,959	284,047
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE2 A1 0.219%, 1/25/37 (l)§	939,230	471,155

Total Asset-Backed Securities		1,349,684

Collateralized Mortgage Obligations (11.4%)
Alternative Loan Trust,
Series 2005-11CB 2A6 5.500%, 6/25/25	345,732	329,494
Series 2007-9T1 2A1 6.000%, 5/25/37	1,396,141	923,344
Banc of America Alternative Loan Trust,
Series 2006-5 CB14 6.000%, 6/25/46 (l)	169,663	166,777
BRAVO Residential Funding Trust,
Series 2020-RPL1 M1 3.250%, 5/26/59 (l)§	500,000	520,348
CHL Mortgage Pass-Through Trust,
Series 2006-20 1A33 6.000%, 2/25/37	453,875	318,082
Series 2006-OA5 2A1 0.489%, 4/25/46 (l)	581,996	509,576
FHLMC,
Series 3998 AZ 4.000%, 2/15/42	1,290,196	1,385,332
FNMA,
Series 2013-5 EZ 2.000%, 8/25/42	291,238	289,339
Series 2018-21 PO (Zero Coupon), 4/25/48 PO	117,799	108,357
Series 2018-44 PZ 3.500%, 6/25/48	1,464,880	1,591,983
Series 2021-48 NS 3.601%, 8/25/51 IO (l)	143,282	18,828
GNMA,
Series 2020-115 IG 2.500%, 8/20/50 IO	143,348	18,802
Series 2021-140 IH 2.500%, 8/20/51 IO	130,495	18,982
Series 2021-176 SD 2.650%, 9/20/51 IO (l)	331,000	17,813
HarborView Mortgage Loan Trust,
Series 2005-8 1A2A 0.740%, 9/19/35 (l)	377,958	315,219
New Residential Mortgage Loan Trust,
Series 2016-1A A1 3.750%, 3/25/56 (l)§	229,277	243,263
PMT Credit Risk Transfer Trust,
Series 2019-2R A 2.838%, 5/27/23 (l)§	374,288	370,662
Series 2019-3R A 2.788%, 10/27/22 (l)§	225,205	225,270
RALI Trust,
Series 2006-QO10 A1 0.409%, 1/25/37 (l)	457,883	441,318
Series 2006-QS3 1A10 6.000%, 3/25/36	229,269	226,096
Series 2006-QS4 A10 6.000%, 4/25/36	362,996	358,911
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-AR6 A2 2.594%, 10/25/37 (l)	192,626	189,020

Total Collateralized Mortgage Obligations		8,586,816

Commercial Mortgage-Backed Security (0.0%)
GNMA,
Series 2021-164 IO 0.968%, 10/16/63 IO (l)	158,804	13,888

Total Commercial Mortgage-Backed Security		13,888

Corporate Bonds (12.9%)
Communication Services (1.1%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
3.500%, 9/15/53	18,000	18,230
3.550%, 9/15/55	80,000	81,023
CCO Holdings LLC
4.250%, 1/15/34§	20,000	19,350
Frontier Communications Holdings LLC
5.875%, 10/15/27§	10,000	10,500
5.000%, 5/1/28§	20,000	20,350
6.000%, 1/15/30§	20,000	20,020
Lumen Technologies, Inc.
5.125%, 12/15/26§	30,000	30,640
4.000%, 2/15/27§	25,000	25,063
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.225%, 5/15/25 (k)	55,000	56,213

		281,389

Entertainment (0.1%)
Lions Gate Capital Holdings LLC
5.500%, 4/15/29§	25,000	25,500
Live Nation Entertainment, Inc.
6.500%, 5/15/27§	30,000	32,812

		58,312

Media (0.6%)
Cengage Learning, Inc.
9.500%, 6/15/24§	25,000	25,559
Charter Communications Operating LLC
4.908%, 7/23/25	105,000	116,336
Clear Channel Outdoor Holdings, Inc.
7.500%, 6/1/29§	20,000	20,425
Comcast Corp.
3.400%, 4/1/30	50,000	54,532
Diamond Sports Group LLC
5.375%, 8/15/26§	15,000	8,475
DIRECTV Holdings LLC
5.875%, 8/15/27§	20,000	20,683

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
DISH DBS Corp.
5.875%, 11/15/24	$25,000	$26,594
5.125%, 6/1/29	20,000	19,190
GCI LLC
4.750%, 10/15/28§	30,000	31,012
iHeartCommunications, Inc.
8.375%, 5/1/27	5,000	5,325
Nexstar Media, Inc.
5.625%, 7/15/27§	20,000	21,100
Radiate Holdco LLC
4.500%, 9/15/26§	20,000	20,271
Scripps Escrow, Inc.
5.875%, 7/15/27§	30,000	30,637
Sirius XM Radio, Inc.
4.125%, 7/1/30§	35,000	34,713
Univision Communications, Inc.
4.500%, 5/1/29§	20,000	20,159

		455,011

Wireless Telecommunication Services (0.1%)
T-Mobile USA, Inc.
2.250%, 2/15/26	55,000	55,275
3.375%, 4/15/29	10,000	10,250
3.375%, 4/15/29§	5,000	5,125
2.875%, 2/15/31	10,000	9,925

		80,575

Total Communication Services		875,287

Consumer Discretionary (1.6%)
Auto Components (0.2%)
American Axle & Manufacturing, Inc.
5.000%, 10/1/29	40,000	38,246
Clarios Global LP
6.250%, 5/15/26§	13,000	13,552
Goodyear Tire & Rubber Co. (The)
5.250%, 7/15/31§	35,000	37,362
Icahn Enterprises LP
5.250%, 5/15/27	25,000	25,938

		115,098

Automobiles (0.1%)
Ford Motor Co. 8.500%, 4/21/23	75,000	81,885

Diversified Consumer Services (0.0%)
Metis Merger Sub LLC 6.500%, 5/15/29§	25,000	24,750

Hotels, Restaurants & Leisure (0.9%)
Boyd Gaming Corp. 4.750%, 6/15/31§	40,000	41,051
Boyne USA, Inc. 4.750%, 5/15/29§	60,000	61,350
Carnival Corp. 5.750%, 3/1/27§	30,000	30,459
Cedar Fair LP 5.250%, 7/15/29	25,000	25,844
Expedia Group, Inc. 5.000%, 2/15/26	50,000	55,906
3.250%, 2/15/30	60,000	61,909
Golden Nugget, Inc. 6.750%, 10/15/24§	45,000	45,000
Marriott International, Inc.
Series R 3.125%, 6/15/26	55,000	58,109
McDonald’s Corp. 3.600%, 7/1/30	55,000	60,843
MGM Resorts International 6.750%, 5/1/25	45,000	47,362
Midwest Gaming Borrower LLC 4.875%, 5/1/29§	20,000	20,178
Premier Entertainment Sub LLC 5.625%, 9/1/29§	30,000	30,450
5.875%, 9/1/31§	30,000	30,450
Scientific Games International, Inc. 7.250%, 11/15/29§	20,000	22,602
Viking Cruises Ltd. 13.000%, 5/15/25§	10,000	11,462
5.875%, 9/15/27§	55,000	53,075

		656,050

Household Durables (0.1%)
Mattamy Group Corp. 4.625%, 3/1/30§	35,000	35,436
SWF Escrow Issuer Corp. 6.500%, 10/1/29§	30,000	28,575

		64,011

Multiline Retail (0.1%)
Dollar Tree, Inc. 4.000%, 5/15/25	105,000	113,757

Specialty Retail (0.2%)
Ambience Merger Sub, Inc. 7.125%, 7/15/29§	10,000	9,636
Sonic Automotive, Inc. 4.625%, 11/15/29§	45,000	45,000
SRS Distribution, Inc. 4.625%, 7/1/28§	30,000	30,713
Staples, Inc. 7.500%, 4/15/26§	15,000	15,056
Victoria’s Secret & Co. 4.625%, 7/15/29§	40,000	40,176

		140,581

Total Consumer Discretionary		1,196,132

Consumer Staples (1.0%)
Beverages (0.3%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	50,000	63,506
Constellation Brands, Inc. 3.150%, 8/1/29	100,000	105,866
Primo Water Holdings, Inc. 4.375%, 4/30/29§	20,000	19,778
Triton Water Holdings, Inc. 6.250%, 4/1/29§	20,000	19,900

		209,050

Food & Staples Retailing (0.2%)
Performance Food Group, Inc.
5.500%, 10/15/27§	35,000	36,494
4.250%, 8/1/29§	20,000	19,950
Sysco Corp. 5.950%, 4/1/30	44,000	55,602

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
United Natural Foods, Inc. 6.750%, 10/15/28§	$25,000	$27,063
US Foods, Inc. 6.250%, 4/15/25§	5,000	5,225

		144,334

Food Products (0.3%)
Flowers Foods, Inc. 2.400%, 3/15/31	55,000	54,293
Kraft Heinz Foods Co.
5.000%, 7/15/35	15,000	18,450
5.200%, 7/15/45	35,000	44,275
Post Holdings, Inc. 4.625%, 4/15/30§	30,000	30,150
Smithfield Foods, Inc. 4.250%, 2/1/27§	100,000	108,483

		255,651

Household Products (0.1%)
Energizer Holdings, Inc. 4.750%, 6/15/28§	35,000	34,915
Kronos Acquisition Holdings, Inc.
5.000%, 12/31/26§	30,000	29,700
7.000%, 12/31/27§	20,000	19,296

		83,911

Personal Products (0.0%)
Coty, Inc. 5.000%, 4/15/26§	20,000	20,500

Tobacco (0.1%)
Altria Group, Inc. 4.450%, 5/6/50	50,000	53,100

Total Consumer Staples		766,546

Energy (1.7%)
Energy Equipment & Services (0.2%)
Patterson-UTI Energy, Inc. 3.950%, 2/1/28	60,000	60,302
Transocean Poseidon Ltd. 6.875%, 2/1/27§	35,000	34,825
Transocean, Inc. 11.500%, 1/30/27§	11,000	11,330
USA Compression Partners LP 6.875%, 9/1/27	50,000	51,875
Weatherford International Ltd. 6.500%, 9/15/28§	20,000	21,150

		179,482

Oil, Gas & Consumable Fuels (1.5%)
Antero Midstream Partners LP 5.750%, 3/1/27§	16,000	16,520
Apache Corp. 4.375%, 10/15/28	20,000	21,422
BP Capital Markets America, Inc. 2.939%, 6/4/51	60,000	58,430
Chesapeake Energy Corp. 5.875%, 2/1/29§	30,000	31,800
CNX Resources Corp. 6.000%, 1/15/29§	25,000	26,375
Energy Transfer LP
4.750%, 1/15/26	45,000	49,738
4.200%, 4/15/27	5,000	5,452
EQM Midstream Partners LP 4.750%, 1/15/31§	40,000	41,314
EQT Corp. 7.500%, 2/1/30 (e)	15,000	19,166
Hess Midstream Operations LP
5.125%, 6/15/28§	35,000	36,354
4.250%, 2/15/30§	35,000	34,869
Hilcorp Energy I LP
6.250%, 11/1/28§	30,000	30,789
5.750%, 2/1/29§	15,000	15,263
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	40,000	56,230
Marathon Petroleum Corp. 5.125%, 12/15/26	55,000	63,254
MEG Energy Corp.
7.125%, 2/1/27§	35,000	36,663
5.875%, 2/1/29§	5,000	5,131
NGL Energy Operating LLC 7.500%, 2/1/26§	40,000	40,477
NuStar Logistics LP 6.375%, 10/1/30	25,000	27,344
Occidental Petroleum Corp. 8.000%, 7/15/25	15,000	17,681
6.625%, 9/1/30	20,000	24,423
6.125%, 1/1/31	25,000	29,875
6.450%, 9/15/36	15,000	19,106
Ovintiv, Inc. 7.375%, 11/1/31	15,000	20,025
Parkland Corp. 4.500%, 10/1/29§	25,000	25,156
Peabody Energy Corp. 8.500%, 12/31/24 PIK§	8,083	7,569
Pioneer Natural Resources Co. 1.900%, 8/15/30	65,000	61,766
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	55,000	62,386
Southwestern Energy Co. 5.375%, 2/1/29§	20,000	21,100
Sunoco LP
6.000%, 4/15/27	15,000	15,675
4.500%, 5/15/29	10,000	10,100
Targa Resources Partners LP 5.500%, 3/1/30	30,000	32,915
TotalEnergies Capital International SA
3.386%, 6/29/60	55,000	59,019
Venture Global Calcasieu Pass LLC 4.125%, 8/15/31§	30,000	30,973
Western Midstream Operating LP 4.350%, 2/1/25 (e)	20,000	20,950
Williams Cos., Inc. (The) 3.500%, 10/15/51	30,000	30,658

		1,105,968

Total Energy		1,285,450

Financials (2.3%)
Banks (0.7%)
Bank of America Corp.
(SOFR + 1.21%), 2.572%, 10/20/32 (k)	20,000	20,035
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.482%, 9/21/36 (k)	60,000	58,384

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	$60,000	$64,800
Bank of Nova Scotia (The)
1.625%, 5/1/23	65,000	66,036
3.400%, 2/11/24	35,000	36,992
JPMorgan Chase & Co.
(SOFR + 1.25%), 2.580%, 4/22/32 (k)	70,000	70,476
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.860%, 3/2/23 (k)	75,000	75,546
Santander Holdings USA, Inc. 3.400%, 1/18/23	100,000	102,889

		495,158

Capital Markets (0.4%)
Ares Capital Corp. 2.150%, 7/15/26	55,000	54,476
Goldman Sachs Group, Inc. (The)
(SOFR + 0.82%), 0.869%, 9/10/27 (k)	115,000	114,599
Macquarie Group Ltd.
(SOFR + 0.91%), 1.629%, 9/23/27 (k)§	65,000	63,717
Morgan Stanley
(SOFR + 1.36%), 2.484%, 9/16/36 (k)	100,000	97,030

		329,822

Consumer Finance (0.7%)
American Express Co. 3.400%, 2/22/24	85,000	89,618
Avolon Holdings Funding Ltd. 3.250%, 2/15/27§	95,000	97,459
Discover Financial Services 4.100%, 2/9/27	75,000	82,279
General Motors Financial Co., Inc. 2.400%, 10/15/28	55,000	54,683
Navient Corp. 5.000%, 3/15/27	15,000	15,263
OneMain Finance Corp. 6.625%, 1/15/28	30,000	33,770
Synchrony Financial 2.875%, 10/28/31	120,000	119,480

		492,552

Insurance (0.4%)
Acrisure LLC 4.250%, 2/15/29§	15,000	14,438
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	20,000	20,650
AmWINS Group, Inc. 4.875%, 6/30/29§	15,000	14,974
Athene Global Funding
(SOFR + 0.56%), 0.609%, 8/19/24 (k)§	110,000	109,845
GTCR AP Finance, Inc. 8.000%, 5/15/27§	30,000	31,425
NFP Corp. 6.875%, 8/15/28§	20,000	20,275
Prudential Financial, Inc. 3.905%, 12/7/47	55,000	64,608
Willis North America, Inc. 4.500%, 9/15/28	50,000	56,592

		332,807

Thrifts & Mortgage Finance (0.1%)
Nationstar Mortgage Holdings, Inc. 5.500%, 8/15/28§	25,000	25,562
PennyMac Financial Services, Inc. 4.250%, 2/15/29§	45,000	42,525

		68,087

Total Financials		1,718,426

Health Care (1.5%)
Biotechnology (0.1%)
AbbVie, Inc. 4.700%, 5/14/45	90,000	112,372

Health Care Equipment & Supplies (0.1%)
Mozart Debt Merger Sub, Inc. 5.250%, 10/1/29§	30,000	30,450
Ortho-Clinical Diagnostics, Inc. 7.250%, 2/1/28§	25,000	26,562

		57,012

Health Care Providers & Services (1.0%)
Anthem, Inc. 2.375%, 1/15/25	60,000	62,242
Centene Corp. 3.000%, 10/15/30	20,000	20,265
2.500%, 3/1/31	85,000	82,556
Cigna Corp. 4.900%, 12/15/48	90,000	116,465
Community Health Systems, Inc. 6.000%, 1/15/29§	30,000	31,650
6.875%, 4/15/29§	30,000	30,787
CVS Health Corp. 5.050%, 3/25/48	65,000	85,147
HCA, Inc. 4.125%, 6/15/29	55,000	60,751
Legacy LifePoint Health LLC 6.750%, 4/15/25§	10,000	10,500
4.375%, 2/15/27§	25,000	24,750
Option Care Health, Inc. 4.375%, 10/31/29§	35,000	35,088
Radiology Partners, Inc. 9.250%, 2/1/28§	25,000	26,406
RP Escrow Issuer LLC 5.250%, 12/15/25§	30,000	29,925
Select Medical Corp. 6.250%, 8/15/26§	55,000	57,391
Tenet Healthcare Corp. 6.125%, 10/1/28§	40,000	41,898

		715,821

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	115,000	114,773

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
Pharmaceuticals (0.1%)
Bausch Health Cos., Inc. 6.250%, 2/15/29§	$35,000	$33,906
Endo Luxembourg Finance Co. I SARL
6.125%, 4/1/29§	20,000	19,631
Royalty Pharma plc 3.300%, 9/2/40	55,000	54,670

		108,207

Total Health Care		1,108,185

Industrials (1.2%)
Aerospace & Defense (0.2%)
Boeing Co. (The) 2.950%, 2/1/30	55,000	55,644
TransDigm, Inc. 8.000%, 12/15/25§	5,000	5,319
6.250%, 3/15/26§	55,000	57,475
5.500%, 11/15/27	30,000	30,712
Triumph Group, Inc. 7.750%, 8/15/25	15,000	15,251

		164,401

Airlines (0.1%)
American Airlines, Inc. 5.750%, 4/20/29§	40,000	42,950
United Airlines, Inc. 4.625%, 4/15/29§	20,000	20,570

		63,520

Building Products (0.1%)
Griffon Corp. 5.750%, 3/1/28	50,000	52,125
Owens Corning 4.400%, 1/30/48	50,000	59,198

		111,323

Commercial Services & Supplies (0.2%)
Allied Universal Holdco LLC 6.625%, 7/15/26§	20,000	20,993
9.750%, 7/15/27§	40,000	43,100
Garda World Security Corp. 6.000%, 6/1/29§	35,000	34,212
Madison IAQ LLC 4.125%, 6/30/28§	25,000	24,777
5.875%, 6/30/29§	20,000	19,800
WASH Multifamily Acquisition, Inc. 5.750%, 4/15/26§	30,000	30,937

		173,819

Construction & Engineering (0.2%)
Pike Corp. 5.500%, 9/1/28§	25,000	25,375
Quanta Services, Inc. 2.350%, 1/15/32	120,000	117,475

		142,850

Road & Rail (0.3%)
CSX Corp. 3.800%, 11/1/46	55,000	63,009
First Student Bidco, Inc. 4.000%, 7/31/29§	25,000	24,508
NESCO Holdings II, Inc. 5.500%, 4/15/29§	5,000	5,106
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	55,000	61,238
Uber Technologies, Inc. 7.500%, 9/15/27§	25,000	27,291
4.500%, 8/15/29§	20,000	20,098

		201,250

Trading Companies & Distributors (0.1%)
Air Lease Corp. 1.875%, 8/17/26	55,000	54,275

Total Industrials		911,438

Information Technology (0.5%)
Communications Equipment (0.0%)
Avaya, Inc. 6.125%, 9/15/28§	20,000	20,756
CommScope, Inc. 4.750%, 9/1/29§	25,000	24,530

		45,286

IT Services (0.2%)
Endure Digital, Inc. 6.000%, 2/15/29§	30,000	27,638
Western Union Co. (The) 2.750%, 3/15/31	115,000	114,856

		142,494

Semiconductors & Semiconductor Equipment (0.1%)
NXP BV 3.875%, 6/18/26§	105,000	114,437

Software (0.1%)
Oracle Corp. 3.600%, 4/1/50	55,000	56,485

Technology Hardware, Storage & Peripherals (0.1%)
NetApp, Inc. 1.875%, 6/22/25	55,000	55,797

Total Information Technology		414,499

Materials (0.6%)
Chemicals (0.2%)
CVR Partners LP 6.125%, 6/15/28§	15,000	15,525
EverArc Escrow SARL 5.000%, 10/30/29§	35,000	35,000
Nutrien Ltd. 4.200%, 4/1/29	50,000	56,744
SCIH Salt Holdings, Inc. 6.625%, 5/1/29§	5,000	4,700
WR Grace Holdings LLC 5.625%, 8/15/29§	25,000	25,219

		137,188

Containers & Packaging (0.2%)
Packaging Corp. of America 3.000%, 12/15/29	60,000	62,810
WRKCo, Inc. 3.750%, 3/15/25	55,000	58,811

		121,621

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
Metals & Mining (0.2%)
Arconic Corp. 6.125%, 2/15/28§	$40,000	$42,223
Glencore Funding LLC 1.625%, 4/27/26§	35,000	34,566
3.375%, 9/23/51§	25,000	24,121
SunCoke Energy, Inc. 4.875%, 6/30/29§	25,000	24,812

		125,722

Paper & Forest Products (0.0%)
Glatfelter Corp. 4.750%, 11/15/29§	45,000	45,619

Total Materials		430,150

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.4%)
Alexandria Real Estate Equities, Inc. (REIT)
3.000%, 5/18/51	60,000	59,766
American Tower Corp. (REIT) 3.950%, 3/15/29	55,000	60,941
Crown Castle International Corp. (REIT) 3.650%, 9/1/27	55,000	59,573
3.300%, 7/1/30	30,000	31,692
Iron Mountain, Inc. (REIT) 4.500%, 2/15/31§	15,000	15,150
Park Intermediate Holdings LLC (REIT) 4.875%, 5/15/29§	25,000	25,312
Uniti Group LP (REIT) 6.500%, 2/15/29§	20,000	20,169
Welltower, Inc. (REIT) 2.050%, 1/15/29	65,000	63,790

		336,393

Real Estate Management & Development (0.1%)
Realogy Group LLC 7.625%, 6/15/25§	15,000	16,027
5.750%, 1/15/29§	20,000	20,650

		36,677

Total Real Estate		373,070

Utilities (0.9%)
Electric Utilities (0.5%)
Monongahela Power Co. 5.400%, 12/15/43§	65,000	84,973
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	60,000	60,020
NRG Energy, Inc. 3.625%, 2/15/31§	45,000	43,763
Pacific Gas and Electric Co. 1.367%, 3/10/23	55,000	54,828
2.500%, 2/1/31	65,000	62,060
PG&E Corp. 5.000%, 7/1/28	45,000	46,800
Southern Co. (The)
Series 21-A (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.750%, 9/15/51 (k)	55,000	55,862

		408,306

Gas Utilities (0.2%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	55,000	65,036
Ferrellgas LP 5.375%, 4/1/26§	15,000	14,606
Suburban Propane Partners LP 5.000%, 6/1/31§	30,000	30,600
Superior Plus LP 4.500%, 3/15/29§	35,000	35,525

		145,767

Independent Power and Renewable Electricity Producers (0.1%)
Calpine Corp. 5.125%, 3/15/28§	25,000	25,000
4.625%, 2/1/29§	15,000	14,550

		39,550

Water Utilities (0.1%)
Essential Utilities, Inc. 2.704%, 4/15/30	60,000	61,690

Total Utilities		655,313

Total Corporate Bonds		9,734,496

Mortgage-Backed Securities (3.0%)
FHLMC UMBS 2.000%, 9/1/51	272,833	275,400
2.000%, 11/1/51	450,000	453,389
FNMA UMBS 3.000%, 10/1/46	492,929	518,683
4.000%, 5/1/49	308,225	331,572
2.000%, 11/1/50	387,157	388,627
GNMA 2.500%, 10/20/51	275,000	285,012

Total Mortgage-Backed Securities		2,252,683

U.S. Treasury Obligations (9.5%)
U.S. Treasury Bonds 4.500%, 5/15/38	130,000	181,325
2.250%, 5/15/41	410,000	427,578
2.750%, 11/15/47	210,000	244,033
1.250%, 5/15/50	790,000	667,553
2.000%, 8/15/51	330,000	334,795
U.S. Treasury Notes 0.125%, 10/31/22	670,000	669,811
0.125%, 12/31/22	470,000	469,405
0.250%, 9/30/23	770,000	766,914
0.125%, 10/15/23	520,000	516,275
0.125%, 1/15/24	340,000	336,672
0.625%, 10/15/24	380,000	378,575
1.500%, 11/30/24	350,000	357,548
0.375%, 11/30/25	320,000	311,212
0.875%, 9/30/26	460,000	453,398
0.500%, 6/30/27	380,000	363,512
1.250%, 9/30/28	570,000	562,391
1.250%, 8/15/31	80,000	77,813

Total U.S. Treasury Obligations		7,118,810

Total Long-Term Debt Securities (38.6%) (Cost $28,910,859)		29,056,377

See Notes to Financial Statements.

1290 FUNDS

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PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.4%)
Interactive Media & Services (2.8%)
Alphabet, Inc., Class A*	428	$1,267,274
Meta Platforms, Inc., Class A*	2,669	863,608

		2,130,882

Media (0.6%)
Comcast Corp., Class A	8,858	455,567

Total Communication Services		2,586,449

Consumer Discretionary (2.5%)
Internet & Direct Marketing Retail (1.3%)
Amazon.com, Inc.*	288	971,260

Multiline Retail (0.5%)
Dollar General Corp.	1,553	344,020

Specialty Retail (0.7%)
Ross Stores, Inc.	2,496	282,547
Ulta Beauty, Inc.*	751	275,888

		558,435

Total Consumer Discretionary		1,873,715

Consumer Staples (1.7%)
Beverages (0.5%)
Constellation Brands, Inc., Class A	1,892	410,205

Food & Staples Retailing (0.2%)
Sysco Corp.	1,607	123,578

Household Products (0.6%)
Procter & Gamble Co. (The)	3,276	468,435

Tobacco (0.4%)
Philip Morris International, Inc.	3,193	301,866

Total Consumer Staples		1,304,084

Energy (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
Exxon Mobil Corp.	4,987	321,512
Pioneer Natural Resources Co.	1,144	213,905

		535,417

Total Energy		535,417

Financials (3.4%)
Banks (1.3%)
Citigroup, Inc.	7,723	534,123
Truist Financial Corp.	6,437	408,556

		942,679

Capital Markets (1.0%)
Charles Schwab Corp. (The)	5,012	411,134
Intercontinental Exchange, Inc.	2,302	318,735

		729,869

Consumer Finance (0.5%)
American Express Co.	2,328	404,560

Insurance (0.6%)
Aflac, Inc.	4,744	254,610
Markel Corp.*	160	210,101

		464,711

Total Financials		2,541,819

Health Care (3.7%)
Biotechnology (0.3%)
BioMarin Pharmaceutical, Inc.*	1,819	144,119
Vertex Pharmaceuticals, Inc.*	442	81,739

		225,858

Health Care Equipment & Supplies (1.1%)
Alcon, Inc.	3,621	301,847
Boston Scientific Corp.*	12,104	522,045

		823,892

Health Care Providers & Services (1.3%)
Anthem, Inc.	887	385,960
UnitedHealth Group, Inc.	1,208	556,248

		942,208

Pharmaceuticals (1.0%)
AstraZeneca plc (ADR)	7,390	460,988
Roche Holding AG (ADR)	2,073	100,188
Zoetis, Inc.	897	193,932

		755,108

Total Health Care		2,747,066

Industrials (2.1%)
Aerospace & Defense (0.5%)
Boeing Co. (The)*	1,747	361,681

Electrical Equipment (0.8%)
AMETEK, Inc.	1,833	242,689
nVent Electric plc	9,965	353,259

		595,948

Industrial Conglomerates (0.4%)
Honeywell International, Inc.	1,454	317,874

Machinery (0.4%)
Fortive Corp.	4,067	307,913

Total Industrials		1,583,416

Information Technology (7.5%)
Communications Equipment (0.5%)
Motorola Solutions, Inc.	1,553	386,060

Electronic Equipment, Instruments & Components (0.3%)
Corning, Inc.	7,345	261,262

IT Services (1.7%)
Fidelity National Information Services, Inc.	2,787	308,633
PayPal Holdings, Inc.*	1,915	445,410
Visa, Inc., Class A	2,329	493,212

		1,247,255

Semiconductors & Semiconductor Equipment (0.8%)
Analog Devices, Inc.	1,607	278,798
Lam Research Corp.	512	288,548

		567,346

Software (3.1%)
Adobe, Inc.*	663	431,189
Microsoft Corp.	5,031	1,668,380
Splunk, Inc.*	1,489	245,417

		2,344,986

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (1.1%)
Apple, Inc.	5,620	$841,876

Total Information Technology		5,648,785

Materials (0.7%)
Chemicals (0.7%)
DuPont de Nemours, Inc.	3,617	251,743
International Flavors & Fragrances, Inc.	1,570	231,497

		483,240

Total Materials		483,240

Real Estate (0.4%)
Equity Real Estate Investment Trusts (REITs) (0.4%)
American Tower Corp. (REIT)	1,178	332,161

Total Real Estate		332,161

Total Common Stocks(26.1%) (Cost $12,589,018)		19,636,152

INVESTMENT COMPANIES:
Fixed Income (5.8%)
DoubleLine Floating Rate Fund , Class I‡	245,039	2,340,120
DoubleLine Global Bond Fund , Class I‡	207,851	2,076,431

Total Investment Companies (5.8%) (Cost $4,460,071)		4,416,551

SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	54,092	54,119

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (25.7%)
U.S. Treasury Bills 0.07%, 12/2/21 (p)	$1,500,000	1,499,911
0.09%, 12/30/21 (p)	5,000,000	4,999,259
0.06%, 2/24/22 (p)	4,000,000	3,999,266
0.06%, 4/21/22 (p)	2,000,000	1,999,412
0.08%, 6/16/22 (p)	3,500,000	3,498,270
0.13%, 9/8/22 (p)	3,400,000	3,396,295

Total U.S. Treasury Obligations		19,392,413

Total Short-Term Investments (25.8%) (Cost $19,448,202)		19,446,532

Total Investments in Securities (96.3%) (Cost $65,408,150)		72,555,612
Other Assets Less Liabilities (3.7%)		2,754,463

Net Assets (100%)		$75,310,075

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2021, the market value of these securities amounted to $6,230,449 or 8.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2021. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2021.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2021.

(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt
CAPE	— Cyclically Adjusted Price Earnings
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
OTC	— Over- the-counter
PIK	— Payment-in Kind Security
PO	— Principal Only
SOFR	— Secured Overnight Financing Rate
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Investments in companies which were affiliates for the year ended October 31, 2021, were as follows:
Security Description	Shares at October 31, 2021	Market Value October 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	245,039	1,873,892	399,999	—	—	66,229	2,340,120	66,588	—
DoubleLine Global Bond Fund, Class I	207,851	2,619,197	—	(400,000)	23,372	(166,138)	2,076,431	6,010	41,983

Total		4,493,089	399,999	(400,000)	23,372	(99,909)	4,416,551	72,598	41,983

OTC Total return swap contracts outstanding as of October 31, 2021 (Note 1):

Reference Entity	Payments Made by Fund	Payments Received by Fund	Frequency of Payments Made/Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector II ER USD Index	0.40% and decrease in total return of index	Increase in total return of index	At termination	Barclays Bank plc	11/16/2021	USD 20,200,000	677,542

							677,542

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$1,349,684	$—	$1,349,684
Collateralized Mortgage Obligations	—	8,586,816	—	8,586,816
Commercial Mortgage-Backed Security	—	13,888	—	13,888
Common Stocks
Communication Services	2,586,449	—	—	2,586,449
Consumer Discretionary	1,873,715	—	—	1,873,715
Consumer Staples	1,304,084	—	—	1,304,084
Energy	535,417	—	—	535,417
Financials	2,541,819	—	—	2,541,819
Health Care	2,747,066	—	—	2,747,066
Industrials	1,583,416	—	—	1,583,416
Information Technology	5,648,785	—	—	5,648,785
Materials	483,240	—	—	483,240
Real Estate	332,161	—	—	332,161

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Corporate Bonds
Communication Services	$—	$875,287	$—	$875,287
Consumer Discretionary	—	1,196,132	—	1,196,132
Consumer Staples	—	766,546	—	766,546
Energy	—	1,285,450	—	1,285,450
Financials	—	1,718,426	—	1,718,426
Health Care	—	1,108,185	—	1,108,185
Industrials	—	911,438	—	911,438
Information Technology	—	414,499	—	414,499
Materials	—	430,150	—	430,150
Real Estate	—	373,070	—	373,070
Utilities	—	655,313	—	655,313
Investment Companies	4,416,551	—	—	4,416,551
Mortgage-Backed Securities	—	2,252,683	—	2,252,683
Short-Term Investments
Investment Company	54,119	—	—	54,119
U.S. Treasury Obligations	—	19,392,413	—	19,392,413
Total Return Swaps	—	677,542	—	677,542
U.S. Treasury Obligations	—	7,118,810	—	7,118,810

Total Assets	$24,106,822	$49,126,332	$—	$73,233,154

Total Liabilities	$—	$—	$—	$—

Total	$24,106,822	$49,126,332	$—	$73,233,154

Fair Values of Derivative Instruments as of October 31, 2021:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$677,542

Total		$677,542

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$4,073,023	$4,073,023

Total	$4,073,023	$4,073,023

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$1,231,703	$1,231,703

Total	$1,231,703	$1,231,703

^ The Fund held swaps contracts as a substitute for investing in conventional securities.

The Fund held swap contracts with an average notional value of approximately $16,992,000 during the year ended October 31, 2021.

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2021:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due from Counterparty
Barclays Bank plc	$677,542	$—	$(534,000)	$143,542

Total	$677,542	$—	$(534,000)	$143,542

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$17,807,486
Long-term U.S. government debt securities	36,674,386

$54,481,872

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$24,007,558
Long-term U.S. government debt securities	36,022,110

$60,029,668

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,746,000
Aggregate gross unrealized depreciation	(440,450)

Net unrealized appreciation	$7,305,550

Federal income tax cost of investments in securities and derivative instruments, if applicable	$65,927,604

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $4,460,071)	$4,416,551
Unaffiliated Issuers (Cost $60,948,079)	68,139,061
Cash	2,803,406
Market value on OTC swap contracts	677,542
Receivable for securities sold	324,537
Dividends, interest and other receivables	162,052
Receivable for Fund shares sold	18,047
Prepaid registration and filing fees	10,790
Receivable from Adviser	269
Other assets	509

Total assets	76,552,764

LIABILITIES
Payable for securities purchased	1,100,391
Investment advisory fees payable	39,168
Administrative fees payable	9,471
Payable for Fund shares redeemed	9,000
Transfer agent fees payable	4,497
Distribution fees payable – Class A	1,068
Trustees’ fees payable	85
Distribution fees payable – Class R	84
Accrued expenses	78,925

Total liabilities	1,242,689

NET ASSETS	$75,310,075

Net assets were comprised of:
Paid in capital	$61,107,538
Total distributable earnings (loss)	14,202,537

Net assets	$75,310,075

Class A
Net asset value and redemption price per share, $5,103,510 / 406,842 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.54
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share	$13.27

Class I
Net asset value, offering and redemption price per share, $70,007,271 / 5,567,333 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.57

Class R
Net asset value, offering and redemption price per share, $199,294 / 15,925 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.51

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Interest	$950,962
Dividends ($72,598 of dividend income received from affiliates) (net of $1,880 foreign withholding tax)	295,465

Total income	1,246,427

EXPENSES
Investment advisory fees	531,211
Administrative fees	106,243
Professional fees	83,371
Transfer agent fees	41,450
Registration and filing fees	40,417
Printing and mailing expenses	32,483
Custodian fees	17,700
Distribution fees – Class A	10,770
Trustees’ fees	3,399
Distribution fees – Class R	966
Miscellaneous	17,103

Gross expenses	885,113
Less: Waiver from investment adviser	(229,280)

Net expenses	655,833

NET INVESTMENT INCOME (LOSS)	590,594

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($23,372 realized gain (loss) from affiliates)	2,489,340
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	41,983
Swaps	4,073,023

Net realized gain (loss)	6,604,346

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(99,909) of change in unrealized appreciation (depreciation) from affiliates)	3,318,165
Swaps	1,231,703

Net change in unrealized appreciation (depreciation)	4,549,868

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,154,214

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,744,808

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$590,594	$835,872
Net realized gain (loss)	6,604,346	3,987,446
Net change in unrealized appreciation (depreciation)	4,549,868	(88,878)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,744,808	4,734,440

Distributions to shareholders:
Class A	(281,348)	(113,973)
Class I	(5,105,769)	(3,268,817)
Class R	(13,831)	(8,405)

Total distributions to shareholders	(5,400,948)	(3,391,195)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 107,837 and 315,066 shares, respectively ]	1,302,853	3,448,824
Capital shares issued in reinvestment of dividends [ 24,050 and 9,946 shares, respectively ]	272,242	108,112
Capital shares repurchased [ (31,925) and (203,489) shares, respectively ]	(379,180)	(2,244,959)

Total Class A transactions	1,195,915	1,311,977

Class I
Capital shares sold [ 208,108 and 164,950 shares, respectively ]	2,512,727	1,862,167
Capital shares issued in reinvestment of dividends [ 38,122 and 19,730 shares, respectively ]	431,541	214,461
Capital shares repurchased [ (99,305) and (95,972) shares, respectively ]	(1,178,853)	(983,589)

Total Class I transactions	1,765,415	1,093,039

Class R
Capital shares sold [ 310 and 382 shares, respectively ]	3,724	4,171
Capital shares issued in reinvestment of dividends [ 442 and 258 shares, respectively ]	5,005	2,814
Capital shares repurchased [ (472) and (21) shares, respectively ]	(5,867)	(233)

Total Class R transactions	2,862	6,752

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,964,192	2,411,768

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,308,052	3,755,013
NET ASSETS:
Beginning of year	66,002,023	62,247,010

End of year	$75,310,075	$66,002,023

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.47		$11.23		$10.61		$11.25		$10.53

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.12		0.18		0.15		0.11
Net realized and unrealized gain (loss)	1.91		0.70		0.91		(0.01)		0.87

Total from investment operations	1.98		0.82		1.09		0.14		0.98

Less distributions:
Dividends from net investment income	(0.12)		(0.18)		(0.17)		(0.13)		(0.09)
Distributions from net realized gains	(0.79)		(0.40)		(0.30)		(0.65)		(0.17)

Total dividends and distributions	(0.91)		(0.58)		(0.47)		(0.78)		(0.26)

Net asset value, end of year	$12.54		$11.47		$11.23		$10.61		$11.25

Total return	18.12%		7.64%		10.73%		1.19%		9.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,104		$3,520		$2,081		$2,440		$1,271
Ratio of expenses to average net assets:
After waivers (f)	1.16	%(j)	1.16	%(j)	1.15	%(j)	1.20	%(m)	1.21%
Before waivers (f)	1.48%		1.61%		1.67%		1.66%		1.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.59%		1.05%		1.70%		1.39%		1.02%
Before waivers (f)(x)	0.28%		0.60%		1.19%		0.93%		0.48%
Portfolio turnover rate^	106%		131%		63%		79%		86%

	Year Ended October 31,
Class I	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.49		$11.25		$10.63		$11.27		$10.55

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.10		0.15		0.21		0.18		0.14
Net realized and unrealized gain (loss)	1.92		0.70		0.91		(0.01)		0.86

Total from investment operations	2.02		0.85		1.12		0.17		1.00

Less distributions:
Dividends from net investment income	(0.15)		(0.21)		(0.20)		(0.16)		(0.11)
Distributions from net realized gains	(0.79)		(0.40)		(0.30)		(0.65)		(0.17)

Total dividends and distributions	(0.94)		(0.61)		(0.50)		(0.81)		(0.28)

Net asset value, end of year	$12.57		$11.49		$11.25		$10.63		$11.27

Total return	18.47%		7.89%		11.00%		1.44%		9.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$70,007		$62,303		$59,997		$57,126		$59,101
Ratio of expenses to average net assets:
After waivers (f)	0.91	%(j)	0.91	%(j)	0.90	%(j)	0.95	%(m)	0.96%
Before waivers (f)	1.23%		1.36%		1.42%		1.41%		1.50%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.85%		1.35%		1.95%		1.62%		1.27%
Before waivers (f)(x)	0.53%		0.89%		1.43%		1.16%		0.72%
Portfolio turnover rate^	106%		131%		63%		79%		86%

See Notes to Financial Statements.

1290 FUNDS

1290 DOUBLELINE DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.44		$11.21		$10.59		$11.23		$10.52

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.04		0.09		0.15		0.12		0.08
Net realized and unrealized gain (loss)	1.92		0.70		0.91		(0.01)		0.87

Total from investment operations	1.96		0.79		1.06		0.11		0.95

Less distributions:
Dividends from net investment income	(0.10)		(0.16)		(0.14)		(0.10)		(0.07)
Distributions from net realized gains	(0.79)		(0.40)		(0.30)		(0.65)		(0.17)

Total dividends and distributions	(0.89)		(0.56)		(0.44)		(0.75)		(0.24)

Net asset value, end of year	$12.51		$11.44		$11.21		$10.59		$11.23

Total return	17.87%		7.30%		10.46%		0.93%		9.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$199		$179		$168		$156		$112
Ratio of expenses to average net assets:
After waivers (f)	1.41	%(j)	1.41	%(j)	1.40	%(j)	1.45	%(m)	1.46%
Before waivers (f)	1.73%		1.86%		1.92%		1.91%		2.01%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.35%		0.84%		1.44%		1.13%		0.77%
Before waivers (f)(x)	0.03%		0.39%		0.93%		0.67%		0.22%
Portfolio turnover rate^	106%		131%		63%		79%		86%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class A, 0.95% for Class I and 1.45% for Class R.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class A, 1.00% for Class I and 1.50% for Class R.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	51.10%	12.33%	9.67%
	with Sales Charge (a)	42.92	11.06	8.79
Fund – Class I Shares*		51.57	12.61	9.94
Fund – Class R Shares*		50.80	12.06	9.40
Fund – Class T Shares*†	without Sales Charge	51.57	12.60	9.94
	with Sales Charge (b)	47.82	12.04	9.53
Russell 2500TM Value Index		58.14	12.20	9.47

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 GAMCO Small/Mid Cap Value Fund and the Russell 2500TM Value Index from 11/12/14 to 10/31/21. The performance of the Russell 2500TM Value Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500TM Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratios including acquired fund fees for Class A, I, R and T shares were 1.58%, 1.33%, 1.83% and 1.58%, respectively. The net expense ratios for Class A, I, R and T shares were 1.25%, 1.00%, 1.50% and 1.25%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 51.57% for the year ended October 31, 2021. The Fund’s benchmark, the Russell 2500TM Value Index, returned 58.14% over the same year.

Overview — GAMCO Asset Management, Inc.

The reporting period began with a continuation of the bull market that had started in late March of 2020 and remained intact during the fourth quarter of 2020, driven by unprecedented monetary and fiscal stimulus, the evolving Chinese and U.S. economic recoveries and heightened virus vaccine hopes. The market was not overly focused on the U.S. presidential election last fall and U.S. equities closed 2020 with a December and fourth-quarter rally as many stock indices continued to set multiple record highs.

After the roller coaster of 2020 ended on a high note, stocks posted their second best first half in 23 years with the S&P 500® Index up over 15% during the first half and up over 8% for the second quarter. Value and smaller capitalization stocks continued to lead growth and larger capitalization companies during the first half, but lost ground to them during the second quarter. Reconsidered expectations for economic growth, inflation and interest rates drove the rotation back to growth, including the mega-capitalization technology-related companies that have dominated returns over the last several years.

Slowing growth, surging inflation, supply chain bottlenecks and the spread of the COVID-19 Delta variant dominated third quarter investment discussions. The stock market posted mixed results in the third quarter, with the large stock S&P 500® Index gaining just 0.6% while the broad market Russell 3000® Index

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

declined by -0.1%. July and August were up, led again by the “Big Five” companies that comprise roughly 25% of the S&P 500® Index, but September saw a sharp reversal with all major U.S. market indexes falling about 4.5% for the month. Value stocks also declined in September, but at a lower level, as the tug of war between growth and value that has transpired over the last year continued. The third quarter downturn was caused by a confluence of factors. The surging COVID-19 Delta variant in the U.S. and around the world led to the tempering of economic growth forecasts, just when companies were facing increasingly difficult year-over-year comparisons for financial results as they contended with worsening inflation and supply chain issues.

U.S. equities propelled the market higher in October, with major indices achieving all-time highs. Despite the backdrop of supply chain issues, input cost pressures and tight labor markets, corporate earnings season highlighted higher demand and improved margins.

Fund Highlights

The subadvisor buys businesses they believe are selling at a discount to their Private Market Value (the price an informed industrialist would pay for the entire company), with a catalyst in place that could potentially surface values. Industry consolidation, financial engineering (e.g. spin-offs), changes in management and changes in regulation are just a few catalysts in which the Fund is rich. Their philosophy and process focus on fundamental company research and individual stock selection.

Holdings have tended to be domestically focused with strong franchises and often pricing power. The subadvisor says they have never been top-down allocators, trying to chase every trend. Rather, they rely on fundamental bottom-up research informed by their view of the shifting political and economic tides.

While posting strong absolute returns during the period, the Fund slightly trailed its index for the twelve-month period ended October 31, 2021. The Fund’s lower weighting in financial companies was the largest relative detractor to performance in addition to its lower exposure to energy companies. Both of these areas can be viewed as commodities (financial companies to an extent due to their reliance on interest rates), and the Fund’s strength in its industrials and communication services holdings helped to offset some of the underperformance. The Fund is significantly different than its benchmark index, and performance will often not closely track it.

What helped performance during the year?

•

The Fund’s exposure to industrial companies provided the largest relative and absolute contribution to return for the year, delivering over 13% in excess return relative to the index. These cyclical businesses reversed initial underperformance in the early stages of the pandemic and began a steady rise following the vaccine announcements in November of 2020 and amidst the reopening economy in 2021.

•

Communication services companies had the second highest relative contribution to return over the year, as advertising spending began to resume following a drop in spending early in the pandemic. Several deals during the period helped to boost performance as companies bid for prized content assets. Univision’s purchase of Grupo Televisa’s content assets and Gray Television’s purchase of 17 of Meredith Corporation’s TV stations as well as IAC’s announcement that it would purchase Meredith’s National Media Group, comprising its digital and magazine business, helped drive performance during the period. Meredith Corporation more than quintupled during the period.

•

Hospitality companies in the consumer discretionary area benefited from a reopening economy, pent up demand and strong resulting outlook going forward. Churchill Downs was up nearly 50% as the company announced a robust growth project pipeline that will drive earnings over the next several years and Golden Entertainment, Caesars Entertainment and Ryman Hospitality more than doubled during the period, boosted by strong bookings activity and room pricing outlook.

What hurt performance during the year?

•

The Fund’s significant underweighting in financial companies (the Fund has about 10% of the Russell 2500 ValueTM’s exposure to this sector), which can be viewed as commodities to an extent because of these companies’ strong reliance on interest rates, was the largest relative detractor from the Fund’s contribution to return for the year. Financial companies were bolstered by an improving economic outlook and rising interest rates over the period as well as expectations for an eventual higher rate outlook in the face of strongly rising inflation.

•

The Fund’s systemic underweight to energy due to our general avoidance of purely commodity driven businesses also detracted from performance during the period. Crude oil prices rose more than 100% over the year fueled by a series of supply shortages and rising demand against the backdrop of a re-opening economy.

•

The Fund’s lower exposure to technology companies detracted from relative performance during the period. Technology stocks benefited from accelerating adoption of digital goods and services as consumers relied more on internet infrastructure to perform

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

many of the activities normally reserved for the physical world over the last year. How these stocks perform in a sustained economic recovery and how large they can get, especially when under increasing government scrutiny, remains a question.

Sector Weightings as of October 31, 2021	% of Net Assets
Industrials	37.0%
Communication Services	15.6
Consumer Discretionary	10.0
Consumer Staples	9.9
Materials	9.7
Health Care	5.2
Investment Company	3.6
Utilities	3.0
Financials	2.0
Information Technology	1.7
Energy	1.0
Real Estate	0.9
Cash and Other	0.4

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class A
Actual	$1,000.00	$987.40	$6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.94	6.33
Class I
Actual	1,000.00	988.50	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.20	5.06
Class R
Actual	1,000.00	986.10	7.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.68	7.60
Class T**
Actual	1,000.00	988.00	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.20	5.06

* Expenses are equal to the Portfolio’s A, I, R and T shares annualized expense ratio of 1.24%, 0.99%, 1.49% and 0.99%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (15.6%)
Diversified Telecommunication Services (0.0%)
EchoStar Corp., Class A*	3,000	$70,380

Entertainment (3.2%)
Liberty Media Corp.-Liberty Braves, Class A*	30,000	917,100
Liberty Media Corp.-Liberty Braves, Class C*	15,000	445,800
Madison Square Garden Entertainment Corp.*	13,000	916,110
Madison Square Garden Sports Corp.*	13,500	2,558,385

		4,837,395

Media (11.4%)
Altice USA, Inc., Class A*	9,000	146,700
AMC Networks, Inc., Class A*	22,000	875,380
Clear Channel Outdoor Holdings, Inc.*	400,000	1,160,000
Corus Entertainment, Inc., Class B	155,000	702,610
EW Scripps Co. (The), Class A	33,000	613,800
Grupo Televisa SAB (ADR)	275,000	2,783,000
JCDecaux SA*	22,000	573,746
Liberty Media Corp.-Liberty SiriusXM, Class A*	4,000	199,120
Loral Space & Communications, Inc.	31,000	1,544,420
Meredith Corp.*	36,000	2,096,640
Nexstar Media Group, Inc., Class A	13,000	1,949,090
Sinclair Broadcast Group, Inc., Class A	100,000	2,613,000
Sirius XM Holdings, Inc.	34,560	210,470
TEGNA, Inc.	18,000	353,880
ViacomCBS, Inc., Class A	29,000	1,128,970
WideOpenWest, Inc.*	25,036	476,936

		17,427,762

Wireless Telecommunication Services (1.0%)
Gogo, Inc.*	17,500	284,550
Millicom International Cellular SA*	13,000	454,480
Telephone and Data Systems, Inc.	10,000	187,400
United States Cellular Corp.*	18,000	550,260

		1,476,690

Total Communication Services		23,812,227

Consumer Discretionary (10.0%)
Auto Components (2.7%)
Dana, Inc.	90,000	1,997,100
Gentex Corp.	14,000	495,460
Modine Manufacturing Co.*	46,000	506,000
Strattec Security Corp.*	33,500	1,161,445

		4,160,005

Diversified Consumer Services (0.3%)
H&R Block, Inc.	14,000	322,980
Terminix Global Holdings, Inc.*	3,000	121,440

		444,420

Hotels, Restaurants & Leisure (2.7%)
Bally’s Corp.*	3,500	160,335
Caesars Entertainment, Inc.*	4,000	437,840
Churchill Downs, Inc.	3,500	805,000
Dover Motorsports, Inc.	30,000	67,800
GAN Ltd.*	30,000	428,400
Golden Entertainment, Inc.*	22,000	1,143,340
Nathan’s Famous, Inc.	16,515	1,032,188
Wynn Resorts Ltd.*	1,000	89,800

		4,164,703

Household Durables (1.7%)
Bassett Furniture Industries, Inc.	25,500	430,695
Hunter Douglas NV*	10,000	1,190,680
Lennar Corp., Class B	11,000	902,880

		2,524,255

Internet & Direct Marketing Retail (0.1%)
Lands’ End, Inc.*	3,000	78,840

Leisure Products (1.7%)
Brunswick Corp.	19,000	1,768,710
Johnson Outdoors, Inc., Class A	5,000	530,900
Mattel, Inc.*	16,000	348,960

		2,648,570

Specialty Retail (0.8%)
AutoNation, Inc.*	8,000	968,960
Monro, Inc.	5,000	308,800

		1,277,760

Total Consumer Discretionary		15,298,553

Consumer Staples (9.9%)
Beverages (2.1%)
National Beverage Corp.	15,000	846,000
Remy Cointreau SA	12,000	2,422,051

		3,268,051

Food & Staples Retailing (0.8%)
Casey’s General Stores, Inc.	1,800	344,772
Ingles Markets, Inc., Class A	9,000	622,710
Village Super Market, Inc., Class A	10,383	231,229

		1,198,711

Food Products (4.7%)
Bunge Ltd.	12,000	1,111,680
Calavo Growers, Inc.	30,000	1,206,000
Farmer Bros Co.*	100,000	755,000
Hain Celestial Group, Inc. (The)*	13,000	583,310
J M Smucker Co. (The)	15,000	1,842,900
Maple Leaf Foods, Inc.	60,000	1,308,016
McCormick & Co., Inc. (Non-Voting)	3,600	292,464

		7,099,370

Household Products (1.6%)
Energizer Holdings, Inc.	43,000	1,568,210
Spectrum Brands Holdings, Inc.	10,000	937,500

		2,505,710

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Personal Products (0.7%)
Edgewell Personal Care Co.	30,000	$1,049,700

Total Consumer Staples		15,121,542

Energy (1.0%)
Energy Equipment & Services (1.0%)
Dril-Quip, Inc.*	33,000	777,480
RPC, Inc.*	150,000	808,500

Total Energy		1,585,980

Financials (2.0%)
Banks (1.9%)
Atlantic Capital Bancshares, Inc.*	20,000	550,200
Cadence Bank	7,700	223,454
First Horizon Corp.	5,000	84,850
Flushing Financial Corp.	26,000	624,520
Renasant Corp.	5,000	187,050
Synovus Financial Corp.	25,000	1,164,750

		2,834,824

Capital Markets (0.1%)
Janus Henderson Group plc	5,000	232,500

Total Financials		3,067,324

Health Care (5.2%)
Biotechnology (0.0%)
Clovis Oncology, Inc.*	16,000	69,280

Health Care Equipment & Supplies (2.1%)
Cutera, Inc.*	25,000	1,075,000
Hill-Rom Holdings, Inc.	5,500	851,950
Intersect ENT, Inc.*	12,000	323,640
IntriCon Corp.*	25,024	425,408
Quidel Corp.*	4,400	584,188

		3,260,186

Health Care Providers & Services (1.2%)
Option Care Health, Inc.*	22,527	615,663
Patterson Cos., Inc.	40,000	1,250,400

		1,866,063

Health Care Technology (1.3%)
Evolent Health, Inc., Class A*	21,500	629,305
Teladoc Health, Inc.*	8,700	1,301,433

		1,930,738

Life Sciences Tools & Services (0.2%)
Bio-Rad Laboratories, Inc., Class A*	300	238,404

Pharmaceuticals (0.4%)
Teva Pharmaceutical Industries Ltd. (ADR)*	62,000	541,880

Total Health Care		7,906,551

Industrials (37.0%)
Aerospace & Defense (4.9%)
AAR Corp.*	22,500	795,825
Aerojet Rocketdyne Holdings, Inc.	24,000	1,056,240
Kaman Corp.	50,000	1,789,500
Moog, Inc., Class A	13,000	981,890
Moog, Inc., Class B	4,101	309,749
Textron, Inc.	34,000	2,510,900

		7,444,104

Building Products (1.8%)
Armstrong Flooring, Inc.*	110,000	312,400
Griffon Corp.	95,000	2,516,550

		2,828,950

Commercial Services & Supplies (2.1%)
IAA, Inc.*	8,000	477,200
KAR Auction Services, Inc.*	11,000	161,370
Matthews International Corp., Class A	75,000	2,577,750
Team, Inc.*	22,500	54,450

		3,270,770

Construction & Engineering (1.8%)
Arcosa, Inc.	18,000	931,140
Valmont Industries, Inc.	7,500	1,792,200

		2,723,340

Electrical Equipment (1.3%)
AZZ, Inc.	36,500	1,939,245

Industrial Conglomerates (0.3%)
Raven Industries, Inc.*	8,000	462,560

Machinery (19.9%)
Astec Industries, Inc.	44,000	2,348,720
CIRCOR International, Inc.*	45,000	1,284,300
CNH Industrial NV	39,000	667,290
Commercial Vehicle Group, Inc.*	98,500	988,940
Crane Co.	20,000	2,065,600
Donaldson Co., Inc.	1,000	60,010
Eastern Co. (The)	30,000	720,900
EnPro Industries, Inc.	35,500	3,182,930
Flowserve Corp.	48,000	1,613,760
Gorman-Rupp Co. (The)	10,000	425,200
Graco, Inc.	3,800	285,684
Hyster-Yale Materials Handling, Inc.	18,500	888,740
Ingersoll Rand, Inc.*	20,000	1,075,200
ITT, Inc.	3,500	329,245
Kennametal, Inc.	16,000	636,000
L B Foster Co., Class A*	28,300	450,819
Mueller Industries, Inc.	43,000	2,263,520
Mueller Water Products, Inc., Class A	17,000	278,970
Park-Ohio Holdings Corp.	42,000	979,440
Shyft Group, Inc. (The)	5,000	206,050
Snap-on, Inc.	9,000	1,829,070
Tennant Co.	7,500	595,950
Toro Co. (The)	6,000	572,820
Trinity Industries, Inc.	88,000	2,468,400
Twin Disc, Inc.*	110,075	1,494,818
Watts Water Technologies, Inc., Class A	8,000	1,520,160
Welbilt, Inc.*	45,000	1,064,700

		30,297,236

Marine (0.5%)
Kirby Corp.*	14,000	733,740

Trading Companies & Distributors (4.4%)
Ashtead Group plc	3,000	251,430
GATX Corp.	16,000	1,517,600
Herc Holdings, Inc.	27,000	4,915,080

		6,684,110

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Transportation Infrastructure (0.0%)
Macquarie Infrastructure Holdings LLC	20,000	$73,800

Total Industrials		56,457,855

Information Technology (1.7%)
Communications Equipment (0.1%)
Communications Systems, Inc.	25,000	95,000

Electronic Equipment, Instruments & Components (0.4%)
Landis+Gyr Group AG*	9,000	619,266

IT Services (0.2%)
Cloudflare, Inc., Class A*	500	97,360
MoneyGram International, Inc.*	27,000	161,190

		258,550

Software (0.4%)
A10 Networks, Inc.*	16,500	308,385
Mandiant Corp.*	16,000	279,040

		587,425

Technology Hardware, Storage & Peripherals (0.6%)
Diebold Nixdorf, Inc.*	112,000	1,008,000

Total Information Technology		2,568,241

Materials (9.7%)
Chemicals (7.2%)
Axalta Coating Systems Ltd.*	24,000	748,560
Chr Hansen Holding A/S	1,200	95,478
Core Molding Technologies, Inc.*	84,000	924,000
Element Solutions, Inc.	86,000	1,953,060
Ferro Corp.*	65,172	1,369,915
GCP Applied Technologies, Inc.*	122,000	2,758,420
HB Fuller Co.	12,000	846,120
Scotts Miracle-Gro Co. (The)	8,500	1,261,910
Tredegar Corp.	50,000	603,000
Valvoline, Inc.	12,000	407,520

		10,967,983

Containers & Packaging (1.8%)
Greif, Inc., Class A	25,000	1,617,000
Myers Industries, Inc.	50,950	1,048,551

		2,665,551

Metals & Mining (0.7%)
Ampco-Pittsburgh Corp.*	40,000	224,800
Freeport-McMoRan, Inc.	23,000	867,560

		1,092,360

Total Materials		14,725,894

Real Estate (0.9%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
Ryman Hospitality Properties, Inc. (REIT)*	3,000	256,620
Seritage Growth Properties (REIT), Class A*	16,000	246,400

		503,020

Real Estate Management & Development (0.6%)
St Joe Co. (The)	20,000	940,400

Total Real Estate		1,443,420

Utilities (3.0%)
Electric Utilities (0.8%)
PNM Resources, Inc.	24,000	1,194,000

Gas Utilities (1.2%)
National Fuel Gas Co.	25,000	1,435,750
Southwest Gas Holdings, Inc.	5,000	346,250

		1,782,000

Independent Power and Renewable Electricity Producers (1.0%)
AES Corp. (The)	61,000	1,532,930

Total Utilities		4,508,930

Total Common Stocks (96.0%) (Cost $116,268,788)		146,496,517

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Energy Equipment & Services (0.0%)
Weatherford International plc, expiring 12/13/23*	1,117	570

Total Energy		570

Health Care (0.0%)
Health Care Providers & Services (0.0%)
Option Care Health, Inc., expiring 6/30/25*	22	7

Total Health Care		7

Materials (0.0%)
Metals & Mining (0.0%)
Ampco-Pittsburgh Corp., expiring 8/1/25*	30,000	27,000

Total Materials		27,000

Total Warrants (0.0%) (Cost $—)		27,577

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (3.6%)
JPMorgan Prime Money Market Fund, IM Shares	5,453,413	5,456,140

Total Short-Term Investment (3.6%) (Cost $5,456,140)		5,456,140

Total Investments in Securities (99.6%) (Cost $121,724,928)		151,980,234
Other Assets Less Liabilities (0.4%)		589,958

Net Assets (100%)		$152,570,192

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$23,238,481	$573,746	$—	$23,812,227
Consumer Discretionary	14,107,873	1,190,680	—	15,298,553
Consumer Staples	12,407,027	2,714,515	—	15,121,542
Energy	1,585,980	—	—	1,585,980
Financials	3,067,324	—	—	3,067,324
Health Care	7,906,551	—	—	7,906,551
Industrials	55,175,776	1,282,079	—	56,457,855
Information Technology	1,948,975	619,266	—	2,568,241
Materials	14,630,416	95,478	—	14,725,894
Real Estate	1,443,420	—	—	1,443,420
Utilities	4,508,930	—	—	4,508,930
Short-Term Investment
Investment Company	5,456,140	—	—	5,456,140
Warrants
Energy	570	—	—	570
Health Care	—	7	—	7
Materials	—	27,000	—	27,000

Total Assets	$145,477,463	$6,502,771	$—	$151,980,234

Total Liabilities	$—	$—	$—	$—

Total	$145,477,463	$6,502,771	$—	$151,980,234

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$59,897,966
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$46,779,883

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,611,570
Aggregate gross unrealized depreciation	(6,897,631)

Net unrealized appreciation	$27,713,939

Federal income tax cost of investments in securities and derivative instruments, if applicable	$124,266,295

For the year ended October 31, 2021, the Fund incurred approximately $1,979 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $121,724,928)	$151,980,234
Cash	331,000
Foreign cash (Cost $7,364)	7,593
Receivable for Fund shares sold	439,878
Dividends, interest and other receivables	42,548
Prepaid registration and filing fees	26,644
Other assets	1,176

Total assets	152,829,073

LIABILITIES
Investment advisory fees payable	73,799
Payable for Fund shares redeemed	70,612
Transfer agent fees payable	24,383
Administrative fees payable	19,299
Distribution fees payable – Class A	1,249
Distribution fees payable – Class R	447
Accrued expenses	69,092

Total liabilities	258,881

NET ASSETS	$152,570,192

Net assets were comprised of:
Paid in capital	$116,301,836
Total distributable earnings (loss)	36,268,356

Net assets	$152,570,192

Class A
Net asset value and redemption price per share, $5,904,489 / 343,395 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.19
Maximum sales charge (5.50% of offering price)	1.00

Maximum offering price per share	$18.19

Class I
Net asset value, offering and redemption price per share, $145,393,786 / 8,433,973 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.24

Class R
Net asset value, offering and redemption price per share, $1,096,407 / 64,216 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.07

Class T**
Net asset value and redemption price per share, $175,510 / 10,179 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.24
Maximum sales charge (2.50% of offering price)	0.44

Maximum offering price per share	$17.68

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends (net of $20,138 foreign withholding tax)	$2,546,978
Interest	90

Total income	2,547,068

EXPENSES
Investment advisory fees	1,086,109
Administrative fees	217,223
Transfer agent fees	155,750
Professional fees	86,512
Printing and mailing expenses	54,885
Registration and filing fees	44,686
Custodian fees	15,575
Distribution fees – Class A	13,038
Trustees’ fees	6,547
Distribution fees – Class R	5,031
Distribution fees – Class T**	418
Miscellaneous	25,053

Gross expenses	1,710,827
Less: Waiver from investment adviser	(251,731)
Waiver from distributor	(418)

Net expenses	1,458,678

NET INVESTMENT INCOME (LOSS)	1,088,390

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	11,729,198
Foreign currency transactions	(236)

Net realized gain (loss)	11,728,962

Change in unrealized appreciation (depreciation) on:
Investments in securities	35,891,603
Foreign currency translations	(47)

Net change in unrealized appreciation (depreciation)	35,891,556

NET REALIZED AND UNREALIZED GAIN (LOSS)	47,620,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,708,908

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,088,390	$558,635
Net realized gain (loss)	11,728,962	(5,634,997)
Net change in unrealized appreciation (depreciation)	35,891,556	(2,560,107)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,708,908	(7,636,469)

Distributions to shareholders:
Class A	(12,078)	(60,182)
Class I	(534,394)	(1,732,560)
Class R	(785)	(12,206)
Class T**	(697)	(2,304)

Total distributions to shareholders	(547,954)	(1,807,252)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 90,890 and 70,938 shares, respectively ]	1,514,997	814,267
Capital shares issued in reinvestment of dividends [ 835 and 4,524 shares, respectively ]	11,650	58,133
Capital shares repurchased [ (46,339) and (90,086) shares, respectively ]	(753,049)	(1,052,654)

Total Class A transactions	773,598	(180,254)

Class I
Capital shares sold [ 3,882,154 and 1,728,565 shares, respectively ]	63,254,932	19,427,004
Capital shares issued in reinvestment of dividends [ 22,687 and 78,814 shares, respectively ]	316,480	1,012,764
Capital shares repurchased [ (2,865,531) and (2,068,613) shares, respectively ]	(48,733,330)	(22,454,789)

Total Class I transactions	14,838,082	(2,015,021)

Class R
Capital shares sold [ 25,034 and 13,459 shares, respectively ]	419,982	146,764
Capital shares issued in reinvestment of dividends [ 47 and 820 shares, respectively ]	651	10,489
Capital shares repurchased [ (21,300) and (27,510) shares, respectively ]	(360,808)	(316,593)

Total Class R transactions	59,825	(159,340)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,671,505	(2,354,615)

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,832,459	(11,798,336)
NET ASSETS:
Beginning of year	88,737,733	100,536,069

End of year	$152,570,192	$88,737,733

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.41		$12.46		$12.33		$12.83		$10.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	####	0.04	#	0.05		0.03		0.06	###
Net realized and unrealized gain (loss)	5.73		(0.90)		0.22		(0.25)		2.67

Total from investment operations	5.82		(0.86)		0.27		(0.22)		2.73

Less distributions:
Dividends from net investment income	(0.04)		(0.04)		(0.02)		(0.03)		(0.02)
Distributions from net realized gains	—		(0.15)		(0.12)		(0.25)		(0.16)

Total dividends and distributions	(0.04)		(0.19)		(0.14)		(0.28)		(0.18)

Net asset value, end of year	$17.19		$11.41		$12.46		$12.33		$12.83

Total return	51.10%		(7.04)%		2.29%		(1.84)%		26.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,904		$3,400		$3,896		$3,599		$2,063
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.24	%(j)	1.25	%(j)	1.24	%(j)	1.24	%(j)	1.27%
Before waivers and reimbursements (f)	1.42%		1.58%		1.66%		1.79%		2.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.55	%(bb)	0.40	%(g)	0.39%		0.26%		0.48	%(aa)
Before waivers and reimbursements (f)	0.37	%(bb)	0.07	%(g)	(0.03)%		(0.28)%		(0.97	)%(aa)
Portfolio turnover rate^	35%		19%		37%		49%		88%

	Year Ended October 31,
Class I	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.43		$12.49		$12.36		$12.86		$10.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	####	0.07	#	0.08		0.07		0.08	###
Net realized and unrealized gain (loss)	5.75		(0.91)		0.23		(0.26)		2.68

Total from investment operations	5.88		(0.84)		0.31		(0.19)		2.76

Less distributions:
Dividends from net investment income	(0.07)		(0.07)		(0.06)		(0.06)		(0.04)
Distributions from net realized gains	—		(0.15)		(0.12)		(0.25)		(0.16)

Total dividends and distributions	(0.07)		(0.22)		(0.18)		(0.31)		(0.20)

Net asset value, end of year	$17.24		$11.43		$12.49		$12.36		$12.86

Total return	51.57%		(6.88)%		2.57%		(1.60)%		27.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$145,394		$84,537		$95,601		$86,815		$21,317
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.99	%(j)	1.00	%(j)	0.99	%(j)	0.99	%(j)	1.02%
Before waivers and reimbursements (f)	1.17%		1.33%		1.41%		1.51%		2.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.76	%(bb)	0.64	%(g)	0.64%		0.54%		0.69	%(aa)
Before waivers and reimbursements (f)	0.59	%(bb)	0.31	%(g)	0.22%		0.03%		(0.76	)%(aa)
Portfolio turnover rate^	35%		19%		37%		49%		88%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.33		$12.38		$12.26		$12.76		$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	####	0.02	#	0.02		—	##	0.03	###
Net realized and unrealized gain (loss)	5.70		(0.91)		0.22		(0.25)		2.66

Total from investment operations	5.75		(0.89)		0.24		(0.25)		2.69

Less distributions:
Dividends from net investment income	(0.01)		(0.01)		—		—		—
Distributions from net realized gains	—		(0.15)		(0.12)		(0.25)		(0.16)

Total dividends and distributions	(0.01)		(0.16)		(0.12)		(0.25)		(0.16)

Net asset value, end of year	$17.07		$11.33		$12.38		$12.26		$12.76

Total return	50.80%		(7.31)%		2.02%		(2.07)%		26.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,096		$685		$912		$801		$332
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.49	%(j)	1.50	%(j)	1.49	%(j)	1.49	%(j)	1.53%
Before waivers and reimbursements (f)	1.67%		1.83%		1.91%		2.05%		3.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.28	%(bb)	0.15	%(g)	0.14%		0.02%		0.27	%(aa)
Before waivers and reimbursements (f)	0.11	%(bb)	(0.19	)%(g)	(0.28)%		(0.54)%		(1.21	)%(aa)
Portfolio turnover rate^	35%		19%		37%		49%		88%

	Year Ended October 31,
Class T**	2021		2020		2019		2018		2017
Net asset value, beginning of year	$11.43		$12.49		$12.36		$12.86		$10.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	####	0.07	#	0.08		0.07		0.11	###
Net realized and unrealized gain (loss)	5.75		(0.91)		0.23		(0.26)		2.65

Total from investment operations	5.88		(0.84)		0.31		(0.19)		2.76

Less distributions:
Dividends from net investment income	(0.07)		(0.07)		(0.06)		(0.06)		(0.04)
Distributions from net realized gains	—		(0.15)		(0.12)		(0.25)		(0.16)

Total dividends and distributions	(0.07)		(0.22)		(0.18)		(0.31)		(0.20)

Net asset value, end of year	$17.24		$11.43		$12.49		$12.36		$12.86

Total return	51.57%		(6.88)%		2.57%		(1.60)%		27.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176		$116		$127		$126		$131
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.99	%(j)	1.00	%(j)	0.99	%(j)	0.99	%(j)	1.03%
Before waivers and reimbursements (f)	1.42%		1.58%		1.66%		1.80%		3.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.79	%(bb)	0.64	%(g)	0.64%		0.50%		0.89	%(aa)
Before waivers and reimbursements (f)	0.37	%(bb)	0.06	%(g)	(0.02)%		(0.31)%		(1.10	)%(aa)
Portfolio turnover rate^	35%		19%		37%		49%		88%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C Shares.
#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.06, $0.01 and $0.06 for Class A, Class I, Class R and Class T, respectively.
##	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.04, $(0.01) and $0.07 for Class A, Class I, Class R and Class T, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.05, $(0.02) and $0.06 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.09% lower.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.25% for Class A, 1.00% for Class I, 1.50% for Class R and 1.00% for Class T.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.34% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.43% lower.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	7.27%	5.76%	4.60%
	with Sales Charge (a)	2.49	4.80	3.91
Fund – Class I Shares*		7.65	6.02	4.86
Fund – Class R Shares*		7.01	5.49	4.33
Fund – Class T Shares*†	without Sales Charge	7.53	6.02	4.86
	with Sales Charge (b)	4.86	5.49	4.48
ICE BofA U.S. High Yield Index		10.74	6.25	5.61

* Date of inception 11/12/14.

†  Class T Shares currently are not offered for sale.

(a)  A 4.50% front-end sales charge was deducted.

(b)  A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 High Yield Bond Fund and the ICE BofA U.S. High Yield Index from 11/12/14 to 10/31/21. The performance of the ICE BofA U.S. High Yield Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. High Yield Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratios for Class A, I, R and T shares were 1.68%, 1.43%, 1.92% and 1.68%, respectively. The net expense ratios for Class A, I, R and T shares were 1.00%, 0.75%, 1.25% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 7.53% for the year ended October 31, 2021. The Fund’s benchmark, the ICE BofA U.S. High Yield Index, returned 10.74% over the same year.

Overview — AXA Investment Managers, Inc.

The high-yield bond market posted a very strong return in the twelve-months ending October 31, 2021, as the ICE BofA U.S. High Yield Index generated a total return of 10.74% for the period. The COVID recovery continued its upward trajectory for the bulk of the twelve-month period. Around the end of the third quarter in 2021 market participants focused on newly renewed concerns about inflation and economic growth. High-yield market flows were negative for the period, with roughly -$10.3 billion of outflows. Outflows were evenly spread out during the period with the first six months of the period seeing -$5.3 billion followed by an additional -$5 billion of outflows for the latter half of the period. The high-yield primary market was robust over the twelve months, pricing roughly $500.1 billion of high yield bonds, including the most active month ever with March 2021’s $65 billion of issuance. The period saw approximately $5.4 billion of high-yield default volume, significantly lower than the roughly $82.9 billion of high yield default volume during the prior twelve-month period. The par weighted high-yield default rate ended the period at 0.36%, down from 6.15% in October 2020.

1290 HIGH YIELD BOND FUND (Unaudited)

Fund Highlights

What helped performance during the year?

•	Fund performance benefited from participating in multiple new issues which performed well post pricing.

•	Fund performance benefited from positive security selection within a number of sectors including the media, telecommunications and financial services sectors.

•	The Fund’s underweight positioning within the media, telecommunications and utility sectors positively impacted relative performance.

What hurt performance during the year?

•	Negative security selection within the highest yielding portion of the market detracted from performance for the period.

•

Macro risk positioning had a negative impact on relative performance. Specifically, the Fund’s overweight within the short duration segment of the market and underweight within the highest yielding and longest duration segments of the market detracted from relative performance.

•	The Fund’s underweight positioning and negative security selection within the outperforming energy sector detracted from relative performance.

•	An overweight position within the technology sector detracted from relative performance during the period.

Fund Characteristics As of October 31, 2021
Weighted Average Life (Years)	5.73
Weighted Average Coupon (%)	6.29
Weighted Average Effective Duration (Years)*	2.98
Weighted Average Rating**	B2

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2021	% of Net Assets
Industrials	16.5%
Consumer Discretionary	13.8
Information Technology	12.7
Communication Services	11.4
Materials	10.8
Energy	7.6
Health Care	6.4
Financials	5.8
Consumer Staples	5.4
Real Estate	4.1
Investment Company	3.6
Utilities	0.3
Cash and Other	1.6

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual

1290 HIGH YIELD BOND FUND (Unaudited)

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class A
Actual	$1,000.00	$1,014.50	$5.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class I
Actual	1,000.00	1,014.70	3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class R
Actual	1,000.00	1,012.10	6.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class T**
Actual	1,000.00	1,014.70	3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

* Expenses are equal to the Portfolio’s A, I, R and T shares annualized expense ratio of 1.00%, 0.75%, 1.25% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (94.8%)
Communication Services (11.4%)
Diversified Telecommunication Services (4.2%)
CCO Holdings LLC 5.500%, 5/1/26§	$132,000	$136,356
4.750%, 3/1/30§	110,000	113,300
4.500%, 5/1/32	159,000	159,362
4.500%, 6/1/33§	168,000	167,580
Cincinnati Bell, Inc. 7.000%, 7/15/24§	485,000	494,094
Iliad Holding SAS 6.500%, 10/15/26§	200,000	206,040
Lumen Technologies, Inc. 5.125%, 12/15/26§	230,000	234,911
5.375%, 6/15/29§	270,000	270,337
Series G 6.875%, 1/15/28	128,000	142,240
Series W 6.750%, 12/1/23	170,000	186,021
Sprint Capital Corp. 8.750%, 3/15/32	156,000	233,103
Windstream Escrow LLC 7.750%, 8/15/28§	149,000	157,229
Zayo Group Holdings, Inc. 4.000%, 3/1/27§	245,000	237,956
6.125%, 3/1/28§	209,000	203,514

		2,942,043

Entertainment (1.4%)
Lions Gate Capital Holdings LLC 5.500%, 4/15/29§	454,000	463,080
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	164,000	165,640
6.500%, 5/15/27§	286,000	312,813

		941,533

Interactive Media & Services (0.1%)
Rackspace Technology Global, Inc. 5.375%, 12/1/28§	105,000	101,588

Media (5.0%)
DISH DBS Corp. 5.875%, 7/15/22	112,000	114,660
Gray Escrow II, Inc. 5.375%, 11/15/31§	163,000	165,135
Gray Television, Inc. 5.875%, 7/15/26§	140,000	144,480
4.750%, 10/15/30§	282,000	277,462
Mav Acquisition Corp. 8.000%, 8/1/29§	319,000	310,626
Meredith Corp. 6.875%, 2/1/26	170,000	176,443
Midas OpCo Holdings LLC 5.625%, 8/15/29§	235,000	239,726
Nexstar Media, Inc. 5.625%, 7/15/27§	446,000	470,530
Outfront Media Capital LLC 5.000%, 8/15/27§	351,000	358,020
Sinclair Television Group, Inc. 5.500%, 3/1/30§	166,000	158,737
TEGNA, Inc. 5.500%, 9/15/24§	33,000	33,413
4.750%, 3/15/26§	248,000	257,622
5.000%, 9/15/29	94,000	94,933
Videotron Ltd. 3.625%, 6/15/29§	118,000	118,885
Ziggo Bond Co. BV 6.000%, 1/15/27§	200,000	206,455
Ziggo BV 5.500%, 1/15/27§	330,000	339,042

		3,466,169

Wireless Telecommunication Services (0.7%)
Sprint Corp. 7.875%, 9/15/23	128,000	142,240
7.625%, 3/1/26	114,000	136,372
Vmed O2 UK Financing I plc 4.750%, 7/15/31§	200,000	201,000

		479,612

Total Communication Services		7,930,945

Consumer Discretionary (13.8%)
Auto Components (0.2%)
Icahn Enterprises LP 6.375%, 12/15/25	120,000	121,950
Real Hero Merger Sub 2, Inc. 6.250%, 2/1/29§	42,000	43,050

		165,000

Automobiles (0.7%)
Ford Motor Co. 9.000%, 4/22/25	271,000	325,200
9.625%, 4/22/30	87,000	125,117

		450,317

Distributors (0.3%)
Univar Solutions USA, Inc. 5.125%, 12/1/27§	209,000	217,882

Diversified Consumer Services (0.3%)
GEMS MENASA Cayman Ltd. 7.125%, 7/31/26§	200,000	207,000

Hotels, Restaurants & Leisure (5.2%)
1011778 BC ULC 5.750%, 4/15/25§	214,000	223,630
Caesars Entertainment, Inc. 6.250%, 7/1/25§	321,000	337,040
4.625%, 10/15/29§	87,000	87,200
Carnival Corp. 6.000%, 5/1/29§	186,000	185,675
CEC Entertainment LLC 6.750%, 5/1/26§	136,000	135,320
Churchill Downs, Inc. 5.500%, 4/1/27§	258,000	267,675
Dave & Buster’s, Inc. 7.625%, 11/1/25§	344,000	369,408
Everi Holdings, Inc. 5.000%, 7/15/29§	79,000	80,679
Golden Entertainment, Inc. 7.625%, 4/15/26§	134,000	140,700
Hilton Domestic Operating Co., Inc. 5.750%, 5/1/28§	226,000	242,102
IRB Holding Corp. 7.000%, 6/15/25§	180,000	190,035
6.750%, 2/15/26§	140,000	143,325

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
Life Time, Inc. 5.750%, 1/15/26§	$346,000	$354,079
MajorDrive Holdings IV LLC 6.375%, 6/1/29§	174,000	167,040
Powdr Corp. 6.000%, 8/1/25§	41,000	42,845
Station Casinos LLC 4.500%, 2/15/28§	328,000	329,640
Vail Resorts, Inc. 6.250%, 5/15/25§	58,000	60,900
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28§	205,000	211,263

		3,568,556

Household Durables (0.9%)
CD&R Smokey Buyer, Inc. 6.750%, 7/15/25§	532,000	561,925
Picasso Finance Sub, Inc. 6.125%, 6/15/25§	34,000	35,700
Williams Scotsman International, Inc. 4.625%, 8/15/28§	48,000	49,620

		647,245

Internet & Direct Marketing Retail (1.7%)
Getty Images, Inc. 9.750%, 3/1/27§	628,000	666,302
Photo Holdings Merger Sub, Inc. 8.500%, 10/1/26§	512,000	536,448

		1,202,750

Leisure Products (0.7%)
Mattel, Inc. 3.750%, 4/1/29§	102,000	105,647
Vista Outdoor, Inc. 4.500%, 3/15/29§	400,000	400,500

		506,147

Specialty Retail (3.3%)
Asbury Automotive Group, Inc. 4.750%, 3/1/30	163,000	165,852
eG Global Finance plc 8.500%, 10/30/25§	400,000	415,280
Ken Garff Automotive LLC 4.875%, 9/15/28§	96,000	97,200
LBM Acquisition LLC 6.250%, 1/15/29§	251,000	243,746
LCM Investments Holdings II LLC 4.875%, 5/1/29§	247,000	253,625
Sonic Automotive, Inc. 4.875%, 11/15/31§	176,000	176,440
Specialty Building Products Holdings LLC 6.375%, 9/30/26§	435,000	451,313
SRS Distribution, Inc. 4.625%, 7/1/28§	179,000	183,251
White Cap Buyer LLC 6.875%, 10/15/28§	266,000	273,956

		2,260,663

Textiles, Apparel & Luxury Goods (0.5%)
G-III Apparel Group Ltd. 7.875%, 8/15/25§	342,000	363,802

Total Consumer Discretionary		9,589,362

Consumer Staples (5.4%)
Beverages (0.4%)
Primo Water Holdings, Inc. 4.375%, 4/30/29§	155,000	153,277
Triton Water Holdings, Inc. 6.250%, 4/1/29§	146,000	145,270

		298,547

Food & Staples Retailing (0.8%)
Performance Food Group, Inc. 6.875%, 5/1/25§	193,000	203,133
United Natural Foods, Inc. 6.750%, 10/15/28§	87,000	94,177
US Foods, Inc. 6.250%, 4/15/25§	248,000	259,160

		556,470

Food Products (3.2%)
B&G Foods, Inc. 5.250%, 4/1/25	101,000	103,020
Kraft Heinz Foods Co. 6.875%, 1/26/39	116,000	170,230
4.375%, 6/1/46	265,000	308,738
Lamb Weston Holdings, Inc. 4.625%, 11/1/24§	22,000	22,429
4.875%, 11/1/26§	227,000	232,675
Post Holdings, Inc. 5.750%, 3/1/27§	336,000	348,600
4.625%, 4/15/30§	100,000	100,500
4.500%, 9/15/31§	379,000	371,488
Sigma Holdco BV 7.875%, 5/15/26§	400,000	392,000
Simmons Foods, Inc. 4.625%, 3/1/29§	149,000	149,931

		2,199,611

Household Products (0.8%)
Central Garden & Pet Co. 4.125%, 10/15/30	84,000	84,420
Energizer Holdings, Inc. 4.750%, 6/15/28§	223,000	222,461
Spectrum Brands, Inc. 5.750%, 7/15/25	220,000	225,225
5.500%, 7/15/30§	21,000	22,785

		554,891

Personal Products (0.2%)
Prestige Brands, Inc. 3.750%, 4/1/31§	139,000	133,961

Total Consumer Staples		3,743,480

Energy (7.6%)
Energy Equipment & Services (0.2%)
Precision Drilling Corp. 7.125%, 1/15/26§	139,000	141,780

Oil, Gas & Consumable Fuels (7.4%)
Aethon United BR LP 8.250%, 2/15/26§	96,000	103,124
Antero Resources Corp. 7.625%, 2/1/29§	52,000	57,434
Ascent Resources Utica Holdings LLC 7.000%, 11/1/26§	170,000	175,313

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
Blue Racer Midstream LLC 7.625%, 12/15/25§	$58,000	$62,205
6.625%, 7/15/26§	150,000	154,875
Colgate Energy Partners III LLC 5.875%, 7/1/29§	77,000	78,636
Crestwood Midstream Partners LP 5.625%, 5/1/27§	54,000	55,080
6.000%, 2/1/29§	365,000	377,607
CrownRock LP 5.625%, 10/15/25§	393,000	399,878
Delek Logistics Partners LP 6.750%, 5/15/25	395,000	400,925
7.125%, 6/1/28§	80,000	83,800
Encino Acquisition Partners Holdings LLC
8.500%, 5/1/28§	164,000	171,380
Endeavor Energy Resources LP 6.625%, 7/15/25§	28,000	29,457
Genesis Energy LP 8.000%, 1/15/27	95,000	95,447
7.750%, 2/1/28	362,000	357,022
Hilcorp Energy I LP 6.250%, 11/1/28§	101,000	103,656
Holly Energy Partners LP 5.000%, 2/1/28§	221,000	221,000
Independence Energy Finance LLC 7.250%, 5/1/26§	202,000	209,070
NuStar Logistics LP 5.750%, 10/1/25	85,000	90,738
Occidental Petroleum Corp. 6.625%, 9/1/30	100,000	122,115
6.125%, 1/1/31	55,000	65,725
6.450%, 9/15/36	346,000	440,718
PBF Logistics LP 6.875%, 5/15/23	220,000	215,600
Rockcliff Energy II LLC 5.500%, 10/15/29§	97,000	99,546
Southwestern Energy Co. 7.750%, 10/1/27	97,000	103,426
Summit Midstream Holdings LLC 8.500%, 10/15/26§	178,000	178,587
Sunoco LP 4.500%, 4/30/30§	238,000	240,099
Targa Resources Partners LP 5.875%, 4/15/26	342,000	357,500
4.875%, 2/1/31	105,000	112,820

		5,162,783

Total Energy		5,304,563

Financials (5.8%)
Consumer Finance (1.4%)
Curo Group Holdings Corp. 7.500%, 8/1/28§	298,000	301,166
Enova International, Inc. 8.500%, 9/1/24§	252,000	255,780
Ford Motor Credit Co. LLC 4.000%, 11/13/30	322,000	335,283
OneMain Finance Corp. 8.875%, 6/1/25	77,000	83,353

		975,582

Diversified Financial Services (1.5%)
Armor Holdco, Inc. 8.500%, 11/15/29§	155,000	157,481
Shift4 Payments LLC 4.625%, 11/1/26§	385,000	397,994
Verscend Escrow Corp. 9.750%, 8/15/26§	480,000	508,469

		1,063,944

Insurance (1.9%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	402,000	415,065
AmWINS Group, Inc. 4.875%, 6/30/29§	72,000	71,878
HUB International Ltd. 7.000%, 5/1/26§	706,000	730,710
NFP Corp. 6.875%, 8/15/28§	57,000	57,782

		1,275,435

Thrifts & Mortgage Finance (1.0%)
Freedom Mortgage Corp. 8.250%, 4/15/25§	310,000	313,100
7.625%, 5/1/26§	53,000	51,807
6.625%, 1/15/27§	237,000	224,558
PHH Mortgage Corp. 7.875%, 3/15/26§	104,000	105,170

		694,635

Total Financials		4,009,596

Health Care (6.4%)
Biotechnology (0.3%)
Grifols Escrow Issuer SA 4.750%, 10/15/28§	200,000	203,000

Health Care Equipment & Supplies (0.9%)
Mozart Debt Merger Sub, Inc. 3.875%, 4/1/29§	214,000	212,282
5.250%, 10/1/29§	138,000	140,070
Varex Imaging Corp. 7.875%, 10/15/27§	237,000	261,885

		614,237

Health Care Providers & Services (1.7%)
AdaptHealth LLC 6.125%, 8/1/28§	178,000	187,790
5.125%, 3/1/30§	178,000	178,890
HCA, Inc. 7.690%, 6/15/25	91,000	108,631
HealthEquity, Inc. 4.500%, 10/1/29§	152,000	153,330
Tenet Healthcare Corp. 4.875%, 1/1/26§	304,000	310,840
US Acute Care Solutions LLC 6.375%, 3/1/26§	166,000	171,810
Vizient, Inc. 6.250%, 5/15/27§	91,000	95,209

		1,206,500

Health Care Technology (0.4%)
IQVIA, Inc. 5.000%, 5/15/27§	260,000	269,508

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
Pharmaceuticals (3.1%)
Bausch Health Americas, Inc. 9.250%, 4/1/26§	$317,000	$336,813
Bausch Health Cos., Inc. 5.500%, 11/1/25§	310,000	315,037
4.875%, 6/1/28§	146,000	150,015
6.250%, 2/15/29§	144,000	139,500
Catalent Pharma Solutions, Inc. 5.000%, 7/15/27§	287,000	298,121
Cheplapharm Arzneimittel GmbH 5.500%, 1/15/28§	200,000	206,125
Herbalife Nutrition Ltd. 7.875%, 9/1/25§	291,000	311,722
Organon & Co. 5.125%, 4/30/31§	200,000	205,536
P&L Development LLC 7.750%, 11/15/25§	196,000	201,145

		2,164,014

Total Health Care		4,457,259

Industrials (16.5%)
Aerospace & Defense (0.8%)
Howmet Aerospace, Inc. 6.875%, 5/1/25	4,000	4,625
Rolls-Royce plc 5.750%, 10/15/27§	200,000	221,500
Spirit AeroSystems, Inc. 7.500%, 4/15/25§	302,000	318,081

		544,206

Building Products (2.3%)
CP Atlas Buyer, Inc. 7.000%, 12/1/28§	196,000	188,650
Forterra Finance LLC 6.500%, 7/15/25§	59,000	62,879
JELD-WEN, Inc. 6.250%, 5/15/25§	111,000	117,105
New Enterprise Stone & Lime Co., Inc. 6.250%, 3/15/26§	441,000	455,386
5.250%, 7/15/28§	173,000	174,536
Standard Industries, Inc. 4.375%, 7/15/30§	124,000	123,690
Summit Materials LLC 5.250%, 1/15/29§	222,000	233,100
Victors Merger Corp. 6.375%, 5/15/29§	222,000	208,403

		1,563,749

Commercial Services & Supplies (6.8%)
ACCO Brands Corp. 4.250%, 3/15/29§	54,000	53,258
ADT Security Corp. (The) 4.125%, 6/15/23	110,000	114,233
4.875%, 7/15/32§	156,000	155,493
Allied Universal Holdco LLC 6.625%, 7/15/26§	230,000	241,414
9.750%, 7/15/27§	374,000	402,985
6.000%, 6/1/29§	48,000	47,210
Aramark Services, Inc. 5.000%, 4/1/25§	116,000	118,755
6.375%, 5/1/25§	224,000	235,175
Cimpress plc 7.000%, 6/15/26§	150,000	155,812
Covanta Holding Corp. 5.000%, 9/1/30	55,000	54,588
Garda World Security Corp. 9.500%, 11/1/27§	502,000	539,650
6.000%, 6/1/29§	249,000	243,398
GFL Environmental, Inc. 3.750%, 8/1/25§	80,000	82,116
5.125%, 12/15/26§	220,000	229,900
4.750%, 6/15/29§	160,000	161,000
KAR Auction Services, Inc. 5.125%, 6/1/25§	819,000	821,047
Madison IAQ LLC 5.875%, 6/30/29§	94,000	93,060
Matthews International Corp. 5.250%, 12/1/25§	471,000	483,952
Nielsen Finance LLC 5.875%, 10/1/30§	296,000	309,113
4.750%, 7/15/31§	206,000	200,252

		4,742,411

Construction & Engineering (1.4%)
Artera Services LLC 9.033%, 12/4/25§	493,333	529,100
Dycom Industries, Inc. 4.500%, 4/15/29§	162,000	164,025
MasTec, Inc. 4.500%, 8/15/28§	92,000	94,415
Pike Corp. 5.500%, 9/1/28§	66,000	66,990
Weekley Homes LLC 4.875%, 9/15/28§	111,000	114,607

		969,137

Machinery (1.5%)
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/28§	300,000	302,250
Clark Equipment Co. 5.875%, 6/1/25§	285,000	296,008
Welbilt, Inc. 9.500%, 2/15/24	447,000	459,293

		1,057,551

Professional Services (1.0%)
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	303,000	316,635
10.250%, 2/15/27§	347,000	372,331
Science Applications International Corp. 4.875%, 4/1/28§	40,000	41,100

		730,066

Road & Rail (1.7%)
NESCO Holdings II, Inc. 5.500%, 4/15/29§	212,000	216,505
Watco Cos. LLC 6.500%, 6/15/27§	696,000	740,370
XPO Logistics, Inc. 6.250%, 5/1/25§	199,000	209,636

		1,166,511

Trading Companies & Distributors (1.0%)
Brightstar Escrow Corp. 9.750%, 10/15/25§	327,000	349,890

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
WESCO Distribution, Inc. 7.250%, 6/15/28§	$287,000	$315,818

		665,708

Total Industrials		11,439,339

Information Technology (12.7%)
Communications Equipment (1.8%)
CommScope Technologies LLC 6.000%, 6/15/25§	196,000	193,168
CommScope, Inc. 6.000%, 3/1/26§	394,000	406,976
8.250%, 3/1/27§	237,000	241,489
4.750%, 9/1/29§	412,000	404,254

		1,245,887

IT Services (2.6%)
Ahead DB Holdings LLC 6.625%, 5/1/28§	228,000	233,130
Alliance Data Systems Corp. 4.750%, 12/15/24§	489,000	500,002
7.000%, 1/15/26§	162,000	171,720
Black Knight InfoServ LLC 3.625%, 9/1/28§	140,000	139,300
ION Trading Technologies Sarl 5.750%, 5/15/28§	200,000	205,750
Northwest Fiber LLC 6.000%, 2/15/28§	179,000	171,840
Unisys Corp. 6.875%, 11/1/27§	343,000	373,870

		1,795,612

Software (7.9%)
ACI Worldwide, Inc. 5.750%, 8/15/26§	217,000	226,223
Ascend Learning LLC 6.875%, 8/1/25§	474,000	482,295
Boxer Parent Co., Inc. 7.125%, 10/2/25§	159,000	167,745
Camelot Finance SA 4.500%, 11/1/26§	626,000	647,365
Change Healthcare Holdings LLC 5.750%, 3/1/25§	759,000	764,693
Clarivate Science Holdings Corp. 4.875%, 7/1/29§	315,000	313,053
Granite Merger Sub 2, Inc. 11.000%, 7/15/27§	439,000	500,460
Helios Software Holdings, Inc. 4.625%, 5/1/28§	400,000	395,000
LogMeIn, Inc. 5.500%, 9/1/27§	96,000	96,085
NCR Corp. 5.000%, 10/1/28§	315,000	320,513
5.125%, 4/15/29§	317,000	323,365
NortonLifeLock, Inc. 5.000%, 4/15/25§	112,000	112,980
Rocket Software, Inc. 6.500%, 2/15/29§	353,000	340,221
SS&C Technologies, Inc. 5.500%, 9/30/27§	551,000	579,928
ZoomInfo Technologies LLC 3.875%, 2/1/29§	229,000	227,569

		5,497,495

Technology Hardware, Storage & Peripherals (0.4%)
Dell International LLC 7.125%, 6/15/24§	219,000	222,099
Diebold Nixdorf, Inc. 9.375%, 7/15/25§	60,000	64,650

		286,749

Total Information Technology		8,825,743

Materials (10.8%)
Chemicals (3.8%)
Avient Corp. 5.750%, 5/15/25§	73,000	76,194
Diamond BC BV 4.625%, 10/1/29§	67,000	67,343
Illuminate Buyer LLC 9.000%, 7/1/28§	491,000	530,280
INEOS Group Holdings SA 5.625%, 8/1/24§	200,000	199,500
Minerals Technologies, Inc. 5.000%, 7/1/28§	183,000	188,033
NOVA Chemicals Corp. 4.875%, 6/1/24§	104,000	108,042
Nufarm Australia Ltd. 5.750%, 4/30/26§	479,000	489,478
Olin Corp. 9.500%, 6/1/25§	117,000	143,617
Olympus Water US Holding Corp. 4.250%, 10/1/28§	343,000	336,397
6.250%, 10/1/29§	200,000	199,500
WR Grace Holdings LLC 5.625%, 8/15/29§	269,000	271,354

		2,609,738

Containers & Packaging (6.2%)
ARD Finance SA 6.500%, 6/30/27§	400,000	417,740
Ardagh Metal Packaging Finance USA LLC
4.000%, 9/1/29§	200,000	198,380
Ardagh Packaging Finance plc 4.125%, 8/15/26§	400,000	407,000
Flex Acquisition Co., Inc. 7.875%, 7/15/26§	361,000	375,963
Graham Packaging Co., Inc. 7.125%, 8/15/28§	81,000	83,090
Intelligent Packaging Ltd. Finco, Inc. 6.000%, 9/15/28§	243,000	249,683
LABL, Inc. 6.750%, 7/15/26§	219,000	227,213
10.500%, 7/15/27§	390,000	412,912
5.875%, 11/1/28§	143,000	143,672
Mauser Packaging Solutions Holding Co.
5.500%, 4/15/24§	286,000	286,929
7.250%, 4/15/25§	658,000	635,911
OI European Group BV 4.000%, 3/15/23§	150,000	152,858
Owens-Brockway Glass Container, Inc. 5.875%, 8/15/23§	130,000	136,500
6.625%, 5/13/27§	144,000	153,180
Trivium Packaging Finance BV 5.500%, 8/15/26 (e)§	400,000	415,500

		4,296,531

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Principal Amount	Value (Note 1)
Metals & Mining (0.8%)
Hudbay Minerals, Inc. 4.500%, 4/1/26§	$198,000	$196,763
Kaiser Aluminum Corp. 4.500%, 6/1/31§	204,000	199,940
Novelis Corp. 4.750%, 1/30/30§	150,000	155,625

		552,328

Total Materials		7,458,597

Real Estate (4.1%)
Equity Real Estate Investment Trusts (REITs) (2.4%)
Iron Mountain, Inc. (REIT) 5.000%, 7/15/28§	270,000	279,788
MGM Growth Properties Operating Partnership LP (REIT) 4.625%, 6/15/25§	153,000	164,475
Park Intermediate Holdings LLC (REIT) 7.500%, 6/1/25§	79,000	84,135
5.875%, 10/1/28§	303,000	318,150
4.875%, 5/15/29§	129,000	130,613
SBA Communications Corp. (REIT) 4.875%, 9/1/24	88,000	88,686
Service Properties Trust (REIT) 7.500%, 9/15/25	212,000	233,772
5.500%, 12/15/27	102,000	106,590
XHR LP (REIT) 6.375%, 8/15/25§	166,000	174,715
4.875%, 6/1/29§	86,000	88,232

		1,669,156

Real Estate Management & Development (1.7%)
Cushman & Wakefield US Borrower LLC
6.750%, 5/15/28§	149,000	159,057
Greystar Real Estate Partners LLC 5.750%, 12/1/25§	361,000	366,866
Howard Hughes Corp. (The) 4.375%, 2/1/31§	122,000	122,027
Realogy Group LLC 7.625%, 6/15/25§	294,000	314,124
9.375%, 4/1/27§	222,000	242,258

		1,204,332

Total Real Estate		2,873,488

Utilities (0.3%)
Water Utilities (0.3%)
Solaris Midstream Holdings LLC 7.625%, 4/1/26§	191,000	201,448

Total Utilities		201,448

Total Corporate Bonds		65,833,820

Total Long-Term Debt Securities (94.8%) (Cost $64,609,514)		65,833,820

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (3.6%)
JPMorgan Prime Money Market Fund, IM Shares	2,523,707	2,524,969

Total Short-Term Investment (3.6%) (Cost $2,524,969)		2,524,969

Total Investments in Securities (98.4%) (Cost $67,134,483)		68,358,789
Other Assets Less Liabilities (1.6%)		1,098,338

Net Assets (100%)		$69,457,127

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2021, the market value of these securities amounted to $58,867,604 or 84.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2021. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Communication Services	$—	$7,930,945	$—	$7,930,945
Consumer Discretionary	—	9,589,362	—	9,589,362
Consumer Staples	—	3,743,480	—	3,743,480
Energy	—	5,304,563	—	5,304,563
Financials	—	4,009,596	—	4,009,596
Health Care	—	4,457,259	—	4,457,259
Industrials	—	11,439,339	—	11,439,339
Information Technology	—	8,825,743	—	8,825,743
Materials	—	7,458,597	—	7,458,597
Real Estate	—	2,873,488	—	2,873,488
Utilities	—	201,448	—	201,448
Short-Term Investment
Investment Company	2,524,969	—	—	2,524,969

Total Assets	$2,524,969	$65,833,820	$—	$68,358,789

Total Liabilities	$—	$—	$—	$—

Total	$2,524,969	$65,833,820	$—	$68,358,789

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$43,763,383
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$21,238,844

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,366,531
Aggregate gross unrealized depreciation	(326,450)

Net unrealized appreciation	$1,040,081

Federal income tax cost of investments in securities and derivative instruments, if applicable	$67,318,708

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $67,134,483)	$68,358,789
Cash	894,998
Dividends, interest and other receivables	1,037,246
Receivable for Fund shares sold	306,701
Receivable for securities sold	196,080
Prepaid registration and filing fees	21,596
Other assets	411

Total assets	70,815,821

LIABILITIES
Payable for securities purchased	1,078,913
Dividends and distributions payable	111,477
Payable for Fund shares redeemed	57,291
Investment advisory fees payable	17,811
Transfer agent fees payable	9,520
Administrative fees payable	8,775
Distribution fees payable – Class A	447
Distribution fees payable – Class R	300
Accrued expenses	74,160

Total liabilities	1,358,694

NET ASSETS	$69,457,127

Net assets were comprised of:
Paid in capital	$71,584,872
Total distributable earnings (loss)	(2,127,745)

Net assets	$69,457,127

Class A
Net asset value and redemption price per share, $2,144,579 / 232,134 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.24
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share	$9.68

Class I
Net asset value, offering and redemption price per share, $66,473,159 / 7,190,118 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.25

Class R
Net asset value, offering and redemption price per share, $708,209 / 76,699 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.23

Class T**
Net asset value and redemption price per share, $131,180 / 14,192 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.24
Maximum sales charge (2.50% of offering price)	0.24

Maximum offering price per share	$9.48

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Interest	$2,990,528
Dividends	1,571

Total income	2,992,099

EXPENSES
Investment advisory fees	343,868
Administrative fees	85,967
Professional fees	79,821
Transfer agent fees	70,000
Registration and filing fees	40,326
Printing and mailing expenses	32,466
Custodian fees	11,300
Distribution fees – Class A	5,020
Distribution fees – Class R	3,325
Trustees’ fees	2,703
Distribution fees – Class T**	330
Miscellaneous	11,730

Gross expenses	686,856
Less: Waiver from investment adviser	(248,164)
Waiver from distributor	(330)

Net expenses	438,362

NET INVESTMENT INCOME (LOSS)	2,553,737

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	425,483
Net change in unrealized appreciation (depreciation) on investments in securities	719,925

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,145,408

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,699,145

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,553,737	$2,032,993
Net realized gain (loss)	425,483	(779,061)
Net change in unrealized appreciation (depreciation)	719,925	638,517

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,699,145	1,892,449

Distributions to shareholders:
Class A	(89,733)	(97,300)
Class I	(2,597,218)	(1,991,604)
Class R	(28,070)	(20,555)
Class T**	(6,224)	(6,828)

Total distributions to shareholders	(2,721,245)	(2,116,287)

Tax return of capital:
Class A	(665)	—
Class I	(19,245)	—
Class R	(208)	—
Class T	(46)	—

Total tax return of capital	(20,164)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 27,116 and 89,343 shares, respectively ]	252,459	763,955
Capital shares issued in reinvestment of dividends [ 8,735 and 9,833 shares, respectively ]	81,160	87,170
Capital shares repurchased [ (38,563) and (43,500) shares, respectively ]	(357,887)	(366,344)

Total Class A transactions	(24,268)	484,781

Class I
Capital shares sold [ 3,042,995 and 1,051,502 shares, respectively ]	28,373,193	9,441,895
Capital shares issued in reinvestment of dividends [ 139,589 and 62,699 shares, respectively ]	1,298,274	556,687
Capital shares repurchased [ (669,848) and (349,797) shares, respectively ]	(6,242,382)	(3,056,860)

Total Class I transactions	23,429,085	6,941,722

Class R
Capital shares sold [ 11,691 and 36,206 shares, respectively ]	108,891	319,125
Capital shares issued in reinvestment of dividends [ 2,126 and 1,252 shares, respectively ]	19,746	11,136
Capital shares repurchased [ (8,024) and (480) shares, respectively ]	(74,269)	(4,274)

Total Class R transactions	54,368	325,987

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS.	23,459,185	7,752,490

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,416,921	7,528,652
NET ASSETS:
Beginning of year	45,040,206	37,511,554

End of year	$69,457,127	$45,040,206

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.01	$9.06	$8.93	$9.33	$9.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.39	0.44	0.47	0.48	0.49
Net realized and unrealized gain (loss)	0.26	(0.03)	0.14	(0.40)	0.32

Total from investment operations	0.65	0.41	0.61	0.08	0.81

Less distributions:
Dividends from net investment income	(0.42)	(0.46)	(0.47)	(0.48)	(0.48)
Return of capital	— #	—	(0.01)	—	(0.01)

Total dividends and distributions	(0.42)	(0.46)	(0.48)	(0.48)	(0.49)

Net asset value, end of year	$9.24	$9.01	$9.06	$8.93	$9.33

Total return	7.27%	4.72%	6.97%	0.86%	9.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,145	$2,115	$1,623	$2,500	$709
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.04%	1.06%
Before waivers and reimbursements (f)	1.44%	1.68%	1.79%	1.77%	1.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.24%	4.97%	5.27%	5.20%	5.26%
Before waivers and reimbursements (f)	3.80%	4.29%	4.48%	4.47%	4.48%
Portfolio turnover rate^	39%	59%	54%	45%	54%

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.01	$9.06	$8.94	$9.34	$9.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.47	0.50	0.50	0.52
Net realized and unrealized gain (loss)	0.26	(0.04)	0.12	(0.40)	0.33

Total from investment operations	0.68	0.43	0.62	0.10	0.85

Less distributions:
Dividends from net investment income	(0.44)	(0.48)	(0.49)	(0.50)	(0.51)
Return of capital	— #	—	(0.01)	—	(0.01)

Total dividends and distributions	(0.44)	(0.48)	(0.50)	(0.50)	(0.52)

Net asset value, end of year	$9.25	$9.01	$9.06	$8.94	$9.34

Total return	7.65%	4.98%	7.12%	1.09%	9.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$66,473	$42,159	$35,453	$30,386	$30,185
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.80%	0.82%
Before waivers and reimbursements (f)	1.18%	1.43%	1.53%	1.52%	1.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.47%	5.22%	5.50%	5.47%	5.55%
Before waivers and reimbursements (f)	4.04%	4.54%	4.71%	4.74%	4.79%
Portfolio turnover rate^	39%	59%	54%	45%	54%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.00	$9.05	$8.93	$9.33	$9.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.37	0.42	0.45	0.45	0.47
Net realized and unrealized gain (loss)	0.25	(0.03)	0.13	(0.39)	0.32

Total from investment operations	0.62	0.39	0.58	0.06	0.79

Less distributions:
Dividends from net investment income	(0.39)	(0.44)	(0.45)	(0.46)	(0.46)
Return of capital	— #	—	(0.01)	—	(0.01)

Total dividends and distributions	(0.39)	(0.44)	(0.46)	(0.46)	(0.47)

Net asset value, end of year	$9.23	$9.00	$9.05	$8.93	$9.33

Total return	7.01%	4.46%	6.59%	0.63%	8.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$708	$638	$307	$287	$218
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%	1.25%	1.25%	1.30%	1.32%
Before waivers and reimbursements (f)	1.69%	1.92%	2.03%	2.02%	2.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.98%	4.69%	5.00%	4.96%	5.05%
Before waivers and reimbursements (f)	3.54%	4.01%	4.22%	4.23%	4.28%
Portfolio turnover rate^	39%	59%	54%	45%	54%

	Year Ended October 31,
Class T**	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.01	$9.06	$8.93	$9.33	$9.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.47	0.50	0.50	0.52
Net realized and unrealized gain (loss)	0.25	(0.04)	0.13	(0.40)	0.32

Total from investment operations	0.67	0.43	0.63	0.10	0.84

Less distributions:
Dividends from net investment income	(0.44)	(0.48)	(0.49)	(0.50)	(0.51)
Return of capital	— #	—	(0.01)	—	(0.01)

Total dividends and distributions	(0.44)	(0.48)	(0.50)	(0.50)	(0.52)

Net asset value, end of year	$9.24	$9.01	$9.06	$8.93	$9.33

Total return	7.53%	4.98%	7.24%	1.09%	9.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$131	$128	$129	$127	$132
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.80%	0.82%
Before waivers and reimbursements (f)	1.44%	1.68%	1.78%	1.77%	2.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.49%	5.23%	5.50%	5.46%	5.56%
Before waivers and reimbursements (f)	3.80%	4.30%	4.47%	4.49%	4.30%
Portfolio turnover rate^	39%	59%	54%	45%	54%
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C Shares.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	14.24%	3.34%	2.70%
	with Sales Charge (a)	7.93	2.18	1.79
Fund – Class I Shares*		14.48	3.61	2.97
Fund – Class R Shares*		13.95	3.07	2.44
ICE BofA U.S. 3-Month Treasury Bill Index		0.06	1.15	0.96

* Date of inception 7/6/15. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Multi-Alternative Strategies Fund and the ICE BofA U.S. 3-Month Treasury Bill Index from 7/6/15 to 10/31/21. The performance of the ICE BofA U.S. 3-Month Treasury Bill Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. 3-Month Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of October 1, 2021, the gross expense ratios including acquired fund fees for Class A, I and R shares were 2.43%, 2.17% and 2.69%, respectively. The net expense ratios for Class A, I and R shares were 1.57%, 1.32% and 1.82%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2023. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 14.58% for the year ended October 31, 2021. The Fund’s benchmark, the ICE BofA US 3-Month Treasury Bill Index, returned 0.06% over the same year.

What helped performance during the year*?

•	Global real estate was the top contributor to performance with U.S. and Global Real Estate Investment Trusts (REITs) up approximately 52% and 25% for the period, respectively.

•	Convertible securities helped performance, supported by the performance of the underlying equity securities. The asset category was up approximately 29% for the period.

•	Strong performance in energy and agriculture commodities added to positive performance for the period. Commodities were up more than 28%.

What hurt performance during the year*?

•

The long/short equity strategy was the top detractor from performance, mainly driven by poor performance from online retailers within the long online/short stores strategy. The asset category was down about 9% for the period.

•	Event driven, one of the two strategies that had negative performance for the period, was down approximately 1.7%.

*	The Fund does not hold a position in any single security directly but has exposure through ETFs.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2021
Alternatives	38.5%
Fixed Income	28.8
Equity	16.6
Commodity	16.1

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2021
WisdomTree Managed Futures Strategy Fund	15.0%
iShares Convertible Bond ETF	14.8
Vanguard Short-Term Inflation-Protected Securities ETF	14.0
IQ Merger Arbitrage ETF	12.3
iShares Core US REIT ETF	8.3
Vanguard Global ex-U.S. Real Estate ETF	8.2
ProShares Long Online/Short Stores ETF	7.8
Invesco DB Gold Fund	5.0
Invesco DB Agriculture Fund	4.1
Invesco DB Energy Fund	4.0
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class A
Actual	$1,000.00	$1,010.80	$5.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.69	5.57
Class I
Actual	1,000.00	1,012.50	4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.93	4.32
Class R
Actual	1,000.00	1,009.00	6.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.44	6.83

* Expenses are equal to the Portfolio’s A, I and R shares annualized expense ratio of 1.09%, 0.85% and 1.34%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Alternatives (38.3%)
IQ Merger Arbitrage ETF	63,000	$2,070,180
ProShares Long Online/Short Stores ETF	19,030	1,319,730
ProShares RAFI Long/Short‡	18,280	563,975
WisdomTree Managed Futures Strategy Fund	69,570	2,524,000

Total Alternatives		6,477,885

Commodity (16.1%)
Invesco DB Agriculture Fund*	35,590	686,531
Invesco DB Energy Fund*	36,680	669,043
Invesco DB Gold Fund*	16,480	843,020
Invesco DB Precious Metals Fund*	10,690	517,211

Total Commodity		2,715,805

Equity (16.5%)
iShares Core US REIT ETF	22,230	1,402,046
Vanguard Global ex-U.S. Real Estate ETF	24,100	1,385,750

Total Equity		2,787,796

Fixed Income (28.6%)
iShares Convertible Bond ETF	24,230	2,481,758
Vanguard Short-Term Inflation-Protected Securities ETF	45,250	2,356,167

Total Fixed Income		4,837,925

Total Investments in Securities (99.5%) (Cost $16,465,409)		16,819,411
Other Assets Less Liabilities (0.5%)		91,705

Net Assets (100%)		$16,911,116

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

Glossary:

REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended October 31, 2021, were as follows:

Security Description	Shares at October 31, 2021	Market Value October 31, 2020 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2021 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Alternatives
ProShares RAFI Long/Short	18,280	653,631	—	(115,065)	(21,285)	46,694	563,975	7,296	—
Specialty
Invesco DB G10 Currency Harvest Fund	—	1,380,986	—	(1,496,836)	67,052	48,798	—	—	—

Total		2,034,617	—	(1,611,901)	45,767	95,492	563,975	7,296	—

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$16,819,411	$—	$—	$16,819,411

Total Assets	$16,819,411	$—	$—	$16,819,411

Total Liabilities	$—	$—	$—	$—

Total	$16,819,411	$—	$—	$16,819,411

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,957,186
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$10,271,537

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$718,707
Aggregate gross unrealized depreciation	(509,782)

Net unrealized appreciation	$208,925

Federal income tax cost of investments in securities and derivative instruments, if applicable	$16,610,486

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value:
Affiliated Issuers (Cost $699,664)	$563,975
Unaffiliated Issuers (Cost $15,765,745)	16,255,436
Cash	176,276
Prepaid registration and filing fees	14,615
Receivable for Fund shares sold	11,907
Dividends, interest and other receivables	3
Other assets	229

Total assets	17,022,441

LIABILITIES
Payable for securities purchased	58,390
Administrative fees payable	5,704
Transfer agent fees payable	3,099
Distribution fees payable – Class A	142
Distribution fees payable – Class R	74
Accrued expenses	43,916

Total liabilities	111,325

NET ASSETS	$16,911,116

Net assets were comprised of:
Paid in capital	$15,172,631
Total distributable earnings (loss)	1,738,485

Net assets	$16,911,116

Class A
Net asset value, offering and redemption price per share, $670,436 / 59,488 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.27
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share	$11.93

Class I
Net asset value, offering and redemption price per share, $16,054,096 / 1,421,691 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.29

Class R
Net asset value and redemption price per share, $186,584 / 16,643 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.21

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends ($7,296 of dividend income received from affiliates)	$520,713
Interest	39

Total income	520,752

EXPENSES
Investment advisory fees	77,989
Professional fees	40,647
Registration and filing fees	31,836
Administrative fees	30,048
Transfer agent fees	27,300
Printing and mailing expenses	23,222
Custodian fees	4,625
Distribution fees – Class A	1,530
Distribution fees – Class R	790
Trustees’ fees	747
Miscellaneous	2,984

Gross expenses	241,718
Less: Waiver from investment adviser	(101,405)

Net expenses	140,313

NET INVESTMENT INCOME (LOSS)	380,439

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($45,767 realized gain (loss) from affiliates)	1,645,658
Net change in unrealized appreciation (depreciation) on investments in securities ($95,492 of change in unrealized appreciation (depreciation) from affiliates)	24,075

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,669,733

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,050,172

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$380,439	$219,722
Net realized gain (loss)	1,645,658	(373,771)
Net change in unrealized appreciation (depreciation)	24,075	(296,652)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,050,172	(450,701)

Distributions to shareholders:
Class A	(3,248)	(11,965)
Class I	(113,005)	(380,272)
Class R	(470)	(1,934)

Total distributions to shareholders	(116,723)	(394,171)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 8,051 and 2,595 shares, respectively ]	89,504	26,323
Capital shares issued in reinvestment of dividends [ 254 and 983 shares, respectively ]	2,663	9,992
Capital shares repurchased [ (4,808) and (8,344) shares, respectively ]	(52,952)	(79,600)

Total Class A transactions	39,215	(43,285)

Class I
Capital shares sold [ 134,572 and 43,009 shares, respectively ]	1,506,301	429,302
Capital shares issued in reinvestment of dividends [ 3,009 and 15,947 shares, respectively ]	31,502	162,026
Capital shares repurchased [ (101,764) and (392,851) shares, respectively ]	(1,098,711)	(3,786,507)

Total Class I transactions	439,092	(3,195,179)

Class R
Capital shares sold [ 2,848 and 2,570 shares, respectively ]	31,638	25,161
Capital shares issued in reinvestment of dividends [ 13 and 21 shares, respectively ]	131	215
Capital shares repurchased [ (40) and (17) shares, respectively ]	(442)	(169)

Total Class R transactions	31,327	25,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	509,634	(3,213,257)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,443,083	(4,058,129)
NET ASSETS:
Beginning of year	14,468,033	18,526,162

End of year	$16,911,116	$14,468,033

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2021		2020		2019		2018		2017
Net asset value, beginning of year	$9.92		$10.32		$10.02		$10.21		$9.97

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.26		0.10		0.11		0.04		0.02
Net realized and unrealized gain (loss)	1.15		(0.30)		0.28		(0.19)		0.26

Total from investment operations	1.41		(0.20)		0.39		(0.15)		0.28

Less distributions:
Dividends from net investment income	(0.06)		(0.20)		(0.04)		—		(0.01)
Distributions from net realized gains	—		—		(0.05)		(0.04)		(0.03)

Total dividends and distributions	(0.06)		(0.20)		(0.09)		(0.04)		(0.04)

Net asset value, end of year	$11.27		$9.92		$10.32		$10.02		$10.21

Total return	14.24%		(2.01)%		3.98%		(1.49)%		2.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$670		$556		$627		$827		$659
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.13	%(j)	1.06	%***(m)	1.07	%**(n)	1.03	%(o)	1.00	%(o)
Before waivers and reimbursements (f)	1.78%		1.97%		1.89%		1.79%		2.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.34%		1.03%		1.12%		0.39%		0.20%
Before waivers and reimbursements (f)(x)	1.69%		0.12%		0.30%		(0.37)%		(0.88)%
Portfolio turnover rate^	66%		15%		8%		5%		13%

	Year Ended October 31,
Class I	2021		2020		2019		2018		2017
Net asset value, beginning of year	$9.94		$10.34		$10.04		$10.23		$9.99

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.27		0.13		0.13		0.07		0.05
Net realized and unrealized gain (loss)	1.16		(0.31)		0.29		(0.20)		0.25

Total from investment operations	1.43		(0.18)		0.42		(0.13)		0.30

Less distributions:
Dividends from net investment income	(0.08)		(0.22)		(0.07)		(0.02)		(0.03)
Distributions from net realized gains	—		—		(0.05)		(0.04)		(0.03)

Total dividends and distributions	(0.08)		(0.22)		(0.12)		(0.06)		(0.06)

Net asset value, end of year	$11.29		$9.94		$10.34		$10.04		$10.23

Total return	14.48%		(1.76)%		4.25%		(1.25)%		3.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,054		$13,776		$17,783		$18,151		$16,358
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88	%(j)	0.81	%***(m)	0.82	%**(n)	0.78	%(o)	0.75	%(o)
Before waivers and reimbursements (f)	1.53%		1.71%		1.63%		1.54%		1.82%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.45%		1.36%		1.32%		0.66%		0.45%
Before waivers and reimbursements (f)(x)	1.80%		0.46%		0.50%		(0.11)%		(0.62)%
Portfolio turnover rate^	66%		15%		8%		5%		13%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2021		2020		2019		2018		2017
Net asset value, beginning of year	$9.87		$10.27		$9.97		$10.19		$9.95

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21		0.06		0.08		0.03		—	#
Net realized and unrealized gain (loss)	1.16		(0.29)		0.29		(0.21)		0.27

Total from investment operations	1.37		(0.23)		0.37		(0.18)		0.27

Less distributions:
Dividends from net investment income	(0.03)		(0.17)		(0.02)		—		—
Distributions from net realized gains	—		—		(0.05)		(0.04)		(0.03)

Total dividends and distributions	(0.03)		(0.17)		(0.07)		(0.04)		(0.03)

Net asset value, end of year	$11.21		$9.87		$10.27		$9.97		$10.19

Total return	13.95%		(2.27)%		3.74%		(1.79)%		2.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$187		$136		$116		$105		$105
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.38	%(j)	1.31	%***(m)	1.32	%**(n)	1.26	%(o)	1.25	%(o)
Before waivers and reimbursements (f)	2.03%		2.23%		2.13%		2.02%		2.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.96%		0.65%		0.78%		0.27%		(0.02)%
Before waivers and reimbursements (f)(x)	1.31%		(0.26)%		(0.04)%		(0.49)%		(1.08)%
Portfolio turnover rate^	66%		15%		8%		5%		13%
**	Includes Tax expense of 0.04%.
***	Includes Tax expense of 0.01%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.60% for Class A, 1.35% for Class I and 1.85% for Class R.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.66% for Class A, 1.41% for Class I and 1.91% for Class R.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.69% for Class A, 1.44% for Class I and 1.94% for Class R.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.65% for Class A, 1.40% for Class I and 1.90% for Class R.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2020 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	15.99%	7.58%
S&P Target Date 2020 Index	16.81	8.21

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2020 Fund and the S&P Target Date 2020 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2020 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 2.04% The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 15.99% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2020 Index, returned 16.81% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position to domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by size.

•	An overweight to equities relative to the benchmark benefited performance.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance, as it underperformed relative to market cap across U.S. and Developed Markets.

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

1290 RETIREMENT 2020 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2021
Fixed Income	50.9%
Equity	48.7
Investment Company	0.4

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2021
iShares Core U.S. Aggregate Bond ETF	29.9%
iShares Core S&P Total US Stock Market ETF	17.2
iShares TIPS Bond ETF	7.6
iShares Core MSCI EAFE ETF	5.9
iShares MSCI USA Min Vol Factor ETF	5.6
Invesco S&P 500 Low Volatility ETF	5.6
Vanguard Short-Term Bond ETF	5.6
iShares Broad USD High Yield Corporate Bond ETF	4.0
Vanguard Total International Bond ETF	3.9
Invesco S&P MidCap Low Volatility ETF	3.0
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,037.00	$2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.48	2.75

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (48.5%)
Invesco S&P 500 Low Volatility ETF	11,300	$718,680
Invesco S&P Emerging Markets Low Volatility ETF	3,540	88,748
Invesco S&P International Developed Low Volatility ETF	11,880	376,715
Invesco S&P MidCap Low Volatility ETF	6,910	381,017
Invesco S&P SmallCap Low Volatility ETF	3,710	182,532
iShares Core MSCI EAFE ETF	9,770	747,503
iShares Core MSCI Emerging Markets ETF	2,700	168,561
iShares Core S&P Total US Stock Market ETF	20,940	2,197,444
iShares MSCI EAFE Min Vol Factor ETF	4,860	372,811
iShares MSCI Emerging Markets Min Vol Factor ETF	1,420	89,417
iShares MSCI USA Min Vol Factor ETF	9,280	719,664
SPDR SSGA US Small Cap Low Volatility Index ETF	1,500	174,796

Total Equity		6,217,888

Fixed Income (50.8%)
iShares Broad USD High Yield Corporate Bond ETF	12,280	507,164
iShares Core U.S. Aggregate Bond ETF	33,330	3,820,951
iShares TIPS Bond ETF	7,570	974,032
Vanguard Short-Term Bond ETF	8,710	709,343
Vanguard Total International Bond ETF	8,760	496,429

Total Fixed Income		6,507,919

Total Exchange Traded Funds (99.3%) (Cost $11,124,084)		12,725,807

SHORT-TERM INVESTMENT:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	45,560	45,583

Total Short-Term Investment (0.4%) (Cost $45,583)		45,583

Total Investments in Securities (99.7%) (Cost $11,169,667)		12,771,390
Other Assets Less Liabilities (0.3%)		38,331

Net Assets (100%)		$12,809,721

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$12,725,807	$—	$—	$12,725,807
Short-Term Investment
Investment Company	45,583	—	—	45,583

Total Assets	$12,771,390	$—	$—	$12,771,390

Total Liabilities	$—	$—	$—	$—

Total	$12,771,390	$—	$—	$12,771,390

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,105,863
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,173,449

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,555,159
Aggregate gross unrealized depreciation	(5,857)

Net unrealized appreciation	$1,549,302

Federal income tax cost of investments in securities and derivative instruments, if applicable	$11,222,088

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $11,169,667)	$12,771,390
Cash	75,000
Prepaid registration and filing fees	5,270
Receivable from investment adviser	3,289
Receivable for Fund shares sold	258
Dividends, interest and other receivables	2
Other assets	163

Total assets	12,855,372

LIABILITIES
Transfer agent fees payable	1,128
Accrued expenses	44,523

Total liabilities	45,651

NET ASSETS	$12,809,721

Net assets were comprised of:
Paid in capital	$10,689,021
Total distributable earnings (loss)	2,120,700

Net assets	$12,809,721

Class I
Net asset value, offering and redemption price per share, $12,809,721 / 1,015,754 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.61

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$246,281
Interest	26

Total income	246,307

EXPENSES
Investment advisory fees	64,314
Professional fees	39,995
Administrative fees	30,035
Printing and mailing expenses	29,581
Registration and filing fees	21,802
Transfer agent fees	12,100
Custodian fees	4,951
Trustees’ fees	606
Miscellaneous	3,125

Gross expenses	206,509
Less: Waiver from investment adviser	(94,349)
Reimbursement from investment adviser	(42,904)

Net expenses	69,256

NET INVESTMENT INCOME (LOSS)	177,051

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	481,981

Net realized gain (loss)	481,981

Net change in unrealized appreciation (depreciation) on investments in securities	1,250,109

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,732,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,909,141

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$177,051	$216,675
Net realized gain (loss)	481,981	227,081
Net change in unrealized appreciation (depreciation)	1,250,109	(352,860)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,909,141	90,896

Distributions to shareholders:
Class I	(499,146)	(377,438)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 174,043 and 473,233 shares, respectively ]	2,115,871	5,300,940
Capital shares issued in reinvestment of dividends [ 33,214 and 24,677 shares, respectively ]	384,946	279,838
Capital shares repurchased [ (267,829) and (354,598) shares, respectively ]	(3,268,726)	(3,917,201)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(767,909)	1,663,577

TOTAL INCREASE (DECREASE) IN NET ASSETS	642,086	1,377,035
NET ASSETS:
Beginning of year	12,167,635	10,790,600

End of year	$12,809,721	$12,167,635

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								February 27, 2017* to October 31, 2017
Class I	2021		2020		2019		2018
Net asset value, beginning of period	$11.30		$11.57		$10.49		$10.66		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.22		0.23		0.20		0.12
Net realized and unrealized gain (loss)	1.60		(0.10)		1.05		(0.17)		0.54

Total from investment operations	1.77		0.12		1.28		0.03		0.66

Less distributions:
Dividends from net investment income	(0.20)		(0.24)		(0.15)		(0.18)		—
Distributions from net realized gains	(0.26)		(0.15)		(0.05)		(0.02)		—

Total dividends and distributions	(0.46)		(0.39)		(0.20)		(0.20)		—

Net asset value, end of period	$12.61		$11.30		$11.57		$10.49		$10.66

Total return (b)	15.99%		1.03%		12.37%		0.24%		6.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,810		$12,168		$10,791		$7,659		$2,665
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.53	%**(j)	0.54	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	1.60%		1.93%		2.09%		3.93%		5.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.38%		1.95%		2.10%		1.88%		1.66	%(l)
Before waivers and reimbursements (a)(f)(x)	0.31%		0.56%		0.55%		(1.52)%		(3.13	)%(l)
Portfolio turnover rate^	17%		32%		18%		8%		2	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2025 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	19.05%	8.46%
S&P Target Date 2025 Index	20.73	9.24

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2025 Fund and the S&P Target Date 2025 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2025 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 1.54% The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 19.05% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2025 Index, returned 20.73% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position in domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by capitalization.

•	An overweight to U.S. equities was also beneficial, as domestic large-cap stocks outperformed their international counterparts, both in developed and in emerging markets.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short-term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

1290 RETIREMENT 2025 FUND (Unaudited)

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2021
Equity	58.5%
Fixed Income	40.8
Investment Company	0.7

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2021
iShares Core U.S. Aggregate Bond ETF	27.4%
iShares Core S&P Total US Stock Market ETF	20.5
iShares Core MSCI EAFE ETF	7.2
iShares MSCI USA Min Vol Factor ETF	6.6
Invesco S&P 500 Low Volatility ETF	6.6
iShares TIPS Bond ETF	6.1
Invesco S&P International Developed Low Volatility ETF	3.6
Invesco S&P MidCap Low Volatility ETF	3.6
iShares MSCI EAFE Min Vol Factor ETF	3.6
Vanguard Short-Term Bond ETF	2.9
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,042.90	$2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.48	2.75

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (58.6%)
Invesco S&P 500 Low Volatility ETF	24,440	$1,554,384
Invesco S&P Emerging Markets Low Volatility ETF	8,280	207,580
Invesco S&P International Developed Low Volatility ETF	27,020	856,804
Invesco S&P MidCap Low Volatility ETF	15,510	855,221
Invesco S&P SmallCap Low Volatility ETF	8,140	400,488
iShares Core MSCI EAFE ETF	22,260	1,703,113
iShares Core MSCI Emerging Markets ETF	6,310	393,933
iShares Core S&P Total US Stock Market ETF	46,080	4,835,635
iShares MSCI EAFE Min Vol Factor ETF	11,080	849,947
iShares MSCI Emerging Markets Min Vol Factor ETF	3,090	194,577
iShares MSCI USA Min Vol Factor ETF	20,170	1,564,184
SPDR SSGA US Small Cap Low Volatility Index ETF	3,390	395,040

Total Equity		13,810,906

Fixed Income (40.9%)
iShares Broad USD High Yield Corporate Bond ETF	12,400	512,120
iShares Core U.S. Aggregate Bond ETF	56,440	6,470,281
iShares TIPS Bond ETF	11,260	1,448,824
Vanguard Short-Term Bond ETF	8,260	672,694
Vanguard Total International Bond ETF	9,510	538,932

Total Fixed Income		9,642,851

Total Exchange Traded Funds (99.5%) (Cost $20,202,661)		23,453,757

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	161,890	161,971

Total Short-Term Investment (0.7%) (Cost $161,971)		161,971

Total Investments in Securities (100.2%) (Cost $20,364,632)		23,615,728
Other Assets Less Liabilities (-0.2%)		(34,903)

Net Assets (100%)		$23,580,825

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$23,453,757	$—	$—	$23,453,757
Short-Term Investment
Investment Company	161,971	—	—	161,971

Total Assets	$23,615,728	$—	$—	$23,615,728

Total Liabilities	$—	$—	$—	$—

Total	$23,615,728	$—	$—	$23,615,728

The Fund held no derivatives contracts during the year ended October 31, 2021.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,885,198
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,290,073

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,136,591
Aggregate gross unrealized depreciation	(8,421)

Net unrealized appreciation	$3,128,170

Federal income tax cost of investments in securities and derivative instruments, if applicable	$20,487,558

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2021

ASSETS
Investments in Securities, at value (Cost $20,364,632)	$23,615,728
Cash	74,999
Prepaid registration and filing fees	6,845
Receivable for Fund shares sold	2,891
Receivable from investment adviser	758
Dividends, interest and other receivables	8
Other assets	340

Total assets	23,701,569

LIABILITIES
Payable for securities purchased	45,867
Payable for Fund shares redeemed	28,146
Transfer agent fees payable	1,041
Accrued expenses	45,690

Total liabilities	120,744

NET ASSETS	$23,580,825

Net assets were comprised of:
Paid in capital	$19,407,944
Total distributable earnings (loss)	4,172,881

Net assets	$23,580,825

Class I
Net asset value, offering and redemption price per share, $23,580,825 / 1,796,198 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.13

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$434,145
Interest	24

Total income	434,169

EXPENSES
Investment advisory fees	116,272
Professional fees	42,647
Printing and mailing expenses	37,836
Administrative fees	34,882
Registration and filing fees	22,765
Transfer agent fees	11,600
Custodian fees	4,800
Trustees’ fees	1,094
Miscellaneous	3,832

Gross expenses	275,728
Less: Waiver from investment adviser	(150,364)

Net expenses	125,364

NET INVESTMENT INCOME (LOSS)	308,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	859,590
Net change in unrealized appreciation (depreciation) on investments in securities	2,740,032

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,599,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,908,427

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$308,805	$363,847
Net realized gain (loss)	859,590	309,167
Net change in unrealized appreciation (depreciation)	2,740,032	(691,760)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,908,427	(18,746)

Distributions to shareholders:
Class I	(768,938)	(724,697)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 397,992 and 743,738 shares, respectively ]	4,950,241	8,393,396
Capital shares issued in reinvestment of dividends [ 64,780 and 62,744 shares, respectively ]	768,938	724,697
Capital shares repurchased [ (458,469) and (640,274) shares, respectively ]	(5,733,463)	(7,121,415)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(14,284)	1,996,678

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,125,205	1,253,235
NET ASSETS:
Beginning of year	20,455,620	19,202,385

End of year	$23,580,825	$20,455,620

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								February 27, 2017* to October 31, 2017
Class I	2021		2020		2019		2018
Net asset value, beginning of period	$11.42		$11.81		$10.62		$10.75		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.21		0.22		0.21		0.11
Net realized and unrealized gain (loss)	1.96		(0.15)		1.14		(0.14)		0.64

Total from investment operations	2.13		0.06		1.36		0.07		0.75

Less distributions:
Dividends from net investment income	(0.20)		(0.23)		(0.14)		(0.18)		—
Distributions from net realized gains	(0.22)		(0.22)		(0.03)		(0.02)		—

Total dividends and distributions	(0.42)		(0.45)		(0.17)		(0.20)		—

Net asset value, end of period	$13.13		$11.42		$11.81		$10.62		$10.75

Total return (b)	19.05%		0.47%		12.99%		0.60%		7.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,581		$20,456		$19,202		$10,286		$2,688
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.54	%**(j)	0.54	%(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	1.18%		1.43%		1.58%		3.23%		5.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.33%		1.88%		1.99%		1.91%		1.62	%(l)
Before waivers and reimbursements (a)(f)(x)	0.68%		0.99%		0.95%		(0.79)%		(3.15	)%(l)
Portfolio turnover rate ^	17%		34%		23%		4%		2	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2030 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	21.98%	9.00%
S&P Target Date 2030 Index	24.57	10.17

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2030 Fund and the S&P Target Date 2030 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2030 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 2.99% The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 21.98% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2030 Index, returned 24.57% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position in domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by capitalization.

•	An overweight to U.S. equities was also beneficial, as domestic large-cap stocks outperformed their international counterparts, both in developed and in emerging markets.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short-term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

1290 RETIREMENT 2030 FUND (Unaudited)

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2021
Equity	69.2%
Fixed Income	30.6
Investment Company	0.2

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2021
iShares Core U.S. Aggregate Bond ETF	25.2%
iShares Core S&P Total US Stock Market ETF	24.4
iShares Core MSCI EAFE ETF	8.6
iShares MSCI USA Min Vol Factor ETF	7.7
Invesco S&P 500 Low Volatility ETF	7.6
iShares TIPS Bond ETF	4.7
Invesco S&P MidCap Low Volatility ETF	4.5
Invesco S&P International Developed Low Volatility ETF	4.3
iShares MSCI EAFE Min Vol Factor ETF	4.3
SPDR SSGA US Small Cap Low Volatility Index ETF	2.1
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,046.40	$2.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.47	2.76

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (69.0%)
Invesco S&P 500 Low Volatility ETF	12,740	$810,264
Invesco S&P Emerging Markets Low Volatility ETF	3,860	96,770
Invesco S&P International Developed Low Volatility ETF	14,590	462,649
Invesco S&P MidCap Low Volatility ETF	8,670	478,064
Invesco S&P SmallCap Low Volatility ETF	4,380	215,496
iShares Core MSCI EAFE ETF	12,010	918,885
iShares Core MSCI Emerging Markets ETF	3,230	201,649
iShares Core S&P Total US Stock Market ETF	24,800	2,602,512
iShares MSCI EAFE Min Vol Factor ETF	5,910	453,356
iShares MSCI Emerging Markets Min Vol Factor ETF	1,630	102,641
iShares MSCI USA Min Vol Factor ETF	10,550	818,153
SPDR SSGA US Small Cap Low Volatility Index ETF	1,870	217,913

Total Equity		7,378,352

Fixed Income (30.4%)
iShares Broad USD High Yield Corporate Bond ETF	510	21,063
iShares Core U.S. Aggregate Bond ETF	23,450	2,688,308
iShares TIPS Bond ETF	3,850	495,379
Vanguard Short-Term Bond ETF	390	31,762
Vanguard Total International Bond ETF	340	19,268

Total Fixed Income		3,255,780

Total Exchange Traded Funds (99.4%) (Cost $9,319,191)		10,634,132

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	22,828	22,839

Total Short-Term Investment (0.2%) (Cost $22,839)		22,839

Total Investments in Securities (99.6%) (Cost $9,342,030)		10,656,971
Other Assets Less Liabilities (0.4%)		40,609

Net Assets (100%)		$10,697,580

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$10,634,132	$—	$—	$10,634,132
Short-Term Investment
Investment Company	22,839	—	—	22,839

Total Assets	$10,656,971	$—	$—	$10,656,971

Total Liabilities	$—	$—	$—	$—

Total	$10,656,971	$—	$—	$10,656,971

The Fund held no derivatives contracts during the year ended October 31, 2021.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,254,537
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$650,995

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,302,857
Aggregate gross unrealized depreciation	(14,657)

Net unrealized appreciation	$1,288,200

Federal income tax cost of investments in securities and derivative instruments, if applicable	$9,368,771

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $9,342,030)	$10,656,971
Cash	74,999
Prepaid registration and filing fees	5,067
Receivable for Fund shares sold	3,687
Receivable from investment adviser	1,899
Dividends, interest and other receivables	1
Other assets	88

Total assets	10,742,712

LIABILITIES
Transfer agent fees payable	1,305
Accrued expenses	43,827

Total liabilities	45,132

NET ASSETS	$10,697,580

Net assets were comprised of:
Paid in capital	$9,216,379
Total distributable earnings (loss)	1,481,201

Net assets	$10,697,580

Class I
Net asset value, offering and redemption price per share, $10,697,580 / 803,825 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.31

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$146,204
Interest	26

Total income	146,230

EXPENSES
Investment advisory fees	40,926
Professional fees	38,549
Administrative fees	30,017
Printing and mailing expenses	24,659
Registration and filing fees	21,199
Transfer agent fees	12,850
Custodian fees	4,900
Trustees’ fees	386
Miscellaneous	2,169

Gross expenses	175,655
Less: Waiver from investment adviser	(70,943)
Reimbursement from investment adviser	(60,446)

Net expenses	44,266

NET INVESTMENT INCOME (LOSS)	101,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	128,738
Net change in unrealized appreciation (depreciation) on investments in securities	1,221,403

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,350,141

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,452,105

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$101,964	$119,505
Net realized gain (loss)	128,738	265,571
Net change in unrealized appreciation (depreciation)	1,221,403	(519,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,452,105	(134,233)

Distributions to shareholders:
Class I	(404,614)	(136,178)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 380,305 and 192,899 shares, respectively ]	4,839,850	2,225,805
Capital shares issued in reinvestment of dividends [ 19,062 and 6,335 shares, respectively ]	225,890	75,078
Capital shares repurchased [ (86,543) and (273,913) shares, respectively ]	(1,097,669)	(3,072,689)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,968,071	(771,806)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,015,562	(1,042,217)
NET ASSETS:
Beginning of year	5,682,018	6,724,235

End of year	$10,697,580	$5,682,018

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

FINANCIAL HIGHLIGHTS

Class I	Year Ended October 31,								February 27, 2017* to October 31, 2017
	2021		2020		2019		2018
Net asset value, beginning of period	$11.57		$11.89		$10.69		$10.80		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.22		0.22		0.20		0.11
Net realized and unrealized gain (loss)	2.30		(0.30)		1.20		(0.12)		0.69

Total from investment operations	2.46		(0.08)		1.42		0.08		0.80

Less distributions:
Dividends from net investment income	(0.20)		(0.21)		(0.18)		(0.18)		—
Distributions from net realized gains	(0.52)		(0.03)		(0.04)		(0.01)		—

Total dividends and distributions	(0.72)		(0.24)		(0.22)		(0.19)		—

Net asset value, end of period	$13.31		$11.57		$11.89		$10.69		$10.80

Total return (b)	21.98%		(0.68)%		13.56%		0.70%		8.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,698		$5,682		$6,724		$4,273		$2,701
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.54	%**(j)	0.54	%(j)	0.54	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	2.14%		2.88%		3.14%		4.74%		5.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.24%		1.95%		1.98%		1.78%		1.59	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.36)%		(0.40)%		(0.62)%		(2.41)%		(3.15	)%(l)
Portfolio turnover rate^	8%		38%		5%		3%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2035 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	23.70%	9.45%
S&P Target Date 2035 Index	29.02	11.17

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2035 Fund and the S&P Target Date 2035 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2035 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 2.28% The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 23.70% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2035 Index, returned 29.02% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position in domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by capitalization.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short-term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

1290 RETIREMENT 2035 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2021
Equity	74.3%
Fixed Income	25.4
Investment Company	0.3

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2021
iShares Core S&P Total US Stock Market ETF	26.1%
iShares Core U.S. Aggregate Bond ETF	21.7
iShares Core MSCI EAFE ETF	9.3
iShares MSCI USA Min Vol Factor ETF	8.4
Invesco S&P 500 Low Volatility ETF	8.3
Invesco S&P International Developed Low Volatility ETF	4.7
Invesco S&P MidCap Low Volatility ETF	4.7
iShares MSCI EAFE Min Vol Factor ETF	4.5
iShares TIPS Bond ETF	3.7
Invesco S&P SmallCap Low Volatility ETF	2.2
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,049.80	$2.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.49	2.75

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (76.9%)
Invesco S&P 500 Low Volatility ETF	19,130	$1,216,668
Invesco S&P Emerging Markets Low Volatility ETF	5,840	146,409
Invesco S&P International Developed Low Volatility ETF	21,950	696,034
Invesco S&P MidCap Low Volatility ETF	12,520	690,353
Invesco S&P SmallCap Low Volatility ETF	6,470	318,324
iShares Core MSCI EAFE ETF	17,910	1,370,294
iShares Core MSCI Emerging Markets ETF	4,710	294,045
iShares Core S&P Total US Stock Market ETF	36,520	3,832,409
iShares MSCI EAFE Min Vol Factor ETF	8,640	662,774
iShares MSCI Emerging Markets Min Vol Factor ETF	2,390	150,498
iShares MSCI USA Min Vol Factor ETF	15,860	1,229,943
SPDR SSGA US Small Cap Low Volatility Index ETF	2,710	315,799

Total Equity		10,923,550

	Number of Shares	Value (Note 1)
Fixed Income (26.3%)
iShares Core U.S. Aggregate Bond ETF	27,790	3,185,846
iShares TIPS Bond ETF	4,230	544,274

Total Fixed Income		3,730,120

Total Exchange Traded Funds (103.2%) (Cost $12,067,854)		14,653,670

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	48,465	48,490

Total Short-Term Investment (0.3%) (Cost $48,490)		48,490

Total Investments in Securities (103.5%) (Cost $12,116,344)		14,702,160
Other Assets Less Liabilities (-3.5%)		(507,323)

Net Assets (100%)		$14,194,837

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$14,653,670	$—	$—	$14,653,670
Short-Term Investment
Investment Company	48,490	—	—	48,490

Total Assets	$14,702,160	$—	$—	$14,702,160

Total Liabilities	$—	$—	$—	$—

Total	$14,702,160	$—	$—	$14,702,160

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,032,523
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$91,270

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,530,112
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$2,530,112

Federal income tax cost of investments in securities and derivative instruments, if applicable	$12,172,048

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $12,116,344)	$14,702,160
Cash	74,999
Prepaid registration and filing fees	5,231
Receivable from investment adviser	1,582
Dividends, interest and other receivables	3
Other assets	118

Total assets	14,784,093

LIABILITIES
Payable for Fund shares redeemed	543,906
Transfer agent fees payable	1,124
Accrued expenses	44,226

Total liabilities	589,256

NET ASSETS	$14,194,837

Net assets were comprised of:
Paid in capital	$11,576,637
Total distributable earnings (loss)	2,618,200

Net assets	$14,194,837

Class I
Net asset value, offering and redemption price per share, $14,194,837 / 1,035,208 shares outstanding (unlimited amount authorized: $0.001 par value)	$13.71

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$219,295
Interest	34

Total income	219,329

EXPENSES
Investment advisory fees	62,011
Professional fees	39,655
Administrative fees	30,030
Printing and mailing expenses	28,300
Registration and filing fees	21,569
Transfer agent fees	12,350
Custodian fees	4,350
Trustees’ fees	585
Miscellaneous	3,152

Gross expenses	202,002
Less: Waiver from investment adviser	(92,041)
Reimbursement from investment adviser	(43,255)

Net expenses	66,706

NET INVESTMENT INCOME (LOSS)	152,623

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(7,346)
Net change in unrealized appreciation (depreciation) on investments in securities	2,267,023

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,259,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,412,300

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$152,623	$176,844
Net realized gain (loss)	(7,346)	260,773
Net change in unrealized appreciation (depreciation)	2,267,023	(390,885)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,412,300	46,732

Distributions to shareholders:
Class I	(490,540)	(225,614)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 259,452 and 500,034 shares, respectively ]	3,366,472	5,533,567
Capital shares issued in reinvestment of dividends [ 28,425 and 12,315 shares, respectively ]	343,940	147,039
Capital shares repurchased [ (72,337) and (388,587) shares, respectively ]	(958,672)	(4,349,860)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,751,740	1,330,746

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,673,500	1,151,864
NET ASSETS:
Beginning of year	9,521,337	8,369,473

End of year	$14,194,837	$9,521,337

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								February 27, 2017* to October 31, 2017
Class I	2021		2020		2019		2018
Net asset value, beginning of period	$11.62		$12.03		$10.76		$10.85		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.22		0.22		0.19		0.11
Net realized and unrealized gain (loss)	2.52		(0.32)		1.23		(0.09)		0.74

Total from investment operations	2.68		(0.10)		1.45		0.10		0.85

Less distributions:
Dividends from net investment income	(0.21)		(0.22)		(0.16)		(0.18)		—
Distributions from net realized gains	(0.38)		(0.09)		(0.02)		(0.01)		—

Total dividends and distributions	(0.59)		(0.31)		(0.18)		(0.19)		—

Net asset value, end of period	$13.71		$11.62		$12.03		$10.76		$10.85

Total return (b)	23.70%		(0.87)%		13.61%		0.88%		8.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,195		$9,521		$8,369		$6,692		$2,712
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.54	%(j)	0.54	%**(j)	0.54	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	1.63%		2.17%		2.50%		3.95%		5.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.23%		1.92%		1.98%		1.73%		1.58	%(l)
Before waivers and reimbursements (a)(f)(x)	0.14%		0.28%		0.01%		(1.68)%		(3.17	)%(l)
Portfolio turnover rate^	1%		40%		13%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2040 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	25.92%	10.22%
S&P Target Date 2040 Index	32.14	11.86

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2040 Fund and the S&P Target Date 2040 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2040 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 3.98%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to ontractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 25.92% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2040 Index, returned 32.14% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position in domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by capitalization.

•	An overweight to equities relative to the benchmark benefited performance.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short-term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

1290 RETIREMENT 2040 FUND (Unaudited)

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2021
Equity	79.5%
Fixed Income	20.5

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2021
iShares Core S&P Total US Stock Market ETF	28.5%
iShares Core U.S. Aggregate Bond ETF	17.5
iShares Core MSCI EAFE ETF	9.9
iShares MSCI USA Min Vol Factor ETF	9.1
Invesco S&P 500 Low Volatility ETF	8.8
Invesco S&P International Developed Low Volatility ETF	5.0
Invesco S&P MidCap Low Volatility ETF	4.8
iShares MSCI EAFE Min Vol Factor ETF	4.7
iShares TIPS Bond ETF	3.1
Invesco S&P SmallCap Low Volatility ETF	2.2
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,052.90	$2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.73

*    Expensesare equal to the Portfolio’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (79.2%)
Invesco S&P 500 Low Volatility ETF	7,910	$503,076
Invesco S&P Emerging Markets Low Volatility ETF	2,450	61,421
Invesco S&P International Developed Low Volatility ETF	8,960	284,122
Invesco S&P MidCap Low Volatility ETF	5,000	275,700
Invesco S&P SmallCap Low Volatility ETF	2,600	127,920
iShares Core MSCI EAFE ETF	7,390	565,409
iShares Core MSCI Emerging Markets ETF	1,880	117,368
iShares Core S&P Total US Stock Market ETF	15,470	1,623,422
iShares MSCI EAFE Min Vol Factor ETF	3,520	270,019
iShares MSCI Emerging Markets Min Vol Factor ETF	970	61,081
iShares MSCI USA Min Vol Factor ETF	6,680	518,034
SPDR SSGA US Small Cap Low Volatility Index ETF	1,050	122,358

Total Equity		4,529,930

Fixed Income (20.5%)
iShares Core U.S. Aggregate Bond ETF	8,690	996,222
iShares TIPS Bond ETF	1,350	173,704

Total Fixed Income		1,169,926

Total Investments in Securities (99.7%) (Cost $4,494,335)		5,699,856
Other Assets Less Liabilities (0.3%)		15,614

Net Assets (100%)		$5,715,470

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,699,856	$—	$—	$5,699,856

Total Assets	$5,699,856	$—	$—	$5,699,856

Total Liabilities	$—	$—	$—	$—

Total	$5,699,856	$—	$—	$5,699,856

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$708,295
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$219,389

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,195,429
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$1,195,429

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,504,427

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $4,494,335)	$5,699,856
Cash	50,208
Prepaid registration and filing fees	4,991
Receivable from investment adviser	3,473
Receivable for Fund shares sold	1,243
Other assets	38

Total assets	5,759,809

LIABILITIES
Accrued professional fees	34,399
Transfer agent fees payable	1,200
Trustees’ fees payable	6
Accrued expenses	8,734

Total liabilities	44,339

NET ASSETS	$5,715,470

Net assets were comprised of:
Paid in capital	$4,426,559
Total distributable earnings (loss)	1,288,911

Net assets	$5,715,470

Class I
Net asset value, offering and redemption price per share, $5,715,470 / 399,180 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.32

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$89,535
Interest	19

Total income	89,554

EXPENSES
Professional fees	37,799
Administrative fees	30,011
Investment advisory fees	25,449
Printing and mailing expenses	22,290
Registration and filing fees	20,910
Transfer agent fees	12,150
Custodian fees	4,400
Trustees’ fees	242
Miscellaneous	2,183

Gross expenses	155,434
Less: Waiver from investment adviser	(55,460)
Reimbursement from investment adviser	(72,767)

Net expenses	27,207

NET INVESTMENT INCOME (LOSS)	62,347

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	57,650
Net change in unrealized appreciation (depreciation) on investments in securities	979,181

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,036,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,099,178

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$62,347	$81,461
Net realized gain (loss)	57,650	77,816
Net change in unrealized appreciation (depreciation)	979,181	(283,659)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,099,178	(124,382)

Distributions to shareholders:
Class I	(166,556)	(78,113)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 56,933 and 84,591 shares, respectively ]	763,834	1,017,576
Capital shares issued in reinvestment of dividends [ 3,936 and 1,788 shares, respectively ]	49,156	21,588
Capital shares repurchased [ (16,517) and (63,918) shares, respectively ]	(215,489)	(656,757)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	597,501	382,407

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,530,123	179,912
NET ASSETS:
Beginning of year	4,185,347	4,005,435

End of year	$5,715,470	$4,185,347

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								February 27, 2017* to October 31, 2017
Class I	2021		2020		2019		2018
Net asset value, beginning of period	$11.80		$12.05		$10.84		$10.89		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17		0.23		0.22		0.20		0.11
Net realized and unrealized gain (loss)	2.82		(0.26)		1.24		(0.06)		0.78

Total from investment operations	2.99		(0.03)		1.46		0.14		0.89

Less distributions:
Dividends from net investment income	(0.22)		(0.21)		(0.20)		(0.18)		—
Distributions from net realized gains	(0.25)		(0.01)		(0.05)		(0.01)		—

Total dividends and distributions	(0.47)		(0.22)		(0.25)		(0.19)		—

Net asset value, end of period	$14.32		$11.80		$12.05		$10.84		$10.89

Total return (b)	25.92%		(0.24)%		13.79%		1.26%		8.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,715		$4,185		$4,005		$2,915		$2,722
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%(j)	0.53	%**(j)	0.53	%(j)	0.53	%(j)	0.53	%(j)
Before waivers and reimbursements (a)(f)	3.05%		3.86%		4.57%		5.31%		5.28%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.22%		1.93%		1.96%		1.80%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.29)%		(1.39)%		(2.08)%		(2.99)%		(3.18	)%(l)
Portfolio turnover rate^	4%		20%		3%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2045 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	27.63%	10.50%
S&P Target Date 2045 Index	34.00	12.24

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2045 Fund and the S&P Target Date 2045 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2045 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 2.90%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 27.63% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2045 Index, returned 34.00% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position in domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by capitalization.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short-term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

1290 RETIREMENT 2045 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2021
Equity	85.2%
Fixed Income	14.8

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2021
iShares Core S&P Total US Stock Market ETF	30.2%
iShares Core U.S. Aggregate Bond ETF	12.6
iShares Core MSCI EAFE ETF	10.4
iShares MSCI USA Min Vol Factor ETF	9.9
Invesco S&P 500 Low Volatility ETF	9.8
Invesco S&P MidCap Low Volatility ETF	5.3
Invesco S&P International Developed Low Volatility ETF	5.2
iShares MSCI EAFE Min Vol Factor ETF	5.1
Invesco S&P SmallCap Low Volatility ETF	2.4
SPDR SSGA US Small Cap Low Volatility Index ETF	2.3
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,056.20	$2.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.52	2.71

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2045 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (86.1%)
Invesco S&P 500 Low Volatility ETF	12,660	$805,176
Invesco S&P Emerging Markets Low Volatility ETF	4,020	100,781
Invesco S&P International Developed Low Volatility ETF	13,420	425,548
Invesco S&P MidCap Low Volatility ETF	7,870	433,952
Invesco S&P SmallCap Low Volatility ETF	3,980	195,816
iShares Core MSCI EAFE ETF	11,120	850,791
iShares Core MSCI Emerging Markets ETF	3,030	189,163
iShares Core S&P Total US Stock Market ETF	23,620	2,478,683
iShares MSCI EAFE Min Vol Factor ETF	5,480	420,371
iShares MSCI Emerging Markets Min Vol Factor ETF	1,580	99,493
iShares MSCI USA Min Vol Factor ETF	10,510	815,050
SPDR SSGA US Small Cap Low Volatility Index ETF	1,640	191,111

Total Equity		7,005,935

Fixed Income (14.9%)
iShares Core U.S. Aggregate Bond ETF	9,000	1,031,760
iShares TIPS Bond ETF	1,420	182,711

Total Fixed Income		1,214,471

Total Investments in Securities (101.0%) (Cost $6,400,411)		8,220,406
Other Assets Less Liabilities (-1.0%)		(82,533)

Net Assets (100%)		$8,137,873

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,220,406	$—	$—	$8,220,406

Total Assets	$8,220,406	$—	$—	$8,220,406

Total Liabilities	$—	$—	$—	$—

Total	$8,220,406	$—	$—	$8,220,406

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,403,652
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,569,002

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,821,683
Aggregate gross unrealized depreciation	(1,688)

Net unrealized appreciation	$1,819,995

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,400,411

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $6,400,411)	$8,220,406
Cash	51,237
Prepaid registration and filing fees	5,078
Receivable from investment adviser	3,637
Other assets	62

Total assets	8,280,420

LIABILITIES
Payable for Fund shares redeemed	97,783
Transfer agent fees payable	1,223
Trustees’ fees payable	3
Accrued expenses	43,538

Total liabilities	142,547

NET ASSETS	$8,137,873

Net assets were comprised of:
Paid in capital	$5,882,715
Total distributable earnings (loss)	2,255,158

Net assets	$8,137,873

Class I
Net asset value, offering and redemption price per share, $8,137,873 / 562,885 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.46

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$141,104
Interest	25

Total income	141,129

EXPENSES
Investment advisory fees	40,417
Professional fees	38,572
Administrative fees	30,017
Printing and mailing expenses	25,202
Registration and filing fees	21,225
Transfer agent fees	12,700
Custodian fees	4,800
Trustees’ fees	384
Miscellaneous	2,746

Gross expenses	176,063
Less: Waiver from investment adviser	(70,434)
Reimbursement from investment adviser	(62,703)

Net expenses	42,926

NET INVESTMENT INCOME (LOSS)	98,203

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	377,152
Net change in unrealized appreciation (depreciation) on investments in securities	1,357,551

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,734,703

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,832,906

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$98,203	$124,256
Net realized gain (loss)	377,152	177,366
Net change in unrealized appreciation (depreciation)	1,357,551	(187,202)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,832,906	114,420

Distributions to shareholders:
Class I	(300,773)	(106,681)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 137,150 and 222,904 shares, respectively ]	1,838,993	2,464,519
Capital shares issued in reinvestment of dividends [ 12,999 and 4,128 shares, respectively ]	162,623	50,406
Capital shares repurchased [ (147,416) and (129,465) shares, respectively ]	(2,021,175)	(1,532,229)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(19,559)	982,696

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,512,574	990,435
NET ASSETS:
Beginning of year	6,625,299	5,634,864

End of year	$8,137,873	$6,625,299

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								February 27, 2017* to October 31, 2017
Class I	2021		2020		2019		2018
Net asset value, beginning of period	$11.83		$12.18		$10.91		$10.93		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.23		0.23		0.20		0.11
Net realized and unrealized gain (loss)	3.03		(0.36)		1.25		(0.03)		0.82

Total from investment operations	3.19		(0.13)		1.48		0.17		0.93

Less distributions:
Dividends from net investment income	(0.23)		(0.22)		(0.18)		(0.18)		—
Distributions from net realized gains	(0.33)		—	#	(0.03)		(0.01)		—

Total dividends and distributions	(0.56)		(0.22)		(0.21)		(0.19)		—

Net asset value, end of period	$14.46		$11.83		$12.18		$10.91		$10.93

Total return (b)	27.63%		(1.08)%		13.85%		1.53%		9.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,138		$6,625		$5,635		$3,834		$2,741
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%(j)	0.53	%**(j)	0.53	%(j)	0.53	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	2.18%		2.78%		3.51%		4.91%		5.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.21%		1.92%		1.97%		1.76%		1.55	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.43)%		(0.33)%		(1.01)%		(2.62)%		(3.22	)%(l)
Portfolio turnover rate^	18%		18%		1%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2050 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	29.37%	10.79%
S&P Target Date 2050 Index	34.99	12.47

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2050 Fund and the S&P Target Date 2050 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2050 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 3.92% The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 29.37% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2050 Index, returned 34.99% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position in domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by capitalization.

•	An overweight to equities relative to the benchmark benefited performance.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short-term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

1290 RETIREMENT 2050 FUND (Unaudited)

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2021
Equity	89.3%
Fixed Income	10.7

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2021
iShares Core S&P Total US Stock Market ETF	31.5%
iShares Core MSCI EAFE ETF	10.9
iShares MSCI USA Min Vol Factor ETF	10.5
Invesco S&P 500 Low Volatility ETF	10.3
iShares Core U.S. Aggregate Bond ETF	9.1
Invesco S&P MidCap Low Volatility ETF	5.6
Invesco S&P International Developed Low Volatility ETF	5.5
iShares MSCI EAFE Min Vol Factor ETF	5.4
iShares Core MSCI Emerging Markets ETF	2.5
SPDR SSGA US Small Cap Low Volatility Index ETF	2.5
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,057.80	$2.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.54	2.70

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (89.1%)
Invesco S&P 500 Low Volatility ETF	10,380	$660,168
Invesco S&P Emerging Markets Low Volatility ETF	2,900	72,703
Invesco S&P International Developed Low Volatility ETF	11,020	349,444
Invesco S&P MidCap Low Volatility ETF	6,480	357,307
Invesco S&P SmallCap Low Volatility ETF	3,210	157,932
iShares Core MSCI EAFE ETF	9,130	698,536
iShares Core MSCI Emerging Markets ETF	2,560	159,821
iShares Core S&P Total US Stock Market ETF	19,280	2,023,243
iShares MSCI EAFE Min Vol Factor ETF	4,500	345,195
iShares MSCI Emerging Markets Min Vol Factor ETF	1,210	76,194
iShares MSCI USA Min Vol Factor ETF	8,680	673,134
SPDR SSGA US Small Cap Low Volatility Index ETF	1,360	158,482

Total Equity		5,732,159

Fixed Income (10.7%)
iShares Core U.S. Aggregate Bond ETF	5,100	584,664
iShares TIPS Bond ETF	780	100,363

Total Fixed Income		685,027

Total Investments in Securities (99.8%) (Cost $4,848,562)		6,417,186
Other Assets Less Liabilities (0.2%)		14,658

Net Assets (100%)		$6,431,844

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,417,186	$—	$—	$6,417,186

Total Assets	$6,417,186	$—	$—	$6,417,186

Total Liabilities	$—	$—	$—	$—

Total	$6,417,186	$—	$—	$6,417,186

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$578,040
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$280,560

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,530,067
Aggregate gross unrealized depreciation	(3,321)

Net unrealized appreciation	$1,526,746

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,890,440

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $4,848,562)	$6,417,186
Cash	59,525
Prepaid registration and filing fees	4,977
Receivable from investment adviser	3,507
Receivable for Fund shares sold	1,026
Other assets	43

Total assets	6,486,264

LIABILITIES
Accrued professional fees	34,420
Payable for Fund shares redeemed	10,010
Transfer agent fees payable	1,097
Trustees’ fees payable	14
Accrued expenses	8,879

Total liabilities	54,420

NET ASSETS	$6,431,844

Net assets were comprised of:
Paid in capital	$4,800,271
Total distributable earnings (loss)	1,631,573

Net assets	$6,431,844

Class I
Net asset value, offering and redemption price per share, $6,431,844 / 433,955 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.82

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$98,570
Interest	23

Total income	98,593

EXPENSES
Professional fees	37,995
Administrative fees	30,014
Investment advisory fees	29,017
Printing and mailing expenses	22,951
Registration and filing fees	20,989
Transfer agent fees	11,450
Custodian fees	4,599
Trustees’ fees	274
Miscellaneous	2,490

Gross expenses	159,779
Less: Waiver from investment adviser	(59,031)
Reimbursement from investment adviser	(70,113)

Net expenses	30,635

NET INVESTMENT INCOME (LOSS)	67,958

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	67,673
Net change in unrealized appreciation (depreciation) on investments in securities	1,269,846

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,337,519

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,405,477

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$67,958	$81,081
Net realized gain (loss)	67,673	8,725
Net change in unrealized appreciation (depreciation)	1,269,846	(260,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,405,477	(170,633)

Distributions to shareholders:
Class I	(134,290)	(76,047)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 53,658 and 191,933 shares, respectively ]	740,914	2,194,147
Capital shares issued in reinvestment of dividends [ 3,904 and 1,323 shares, respectively ]	49,665	16,247
Capital shares repurchased [ (28,413) and (94,603) shares, respectively ]	(390,949)	(949,336)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	399,630	1,261,058

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,670,817	1,014,378
NET ASSETS:
Beginning of year	4,761,027	3,746,649

End of year	$6,431,844	$4,761,027

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								February 27, 2017* to October 31, 2017
Class I	2021		2020		2019		2018
Net asset value, beginning of period	$11.76		$12.24		$10.97		$10.98		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.22		0.22		0.20		0.11
Net realized and unrealized gain (loss)	3.24		(0.46)		1.30		(0.02)		0.87

Total from investment operations	3.40		(0.24)		1.52		0.18		0.98

Less distributions:
Dividends from net investment income	(0.21)		(0.22)		(0.20)		(0.18)		—
Distributions from net realized gains	(0.13)		(0.02)		(0.05)		(0.01)		—

Total dividends and distributions	(0.34)		(0.24)		(0.25)		(0.19)		—

Net asset value, end of period	$14.82		$11.76		$12.24		$10.97		$10.98

Total return (b)	29.37%		(2.05)%		14.18%		1.63%		9.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,432		$4,761		$3,747		$3,068		$2,744
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.53	%(j)	0.53	%**(j)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	2.75%		3.80%		4.52%		5.20%		5.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.17%		1.90%		1.96%		1.77%		1.54	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.05)%		(1.37)%		(2.03)%		(2.90)%		(3.20	)%(l)
Portfolio turnover rate^	5%		21%		2%		2%		1	%(z)
*	Commencement of Operations.
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2055 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	31.27%	11.09%
S&P Target Date 2055 Index	35.43	12.55

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2055 Fund and the S&P Target Date 2055 Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2055 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 4.47%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 31.27% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2055 Index, returned 35.43% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each Funds’ performance will be generated by its holdings in each asset class, and the asset class’s performance. You can find current target and actual allocations, as well as performance, in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position to domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by size.

•	An overweight to equities relative to the benchmark benefited performance.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

1290 RETIREMENT 2055 FUND (Unaudited)

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2021
Equity	94.4%
Fixed Income	5.6

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2021
iShares Core S&P Total US Stock Market ETF	33.3%
iShares Core MSCI EAFE ETF	11.5
Invesco S&P 500 Low Volatility ETF	11.1
iShares MSCI USA Min Vol Factor ETF	11.1
Invesco S&P MidCap Low Volatility ETF	5.8
Invesco S&P International Developed Low Volatility ETF	5.7
iShares MSCI EAFE Min Vol Factor ETF	5.6
iShares Core U.S. Aggregate Bond ETF	4.8
Invesco S&P SmallCap Low Volatility ETF	2.6
iShares Core MSCI Emerging Markets ETF	2.6
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,060.80	$2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.68

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (95.4%)
Invesco S&P 500 Low Volatility ETF	9,660	$614,376
Invesco S&P Emerging Markets Low Volatility ETF	2,730	68,441
Invesco S&P International Developed Low Volatility ETF	9,950	315,515
Invesco S&P MidCap Low Volatility ETF	5,810	320,363
Invesco S&P SmallCap Low Volatility ETF	2,930	144,156
iShares Core MSCI EAFE ETF	8,320	636,563
iShares Core MSCI Emerging Markets ETF	2,300	143,589
iShares Core S&P Total US Stock Market ETF	17,570	1,843,796
iShares MSCI EAFE Min Vol Factor ETF	4,060	311,443
iShares MSCI Emerging Markets Min Vol Factor ETF	1,150	72,415
iShares MSCI USA Min Vol Factor ETF	7,910	613,421
SPDR SSGA US Small Cap Low Volatility Index ETF	1,220	142,168

Total Equity		5,226,246

Fixed Income (5.6%)
iShares Core U.S. Aggregate Bond ETF	2,310	264,818
iShares TIPS Bond ETF	340	43,748

Total Fixed Income		308,566

Total Investments in Securities (101.0%) (Cost $3,964,063)		5,534,812
Other Assets Less Liabilities (-1.0%)		(56,623)

Net Assets (100%)		$5,478,189

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,534,812	$—	$—	$5,534,812

Total Assets	$5,534,812	$—	$—	$5,534,812

Total Liabilities	$—	$—	$—	$—

Total	$5,534,812	$—	$—	$5,534,812

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$550,900
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$102,501

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,570,463
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$1,570,463

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,964,349

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $3,964,063)	$5,534,812
Cash	14,523
Prepaid registration and filing fees	4,934
Receivable from investment adviser	3,697
Receivable for Fund shares sold	519
Other assets	36

Total assets	5,558,521

LIABILITIES
Payable for Fund shares redeemed	36,226
Accrued professional fees	34,370
Transfer agent fees payable	1,130
Trustees’ fees payable	16
Accrued expenses	8,590

Total liabilities	80,332

NET ASSETS	$5,478,189

Net assets were comprised of:
Paid in capital	$3,851,755
Total distributable earnings (loss)	1,626,434

Net assets	$5,478,189

Class I
Net asset value, offering and redemption price per share, $5,478,189 / 365,193 shares outstanding (unlimited amount authorized: $0.001 par value)	$15.00

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$83,719
Interest	21

Total income	83,740

EXPENSES
Professional fees	37,771
Administrative fees	30,013
Investment advisory fees	24,828
Printing and mailing expenses	22,218
Registration and filing fees	20,926
Transfer agent fees	12,100
Custodian fees	4,350
Trustees’ fees	235
Miscellaneous	2,276

Gross expenses	154,717
Less: Waiver from investment adviser	(54,841)
Reimbursement from investment adviser	(73,821)

Net expenses	26,055

NET INVESTMENT INCOME (LOSS)	57,685

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	24,625
Net change in unrealized appreciation (depreciation) on investments in securities	1,164,738

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,189,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,247,048

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$57,685	$71,731
Net realized gain (loss)	24,625	43,160
Net change in unrealized appreciation (depreciation)	1,164,738	(160,255)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,247,048	(45,364)

Distributions to shareholders:
Class I	(114,811)	(68,507)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 44,363 and 68,876 shares, respectively ]	615,203	737,725
Capital shares issued in reinvestment of dividends [ 2,369 and 752 shares, respectively ]	30,211	9,307
Capital shares repurchased [ (12,648) and (26,304) shares, respectively ]	(182,370)	(295,539)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	463,044	451,493

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,595,281	337,622
NET ASSETS:
Beginning of year	3,882,908	3,545,286

End of year	$5,478,189	$3,882,908

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

FINANCIAL HIGHLIGHTS

Class I	Year Ended October 31,								February 27, 2017* to October 31, 2017
	2021		2020		2019		2018
Net asset value, beginning of period	$11.73		$12.32		$11.04		$11.02		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.23		0.22		0.20		0.11
Net realized and unrealized gain (loss)	3.45		(0.58)		1.32		0.01		0.91

Total from investment operations	3.61		(0.35)		1.54		0.21		1.02

Less distributions:
Dividends from net investment income	(0.21)		(0.23)		(0.21)		(0.18)		—
Distributions from net realized gains	(0.13)		(0.01)		(0.05)		(0.01)		—

Total dividends and distributions	(0.34)		(0.24)		(0.26)		(0.19)		—

Net asset value, end of period	$15.00		$11.73		$12.32		$11.04		$11.02

Total return (b)	31.27%		(2.97)%		14.29%		1.90%		10.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,478		$3,883		$3,545		$2,918		$2,755
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.52	%(j)	0.53	%**(j)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	3.11%		4.34%		4.74%		5.27%		5.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.16%		1.97%		1.95%		1.73%		1.53	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.43)%		(1.84)%		(2.27)%		(3.02)%		(3.21	)%(l)
Portfolio turnover rate^	2%		6%		2%		2%		1	%(z)
*	Commencement of Operations.
**	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2021, 2019, 2018 and 2017.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 RETIREMENT 2060 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21

	1 Year	Since Incept.
Fund – Class I Shares*	33.13%	11.48%
S&P Target Date 2060+ Index	35.29	12.64

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 Retirement 2060 Fund and the S&P Target Date 2060+ Index from 2/27/17 to 10/31/21. The performance of the S&P Target Date 2060+ Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratio including acquired fund fees for Class I shares was 4.44%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 33.13% for the year ended October 31, 2021. The Fund’s benchmark, the S&P Target Date 2060+ Index, returned 35.29% over the same year.

Overview

Each 1290 Retirement Fund’s (as defined in the Notes to the Financial Statements) performance will reflect the performance of the underlying asset classes and depends upon their percentage weighting within the Fund. Here’s why: The 1290 Retirement Funds are managed to target a specific year of planned retirement. The asset mix will become more conservative each year, until about 10 years after the target retirement year, when it will become relatively stable. The 1290 Retirement Funds balance the need for appreciation with the need for income as retirement approaches and focus on supporting an income stream over a long-term retirement withdrawal horizon. To achieve its asset class exposure, each 1290 Retirement Fund invests in exchange-traded funds (ETFs) representing various equity and bond asset classes. Because of this, each of the 1290 Retirement Fund’s performance will be a function of the asset class performance and the percentage weighting of each asset class in the 1290 Retirement Fund. Current target and actual allocations, as well as performance, are available in a separate quarterly Fund Fact Sheet.

What helped performance during the year?

•	The Fund had an overweighted position to domestic small-cap equities relative to the benchmark, which benefited performance as it was the best performing asset category by size.

•	An overweight to equities relative to the benchmark benefited performance.

•

The Fund’s overweighted allocation to Treasury Inflation Protected Securities (TIPS) and underweighted allocation to short duration contributed positively, as TIPS were up approximately 6.8% during the period, while short term government/credit was down about 50 basis points.

What hurt performance during the year?

•	Within equities, exposure to low volatility was the top detractor from performance as it underperformed relative to market cap across U.S. and Developed Markets.

1290 RETIREMENT 2060 FUND (Unaudited)

•	Having no direct exposure to Real Estate Investment Trusts (REITs) detracted from performance as the asset class was up 56.3% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2021
Equity	99.3%
Fixed Income	0.7

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2021
iShares Core S&P Total US Stock Market ETF	35.1%
iShares Core MSCI EAFE ETF	12.2
iShares MSCI USA Min Vol Factor ETF	11.6
Invesco S&P 500 Low Volatility ETF	11.5
Invesco S&P International Developed Low Volatility ETF	6.1
iShares MSCI EAFE Min Vol Factor ETF	6.1
Invesco S&P MidCap Low Volatility ETF	6.0
Invesco S&P SmallCap Low Volatility ETF	2.8
SPDR SSGA US Small Cap Low Volatility Index ETF	2.7
iShares Core MSCI Emerging Markets ETF	2.7
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class I
Actual	$1,000.00	$1,063.60	$2.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.57	2.66

* Expenses are equal to the Portfolio’s I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (99.3%)
Invesco S&P 500 Low Volatility ETF	10,220	$649,992
Invesco S&P Emerging Markets Low Volatility ETF	2,970	74,458
Invesco S&P International Developed Low Volatility ETF	10,840	343,736
Invesco S&P MidCap Low Volatility ETF	6,160	339,662
Invesco S&P SmallCap Low Volatility ETF	3,180	156,456
iShares Core MSCI EAFE ETF	8,980	687,060
iShares Core MSCI Emerging Markets ETF	2,450	152,954
iShares Core S&P Total US Stock Market ETF	18,900	1,983,366
iShares MSCI EAFE Min Vol Factor ETF	4,470	342,894
iShares MSCI Emerging Markets Min Vol Factor ETF	1,200	75,564
iShares MSCI USA Min Vol Factor ETF	8,470	656,849
SPDR SSGA US Small Cap Low Volatility Index ETF	1,330	154,986

Total Equity		5,617,977

Fixed Income (0.7%)
iShares Core U.S. Aggregate Bond ETF	300	34,392
iShares TIPS Bond ETF	30	3,860

Total Fixed Income		38,252

Total Investments in Securities (100.0%) (Cost $4,118,551)		5,656,229
Other Assets Less Liabilities (0.0%)		1,669

Net Assets (100%)		$5,657,898

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,656,229	$—	$—	$5,656,229

Total Assets	$5,656,229	$—	$—	$5,656,229

Total Liabilities	$—	$—	$—	$—

Total	$5,656,229	$—	$—	$5,656,229

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$829,667
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$210,515

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,531,251
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$1,531,251

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,124,978

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $4,118,551)	$5,656,229
Cash	56,653
Prepaid registration and filing fees	4,933
Receivable from investment adviser	4,278
Receivable for Fund shares sold	630
Dividends, interest and other receivables	2
Other assets	35

Total assets	5,722,760

LIABILITIES
Accrued professional fees	34,381
Payable for Fund shares redeemed	20,715
Transfer agent fees payable	1,174
Trustees’ fees payable	14
Accrued expenses	8,578

Total liabilities	64,862

NET ASSETS	$5,657,898

Net assets were comprised of:
Paid in capital	$4,041,474
Total distributable earnings (loss)	1,616,424

Net assets	$5,657,898

Class I
Net asset value, offering and redemption price per share, $5,657,898 / 372,075 shares outstanding (unlimited amount authorized: $0.001 par value)	$15.21

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends	$78,980
Interest	21

Total income	79,001

EXPENSES
Professional fees	37,727
Administrative fees	30,026
Investment advisory fees	23,880
Printing and mailing expenses	22,089
Registration and filing fees	20,917
Transfer agent fees	13,100
Custodian fees	4,500
Trustees’ fees	227
Miscellaneous	2,272

Gross expenses	154,738
Less: Waiver from investment adviser	(53,906)
Reimbursement from investment adviser	(75,932)

Net expenses	24,900

NET INVESTMENT INCOME (LOSS)	54,101

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	56,769
Net change in unrealized appreciation (depreciation) on investments in securities	1,161,954

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,218,723

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,272,824

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$54,101	$73,751
Net realized gain (loss)	56,769	47,380
Net change in unrealized appreciation (depreciation)	1,161,954	(197,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,272,824	(76,763)

Distributions to shareholders:
Class I	(126,805)	(69,322)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 60,936 and 73,347 shares, respectively ]	883,287	838,258
Capital shares issued in reinvestment of dividends [ 2,338 and 795 shares, respectively ]	29,954	9,897
Capital shares repurchased [ (15,498) and (31,794) shares, respectively ]	(219,446)	(374,142)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	693,795	474,013

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,839,814	327,928
NET ASSETS:
Beginning of year	3,818,084	3,490,156

End of year	$5,657,898	$3,818,084

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,								February 27, 2017* to October 31, 2017
Class I	2021		2020		2019		2018
Net asset value, beginning of period	$11.77		$12.38		$11.07		$11.03		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.24		0.22		0.20		0.11
Net realized and unrealized gain (loss)	3.66		(0.61)		1.34		0.03		0.92

Total from investment operations	3.82		(0.37)		1.56		0.23		1.03

Less distributions:
Dividends from net investment income	(0.22)		(0.22)		(0.21)		(0.18)		—
Distributions from net realized gains	(0.16)		(0.02)		(0.04)		(0.01)		—

Total dividends and distributions	(0.38)		(0.24)		(0.25)		(0.19)		—

Net asset value, end of period	$15.21		$11.77		$12.38		$11.07		$11.03

Total return (b)	33.13%		(3.11)%		14.43%		2.09%		10.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,658		$3,818		$3,490		$2,867		$2,758
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.52	%(j)	0.53	%**(j)	0.52	%(j)	0.52	%(j)	0.52	%(j)
Before waivers and reimbursements (a)(f)	3.24%		4.31%		4.83%		5.27%		5.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.13%		2.01%		1.93%		1.73%		1.52	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.58)%		(1.78)%		(2.39)%		(3.02)%		(3.21	)%(l)
Portfolio turnover rate^	4%		9%		2%		2%		1	%(z)
*	Commencement of Operations.
**	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2021, 2019, 2018 and 2017.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/21
		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	33.49%	14.10%	10.60%
	with Sales Charge (a)	26.11	12.81	9.71
Fund – Class I Shares*		33.87	14.39	10.87
Fund – Class R Shares*		33.21	13.80	10.31
Fund – Class T Shares*†	without Sales Charge	33.79	14.37	10.87
	with Sales Charge (b)	30.47	13.80	10.46
MSCI World (Net) Index		40.42	15.45	11.25

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I Shares of the 1290 SmartBeta Equity Fund and the MSCI World (Net) Index from 11/12/14 to 10/31/21. The performance of the MSCI World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2021, the gross expense ratios for Class A, I, R and T shares were 1.83%, 1.84%, 1.58% and 2.09%, respectively. The net expense ratios for Class A, I, R and T shares were 1.10%, 0.85%, 1.35% and 1.10%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2022. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 33.87% for the year ended October 31, 2021. The Fund’s benchmark, the MSCI World (Net) Index, returned 40.42% over the same year.

Overview — AXA Rosenberg Investment Management LLC

Global equities made solid gains over the last year, initially buoyed by strong stimulus support from central banks and signs of an improving global economy from re-opening post COVID-19 restrictions. However, during the period markets experienced rotations in factors and sectors as concerns over inflationary pressures leading to central banks moving closer to monetary tightening, bouts of new infection spikes and doubts of recovery led to a degree of volatility.

For the majority of the period, risk appetite among investors was strong, which meant defensive areas of the market and low volatility factors were under significant pressure. For context, the rotation from high quality, low risk companies to low quality, high risk firms seen during the fourth quarter of 2020 (triggered by the announcement of viable COVID-19 vaccines) was the largest since the recovery from the financial crisis low in March 2009. However, as markets progressed into the summer of 2021, rising cases of the Delta variant of coronavirus, supply chain issues and China’s regulatory

1290 SMARTBETA EQUITY FUND (Unaudited)

assault on its tech-sector — which broadened to other sectors — dampened sentiment, leading to a visible slowdown in economic growth. Investors gravitated towards quality growth stocks, while low volatility also started to gain traction.

Fund Highlights

The 1290 SmartBeta Equity Fund delivered positive returns in absolute terms but underperformed its benchmark index. The investment strategy has behaved in-line with expectations: participating in rising markets while providing some mitigation during market declines.

What helped performance during the year?

•	The Fund’s focus on stocks with high-quality earnings was rewarded as it connects the Fund to companies with robust earnings growth, helping deliver returns when markets are rising.

•

Stock selection was well rewarded over the year, particularly within the information technology sector. For example, an overweight to software companies Oracle Corp. and Intuit Inc. featured among the top contributors to performance at an individual stock level.

What hurt performance during the year?

•	The Fund’s underweight to the energy sector went unrewarded as oil prices rose sharply toward the end of the period.

•

The low beta, defensive profile of the Fund proved challenging in the context of a cyclically focused, strongly rising market. The Fund’s low volatility factor exposure weighed on returns overall as, for the majority of the period, investors’ appetite for risk was buoyed by expectations of an economic reopening.

Sector Weightings as of October 31, 2021	% of Net Assets
Information Technology	20.3%
Financials	16.1
Industrials	16.1
Health Care	12.6
Consumer Staples	9.4
Consumer Discretionary	6.9
Communication Services	6.4
Materials	3.4
Utilities	3.1
Real Estate	2.9
Energy	0.8
Investment Company	0.7
Cash and Other	1.3

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2021 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 SMARTBETA EQUITY FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21 - 10/31/21
Class A
Actual	$1,000.00	$1,086.40	$5.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class I
Actual	1,000.00	1,087.40	4.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class R
Actual	1,000.00	1,084.60	7.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87
Class T**
Actual	1,000.00	1,087.50	4.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Portfolio’s A, I, R and T shares annualized expense ratio of 1.10%, 0.85%, 1.35% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

** Class T shares currently are not offered for sale.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2021

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (6.4%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	15,700	$396,582
BCE, Inc.	2,000	102,957
Nippon Telegraph & Telephone Corp.	8,500	237,754
Orange SA	6,667	72,716
Singapore Telecommunications Ltd.	67,600	125,325
Swisscom AG (Registered)	331	180,177
Verizon Communications, Inc.	20,100	1,065,099

		2,180,610

Entertainment (0.7%)
Activision Blizzard, Inc.	2,789	218,072
Netflix, Inc.*	971	670,291

		888,363

Interactive Media & Services (3.1%)
Alphabet, Inc., Class A*	1,000	2,960,920
Meta Platforms, Inc., Class A*	3,300	1,067,781
REA Group Ltd.	679	81,796

		4,110,497

Media (0.6%)
Charter Communications, Inc., Class A*	100	67,489
Comcast Corp., Class A	7,800	401,154
Omnicom Group, Inc.	800	54,464
Quebecor, Inc., Class B	8,300	211,524

		734,631

Wireless Telecommunication Services (0.3%)
KDDI Corp.	7,000	216,679
Rogers Communications, Inc., Class B	4,800	223,245

		439,924

Total Communication Services		8,354,025

Consumer Discretionary (6.9%)
Auto Components (0.2%)
Bridgestone Corp.	4,800	211,373
Cie Generale des Etablissements Michelin SCA	662	103,847

		315,220

Automobiles (0.7%)
Bayerische Motoren Werke AG	1,098	110,733
Daimler AG (Registered)	2,716	269,197
Honda Motor Co. Ltd.	6,200	182,179
Toyota Motor Corp.	23,300	410,190

		972,299

Distributors (0.2%)
LKQ Corp.*	2,100	115,668
Pool Corp.	200	103,032

		218,700

Hotels, Restaurants & Leisure (0.1%)
Domino’s Pizza, Inc.	200	97,794
Restaurant Brands International, Inc.	1,200	67,941

		165,735

Household Durables (0.5%)
DR Horton, Inc.	1,200	107,124
Garmin Ltd.	700	100,520
NVR, Inc.*	20	97,896
Panasonic Corp.	8,400	102,628
Sekisui House Ltd.	6,000	124,317
Sony Group Corp.	1,300	149,875

		682,360

Internet & Direct Marketing Retail (1.6%)
Amazon.com, Inc.*	600	2,023,458

Multiline Retail (1.0%)
Dollar General Corp.	2,000	443,040
Target Corp.	1,800	467,316
Wesfarmers Ltd.	8,066	347,373

		1,257,729

Specialty Retail (1.8%)
AutoZone, Inc.*	100	178,484
Home Depot, Inc. (The)	2,900	1,078,046
Lowe’s Cos., Inc.	2,400	561,168
O’Reilly Automotive, Inc.*	200	124,464
Ross Stores, Inc.	500	56,600
TJX Cos., Inc. (The)	3,100	203,019
Tractor Supply Co.	500	108,585

		2,310,366

Textiles, Apparel & Luxury Goods (0.8%)
Kering SA	130	97,412
LVMH Moet Hennessy Louis Vuitton SE	622	486,928
NIKE, Inc., Class B	2,500	418,225

		1,002,565

Total Consumer Discretionary		8,948,432

Consumer Staples (9.4%)
Beverages (2.6%)
Brown-Forman Corp., Class B	1,700	115,413
Carlsberg A/S, Class B	1,112	183,432
Coca-Cola Co. (The)	19,200	1,082,304
Diageo plc	7,117	353,756
Heineken NV	1,512	167,481
Keurig Dr Pepper, Inc.	5,400	194,886
Monster Beverage Corp.*	800	68,000
PepsiCo, Inc.	6,891	1,113,586
Pernod Ricard SA	493	113,241

		3,392,099

Food & Staples Retailing (2.0%)
Alimentation Couche-Tard, Inc., Class B	2,700	101,272
Costco Wholesale Corp.	1,768	869,043
George Weston Ltd.	1,000	108,048
Kesko OYJ, Class B	2,323	75,432
Koninklijke Ahold Delhaize NV	7,274	236,538

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Loblaw Cos. Ltd.	800	$60,168
Metro, Inc.	1,800	90,567
Seven & i Holdings Co. Ltd.	2,400	100,696
Tesco plc	29,714	109,755
Walmart, Inc.	5,800	866,636

		2,618,155

Food Products (2.1%)
Archer-Daniels-Midland Co.	11,200	719,488
Danone SA	1,545	100,642
General Mills, Inc.	4,700	290,460
Hershey Co. (The)	400	70,140
Kellogg Co.	2,700	165,510
McCormick & Co., Inc. (Non-Voting)	1,200	96,276
Mondelez International, Inc., Class A	8,903	540,768
Nestle SA (Registered)	6,253	825,129

		2,808,413

Household Products (1.8%)
Church & Dwight Co., Inc.	1,500	131,040
Clorox Co. (The)	700	114,107
Colgate-Palmolive Co.	9,800	746,662
Henkel AG & Co. KGaA (Preference)(q)	1,807	161,638
Procter & Gamble Co. (The)	8,500	1,215,415

		2,368,862

Personal Products (0.9%)
Beiersdorf AG	872	92,638
Estee Lauder Cos., Inc. (The), Class A	800	259,464
Kao Corp.	2,600	146,704
L’Oreal SA	776	354,292
Unilever plc (Cboe Europe)	4,042	216,386
Unilever plc (London Stock Exchange)	1,300	69,599

		1,139,083

Total Consumer Staples		12,326,612

Energy (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Enbridge, Inc.	11,300	473,329
Equinor ASA	14,304	361,922
TC Energy Corp.	2,300	124,422
TotalEnergies SE	2,715	136,119

Total Energy		1,095,792

Financials (16.1%)
Banks (5.2%)
Banco Bilbao Vizcaya Argentaria SA	16,776	117,561
Bank Hapoalim BM	25,374	249,643
Bank Leumi Le-Israel BM	10,549	100,649
Bank of Montreal	2,900	314,862
Bank of Nova Scotia (The)	12,600	826,086
Canadian Imperial Bank of Commerce	3,800	461,091
Commonwealth Bank of Australia	1,326	104,417
DBS Group Holdings Ltd.	11,000	257,197
Hang Seng Bank Ltd.	4,100	77,990
Japan Post Bank Co. Ltd.	21,900	170,819
JPMorgan Chase & Co.	3,600	611,604
Mizrahi Tefahot Bank Ltd.	1,800	65,413
Mizuho Financial Group, Inc.	18,760	247,719
National Bank of Canada	4,100	339,436
Oversea-Chinese Banking Corp. Ltd.	22,500	196,885
Royal Bank of Canada	9,700	1,009,659
Sumitomo Mitsui Trust Holdings, Inc.	6,000	197,622
Svenska Handelsbanken AB, Class A	12,505	143,193
Toronto-Dominion Bank (The)	14,300	1,038,067
United Overseas Bank Ltd.	9,800	194,401
Westpac Banking Corp.	3,771	72,819

		6,797,133

Capital Markets (3.4%)
ASX Ltd.	2,525	157,691
Bank of New York Mellon Corp. (The)	1,800	106,560
BlackRock, Inc.	1,100	1,037,806
Brookfield Asset Management, Inc., Class A	1,900	114,712
Daiwa Securities Group, Inc.	18,900	105,913
Deutsche Boerse AG	1,266	210,158
Hong Kong Exchanges & Clearing Ltd.	1,500	90,765
Moody’s Corp.	1,200	484,980
MSCI, Inc.	700	465,416
Nasdaq, Inc.	600	125,922
Northern Trust Corp.	800	98,432
S&P Global, Inc.	2,100	995,736
Singapore Exchange Ltd.	13,600	97,626
T. Rowe Price Group, Inc.	1,400	303,632
TMX Group Ltd.	500	54,133

		4,449,482

Consumer Finance (0.4%)
American Express Co.	2,200	382,316
Capital One Financial Corp.	700	105,721

		488,037

Diversified Financial Services (0.9%)
Berkshire Hathaway, Inc., Class B*	4,200	1,205,442
Industrivarden AB, Class A*	192	6,344

		1,211,786

Insurance (6.2%)
Admiral Group plc	2,453	96,347
Aflac, Inc.	4,600	246,882
Ageas SA	1,833	89,208
AIA Group Ltd.	6,200	70,004
Allianz SE (Registered)	1,885	438,318
Allstate Corp. (The)	1,900	234,973
American International Group, Inc.	3,400	200,906
Aon plc, Class A	1,800	575,856
Arthur J Gallagher & Co.	2,000	335,340
Assicurazioni Generali SpA	20,746	452,068
Brown & Brown, Inc.	1,700	107,287
Chubb Ltd.	1,900	371,222
Cincinnati Financial Corp.	800	97,152

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Fidelity National Financial, Inc.	1,200	$57,492
Gjensidige Forsikring ASA	4,392	109,229
Great-West Lifeco, Inc.	2,700	79,434
Hannover Rueck SE	376	68,676
Hartford Financial Services Group, Inc. (The)	1,300	94,809
iA Financial Corp., Inc.	1,900	112,394
Intact Financial Corp.	900	120,652
Legal & General Group plc	21,533	85,136
Loews Corp.	1,700	95,319
Manulife Financial Corp.	14,600	284,426
Markel Corp.*	80	105,050
Marsh & McLennan Cos., Inc.	4,600	767,280
MetLife, Inc.	5,500	345,400
MS&AD Insurance Group Holdings, Inc.	3,200	103,489
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	660	195,470
NN Group NV	2,562	137,185
Power Corp. of Canada	3,400	113,242
Progressive Corp. (The)	2,500	237,200
Sampo OYJ, Class A	1,600	85,082
Sompo Holdings, Inc.	2,000	86,826
Sun Life Financial, Inc.	8,000	455,915
Suncorp Group Ltd.	8,528	75,186
Tokio Marine Holdings, Inc.	3,500	184,190
Travelers Cos., Inc. (The)	2,000	321,760
Willis Towers Watson plc	500	121,140
Zurich Insurance Group AG	718	318,301

		8,075,846

Total Financials		21,022,284

Health Care (12.6%)
Biotechnology (0.6%)
Amgen, Inc.	1,206	249,606
CSL Ltd.	795	179,705
Gilead Sciences, Inc.	1,700	110,296
Regeneron Pharmaceuticals, Inc.*	300	191,982

		731,589

Health Care Equipment & Supplies (4.4%)
Abbott Laboratories	6,800	876,452
Baxter International, Inc.	2,400	189,504
Becton Dickinson and Co.	1,300	311,467
Boston Scientific Corp.*	2,300	99,199
Coloplast A/S, Class B	400	65,206
Cooper Cos., Inc. (The)	200	83,384
Danaher Corp.	2,800	872,956
Edwards Lifesciences Corp.*	3,400	407,388
Hoya Corp.	1,000	146,743
IDEXX Laboratories, Inc.*	300	199,842
Intuitive Surgical, Inc.*	1,218	439,856
Koninklijke Philips NV	2,420	113,929
Medtronic plc	8,200	982,852
ResMed, Inc.	600	157,746
Siemens Healthineers AG(m)	1,613	107,142
Stryker Corp.	1,700	452,319
Terumo Corp.	2,100	92,457
West Pharmaceutical Services, Inc.	400	171,952

		5,770,394

Health Care Providers & Services (2.2%)
Anthem, Inc.	1,100	478,643
Cigna Corp.	1,100	234,971
HCA Healthcare, Inc.	700	175,322
Laboratory Corp. of America Holdings*	300	86,106
McKesson Corp.	700	145,516
Sonic Healthcare Ltd.	5,021	151,195
UnitedHealth Group, Inc.	3,300	1,519,551

		2,791,304

Health Care Technology (0.1%)
Cerner Corp.	2,300	170,867

Life Sciences Tools & Services (1.3%)
Agilent Technologies, Inc.	2,700	425,223
Mettler-Toledo International, Inc.*	200	296,176
Thermo Fisher Scientific, Inc.	1,400	886,298
Waters Corp.*	300	110,265

		1,717,962

Pharmaceuticals (4.0%)
Eli Lilly and Co.	1,800	458,568
GlaxoSmithKline plc	11,219	231,627
Johnson & Johnson	7,100	1,156,448
Merck & Co., Inc.	10,300	906,915
Merck KGaA	924	218,115
Novartis AG (Registered)	1,639	135,402
Novo Nordisk A/S, Class B	4,065	444,907
Pfizer, Inc.	5,100	223,074
Roche Holding AG	1,291	499,212
Sanofi	1,405	140,378
Shionogi & Co. Ltd.	1,800	116,978
Zoetis, Inc.	3,100	670,220

		5,201,844

Total Health Care		16,383,960

Industrials (16.1%)
Aerospace & Defense (1.1%)
General Dynamics Corp.	3,200	648,800
Lockheed Martin Corp.	1,400	465,248
Northrop Grumman Corp.	800	285,776

		1,399,824

Air Freight & Logistics (1.2%)
Deutsche Post AG (Registered)	4,680	289,547
Expeditors International of Washington, Inc.	5,600	690,256
SG Holdings Co. Ltd.	4,300	107,524
United Parcel Service, Inc., Class B	1,900	405,593
Yamato Holdings Co. Ltd.	3,000	73,621

		1,566,541

Building Products (1.3%)
Allegion plc	2,900	372,070
Assa Abloy AB, Class B	2,252	65,950
Daikin Industries Ltd.	1,000	218,381
Geberit AG (Registered)	249	194,392
Johnson Controls International plc	3,200	234,784
Lennox International, Inc.	300	89,784
Trane Technologies plc	2,600	470,418

		1,645,779

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (0.6%)
Brambles Ltd.	14,150	$106,869
Cintas Corp.	500	216,550
Copart, Inc.*	800	124,232
Waste Management, Inc.	1,700	272,391

		720,042

Construction & Engineering (0.1%)
Vinci SA	500	53,390
WSP Global, Inc.	900	122,012

		175,402

Electrical Equipment (2.0%)
ABB Ltd. (Registered)	2,891	95,640
AMETEK, Inc.	500	66,200
Eaton Corp. plc	4,900	807,324
Emerson Electric Co.	8,200	795,482
Legrand SA	708	77,131
Rockwell Automation, Inc.	1,300	415,220
Schneider Electric SE	2,328	400,715

		2,657,712

Industrial Conglomerates (1.4%)
3M Co.	5,300	947,004
Hitachi Ltd.	4,000	230,015
Honeywell International, Inc.	900	196,758
Roper Technologies, Inc.	600	292,722
Siemens AG (Registered)	1,279	207,408

		1,873,907

Machinery (3.8%)
Alfa Laval AB	1,547	66,236
Atlas Copco AB, Class A	8,920	573,132
Caterpillar, Inc.	1,200	244,812
Cummins, Inc.	1,000	239,840
Deere & Co.	900	308,079
Dover Corp.	3,800	642,504
Epiroc AB, Class A	4,626	115,111
FANUC Corp.	400	78,298
IDEX Corp.	500	111,285
Illinois Tool Works, Inc.	4,300	979,841
Kone OYJ, Class B	2,205	150,288
PACCAR, Inc.	1,100	98,582
Parker-Hannifin Corp.	300	88,977
Pentair plc	5,900	436,423
SMC Corp.	100	59,610
Snap-on, Inc.	1,600	325,168
Techtronic Industries Co. Ltd.	6,000	123,462
Volvo AB, Class B	4,790	111,506
Xylem, Inc.	2,000	261,180

		5,014,334

Marine (0.1%)
Kuehne + Nagel International AG (Registered)	464	146,102

Professional Services (1.2%)
Experian plc	2,134	97,749
Jacobs Engineering Group, Inc.	500	70,210
Recruit Holdings Co. Ltd.	2,100	139,515
Robert Half International, Inc.	1,000	113,070
SGS SA (Registered)	49	144,923
Teleperformance	337	140,674
TransUnion	1,000	115,290
Verisk Analytics, Inc.	1,600	336,432
Wolters Kluwer NV	3,375	353,632

		1,511,495

Road & Rail (1.6%)
Canadian National Railway Co.	2,400	318,966
Canadian Pacific Railway Ltd.	4,100	317,339
CSX Corp.	3,400	122,978
Norfolk Southern Corp.	400	117,220
Old Dominion Freight Line, Inc.	2,100	716,835
Union Pacific Corp.	2,100	506,940

		2,100,278

Trading Companies & Distributors (1.7%)
Brenntag SE	1,977	187,952
Fastenal Co.	11,500	656,420
Ferguson plc	473	71,173
ITOCHU Corp.	13,500	384,005
Mitsubishi Corp.	8,500	269,375
Mitsui & Co. Ltd.	9,500	216,048
Toyota Tsusho Corp.	4,400	190,323
WW Grainger, Inc.	400	185,244

		2,160,540

Total Industrials		20,971,956

Information Technology (20.3%)
Communications Equipment (0.7%)
Cisco Systems, Inc.	12,694	710,483
Motorola Solutions, Inc.	700	174,013

		884,496

Electronic Equipment, Instruments & Components (1.6%)
Amphenol Corp., Class A	8,700	667,899
Azbil Corp.	2,000	85,107
CDW Corp.	3,400	634,610
Corning, Inc.	1,400	49,798
Hexagon AB, Class B	4,522	72,664
Keyence Corp.	200	120,219
Keysight Technologies, Inc.*	600	108,012
Kyocera Corp.	900	52,551
Murata Manufacturing Co. Ltd.	1,400	106,288
Omron Corp.	1,100	104,909
Trimble, Inc.*	900	78,633

		2,080,690

IT Services (4.4%)
Accenture plc, Class A	2,400	861,096
Automatic Data Processing, Inc.	5,626	1,262,981
Broadridge Financial Solutions, Inc.	700	124,887
CGI, Inc.*	1,100	98,268
EPAM Systems, Inc.*	200	134,648
Fidelity National Information Services, Inc.	900	99,666
Fiserv, Inc.*	2,300	226,527
Fujitsu Ltd.	400	68,875
Gartner, Inc.*	400	132,764
International Business Machines Corp.	1,700	212,670
Mastercard, Inc., Class A	1,900	637,488

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Nomura Research Institute Ltd.	1,700	$67,716
Paychex, Inc.	2,859	352,457
PayPal Holdings, Inc.*	1,507	350,513
VeriSign, Inc.*	500	111,335
Visa, Inc., Class A	4,600	974,142

		5,716,033

Semiconductors & Semiconductor Equipment (2.5%)
Applied Materials, Inc.	2,500	341,625
ASML Holding NV	835	676,165
Broadcom, Inc.	200	106,334
Intel Corp.	9,200	450,800
KLA Corp.	500	186,380
QUALCOMM, Inc.	2,200	292,688
Texas Instruments, Inc.	6,467	1,212,433

		3,266,425

Software (7.1%)
Adobe, Inc.*	1,500	975,540
Autodesk, Inc.*	900	285,849
Cadence Design Systems, Inc.*	1,400	242,354
Constellation Software, Inc.	100	175,743
Intuit, Inc.	1,100	688,589
Microsoft Corp.	13,510	4,480,186
Nice Ltd.*	355	99,385
Open Text Corp.	2,300	115,855
Oracle Corp.	15,200	1,458,288
SAP SE	3,430	496,904
Synopsys, Inc.*	1,000	333,180

		9,351,873

Technology Hardware, Storage & Peripherals (4.0%)
Apple, Inc.	29,904	4,479,619
Canon, Inc.	10,500	235,657
FUJIFILM Holdings Corp.	3,700	285,709
HP, Inc.	7,000	212,310

		5,213,295

Total Information Technology		26,512,812

Materials (3.4%)
Chemicals (2.6%)
Air Liquide SA	287	47,855
Air Products and Chemicals, Inc.	400	119,924
Akzo Nobel NV	2,173	249,742
BASF SE	4,565	328,660
Corteva, Inc.	2,900	125,135
Ecolab, Inc.	2,900	644,438
Givaudan SA (Registered)	84	395,321
Koninklijke DSM NV	1,470	321,256
Nitto Denko Corp.	900	70,121
Nutrien Ltd.	1,700	118,819
PPG Industries, Inc.	600	96,342
Sherwin-Williams Co. (The)	1,300	411,593
Shin-Etsu Chemical Co. Ltd.	300	53,314
Sika AG (Registered)	505	170,981
Symrise AG	844	116,640
Yara International ASA	2,537	132,377

		3,402,518

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	200	78,568
Vulcan Materials Co.	600	114,072

		192,640

Containers & Packaging (0.2%)
Avery Dennison Corp.	500	108,860
Ball Corp.	1,900	173,812

		282,672

Metals & Mining (0.4%)
BHP Group Ltd.	7,744	213,094
Newcrest Mining Ltd.	6,414	120,093
Rio Tinto Ltd.	2,153	146,233
Rio Tinto plc	1,139	71,088

		550,508

Total Materials		4,428,338

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.6%)
American Tower Corp. (REIT)	2,600	733,122
AvalonBay Communities, Inc. (REIT)	700	165,676
Crown Castle International Corp. (REIT)	1,700	306,510
Daiwa House REIT Investment Corp. (REIT)	23	65,988
Dexus (REIT)*	25,034	204,702
Digital Realty Trust, Inc. (REIT)	600	94,686
Duke Realty Corp. (REIT)	3,100	174,344
Equity LifeStyle Properties, Inc. (REIT)	1,000	84,510
Equity Residential (REIT)	1,400	120,960
Essex Property Trust, Inc. (REIT)	200	67,986
Goodman Group (REIT)	7,429	122,388
Mid-America Apartment Communities, Inc. (REIT)	900	183,789
Nippon Building Fund, Inc. (REIT)	17	110,375
Nippon Prologis REIT, Inc. (REIT)	27	90,138
Nomura Real Estate Master Fund, Inc. (REIT)	62	92,857
Prologis, Inc. (REIT)	3,300	478,368
Public Storage (REIT)	1,000	332,180

		3,428,579

Real Estate Management & Development (0.3%)
CBRE Group, Inc., Class A*	1,100	114,488
Daiwa House Industry Co. Ltd.	2,200	72,404
Mitsubishi Estate Co. Ltd.	4,400	66,709
Swiss Prime Site AG (Registered)	583	59,217

		312,818

Total Real Estate		3,741,397

Utilities (3.1%)
Electric Utilities (1.1%)
EDP - Energias de Portugal SA	19,174	108,255
Enel SpA	46,107	385,677
Iberdrola SA	32,488	383,636
Power Assets Holdings Ltd.	15,500	94,528
Red Electrica Corp. SA	5,446	113,383
SSE plc	6,604	148,538
Terna - Rete Elettrica Nazionale	28,874	215,023

		1,449,040

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

	Number of Shares	Value (Note 1)
Gas Utilities (0.3%)
Atmos Energy Corp.	1,600	$147,392
Osaka Gas Co. Ltd.	5,500	88,598
Snam SpA	32,906	186,279

		422,269

Multi-Utilities (1.4%)
CMS Energy Corp.	2,600	156,910
Consolidated Edison, Inc.	5,600	422,240
E.ON SE	15,141	191,938
National Grid plc	11,977	153,322
Public Service Enterprise Group, Inc.	5,300	338,140
Sempra Energy	3,000	382,890
WEC Energy Group, Inc.	1,700	153,102

		1,798,542

Water Utilities (0.3%)
American Water Works Co., Inc.	2,100	365,778

Total Utilities		4,035,629

Total Common Stocks (98.0%) (Cost $110,383,404)		127,821,237

SHORT-TERM INVESTMENT:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	936,366	936,834

Total Short-Term Investment (0.7%) (Cost $936,834)		936,834

Total Investments in Securities (98.7%) (Cost $111,320,238)		128,758,071
Other Assets Less Liabilities (1.3%)		1,658,762

Net Assets (100%)		$130,416,833

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2021, the market value of these securities amounted to $107,142 or 0.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Country Diversification As a Percentage of Total Net Assets
Australia	1.6%
Belgium	0.1
Brazil	0.1
Canada	6.3
Denmark	0.5
Finland	0.2
France	1.5
Germany	2.8
Hong Kong	0.3
Israel	0.4
Italy	0.9
Japan	5.5
Netherlands	1.7
Norway	0.4
Portugal	0.1
Singapore	0.7
Spain	0.5
Sweden	0.9
Switzerland	2.4
United Kingdom	1.2
United States	70.6
Cash and Other	1.3

100.0%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2021

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2021:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$7,439,578	$914,447	$—	$8,354,025
Consumer Discretionary	6,352,380	2,596,052	—	8,948,432
Consumer Staples	9,019,253	3,307,359	—	12,326,612
Energy	597,751	498,041	—	1,095,792
Financials	15,562,744	5,459,540	—	21,022,284
Health Care	13,740,964	2,642,996	—	16,383,960
Industrials	15,232,259	5,739,697	—	20,971,956
Information Technology	24,040,663	2,472,149	—	26,512,812
Materials	1,991,563	2,436,775	—	4,428,338
Real Estate	2,856,619	884,778	—	3,741,397
Utilities	1,966,452	2,069,177	—	4,035,629
Short-Term Investment
Investment Company	936,834	—	—	936,834

Total Assets	$99,737,060	$29,021,011	$—	$128,758,071

Total Liabilities	$—	$—	$—	$—

Total	$99,737,060	$29,021,011	$—	$128,758,071

The Fund held no derivatives contracts during the year ended October 31, 2021.

Investment security transactions for the year ended October 31, 2021 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$109,474,478
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$53,095,368

As of October 31, 2021, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,701,814
Aggregate gross unrealized depreciation	(1,538,976)

Net unrealized appreciation	17,162,838

Federal income tax cost of investments in securities and derivative instruments, if applicable	$111,595,233

See Notes to Financial Statements.

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1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS
Investments in Securities, at value (Cost $111,320,238)	$128,758,071
Cash	386,599
Foreign cash (Cost $220,822)	222,134
Receivable for Fund shares sold	1,125,823
Dividends, interest and other receivables	194,578
Prepaid registration and filing fees	26,066
Other assets	670

Total assets	130,713,941

LIABILITIES
Payable for Fund shares redeemed	160,431
Investment advisory fees payable	28,205
Transfer agent fees payable	22,776
Administrative fees payable	15,819
Distribution fees payable – Class A	1,020
Distribution fees payable – Class R	313
Trustees’ fees payable	9
Accrued expenses	68,535

Total liabilities	297,108

NET ASSETS	$130,416,833

Net assets were comprised of:
Paid in capital	$103,514,899
Total distributable earnings (loss)	26,901,934

Net assets	$130,416,833

Class A
Net asset value and redemption price per share, $4,978,418 / 282,722 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.61
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price per share	$18.63

Class I
Net asset value, offering and redemption price per share, $124,319,722 / 7,040,274 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.66

Class R
Net asset value, offering and redemption price per share, $936,305 / 53,314 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.56

Class T**
Net asset value and redemption price per share, $182,388 / 10,332 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.65
Maximum sales charge (2.50% of offering price)	0.45

Maximum offering price per share	$18.10

**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

INVESTMENT INCOME
Dividends (net of $110,849 foreign withholding tax)	$1,724,341
Income from non-cash dividends	140,591

Total income	1,864,932

EXPENSES
Investment advisory fees	649,014
Administrative fees	139,075
Transfer agent fees	130,650
Professional fees	72,094
Registration and filing fees	43,864
Printing and mailing expenses	41,474
Custodian fees	34,352
Distribution fees – Class A	10,723
Trustees’ fees	4,313
Distribution fees – Class R	2,354
Distribution fees – Class T**	414
Miscellaneous	25,336

Gross expenses	1,153,663
Less: Waiver from investment adviser	(350,864)
Waiver from distributor	(414)

Net expenses	802,385

NET INVESTMENT INCOME (LOSS)	1,062,547

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	8,635,746
Foreign currency transactions	(27,305)

Net realized gain (loss)	8,608,441

Change in unrealized appreciation (depreciation) on:
Investments in securities	13,572,862
Foreign currency translations	(966)

Net change in unrealized appreciation (depreciation)	13,571,896

NET REALIZED AND UNREALIZED GAIN (LOSS)	22,180,337

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,242,884

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,062,547	$442,219
Net realized gain (loss)	8,608,441	254,091
Net change in unrealized appreciation (depreciation)	13,571,896	(236,824)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,242,884	459,486

Distributions to shareholders:
Class A	(40,097)	(44,168)
Class I	(773,942)	(572,775)
Class R	(2,846)	(2,785)
Class T**	(2,027)	(3,196)

Total distributions to shareholders	(818,912)	(622,924)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 72,644 and 145,209 shares, respectively ]	1,161,775	1,889,452
Capital shares issued in reinvestment of dividends [ 2,635 and 3,024 shares, respectively ]	38,322	40,643
Capital shares repurchased [ (38,308) and (53,461) shares, respectively ]	(619,414)	(718,635)

Total Class A transactions	580,683	1,211,460

Class I
Capital shares sold [ 5,685,167 and 2,083,058 shares, respectively ]	91,584,341	27,872,805
Capital shares issued in reinvestment of dividends [ 40,091 and 20,252 shares, respectively ]	583,327	272,391
Capital shares repurchased [ (2,182,924) and (397,169) shares, respectively ]	(35,774,883)	(5,112,229)

Total Class I transactions	56,392,785	23,032,967

Class R
Capital shares sold [ 50,673 and 6,415 shares, respectively ]	835,353	86,997
Capital shares issued in reinvestment of dividends [ 100 and 10 shares, respectively ]	1,448	132
Capital shares repurchased [ (15,174) and (23) shares, respectively ]	(246,722)	(302)

Total Class R transactions	590,079	86,827

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	57,563,547	24,331,254

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,987,519	24,167,816
NET ASSETS:
Beginning of year	50,429,314	26,261,498

End of year	$130,416,833	$50,429,314

** Class T shares currently are not offered for sale.

See Notes to Financial Statements.

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1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.34	$13.34	$12.09	$12.23	$10.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.14	0.15	0.15	0.13
Net realized and unrealized gain (loss)	4.29	0.14	1.67	0.06	1.96

Total from investment operations	4.43	0.28	1.82	0.21	2.09

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.14)	(0.15)	(0.11)
Distributions from net realized gains	(0.08)	(0.15)	(0.43)	(0.20)	—

Total dividends and distributions	(0.16)	(0.28)	(0.57)	(0.35)	(0.11)

Net asset value, end of year	$17.61	$13.34	$13.34	$12.09	$12.23

Total return	33.49%	2.07%	15.81%	1.64%	20.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,978	$3,278	$2,014	$1,123	$685
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.14%	1.15%	1.15%	1.20%
Before waivers and reimbursements (f)	1.48%	1.83%	2.26%	2.42%	2.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.89%	1.04%	1.19%	1.21%	1.17%
Before waivers and reimbursements (f)	0.51%	0.35%	0.08%	(0.06)%	(0.41)%
Portfolio turnover rate^	59%	42%	31%	49%	41%

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.37	$13.37	$12.11	$12.25	$10.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.17	0.19	0.18	0.17
Net realized and unrealized gain (loss)	4.29	0.14	1.67	0.06	1.95

Total from investment operations	4.48	0.31	1.86	0.24	2.12

Less distributions:
Dividends from net investment income	(0.11)	(0.16)	(0.17)	(0.18)	(0.14)
Distributions from net realized gains	(0.08)	(0.15)	(0.43)	(0.20)	—

Total dividends and distributions	(0.19)	(0.31)	(0.60)	(0.38)	(0.14)

Net asset value, end of year	$17.66	$13.37	$13.37	$12.11	$12.25

Total return	33.87%	2.30%	16.16%	1.86%	20.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$124,320	$46,777	$23,959	$16,340	$14,158
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.89%	0.90%	0.90%	0.96%
Before waivers and reimbursements (f)	1.23%	1.58%	2.02%	2.16%	2.49%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.16%	1.27%	1.49%	1.47%	1.48%
Before waivers and reimbursements (f)	0.78%	0.58%	0.37%	0.21%	(0.05)%
Portfolio turnover rate^	59%	42%	31%	49%	41%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.30	$13.31	$12.06	$12.20	$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.10	0.12	0.12	0.11
Net realized and unrealized gain (loss)	4.29	0.14	1.67	0.06	1.94

Total from investment operations	4.39	0.24	1.79	0.18	2.05

Less distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.11)	(0.12)	(0.08)
Distributions from net realized gains	(0.08)	(0.15)	(0.43)	(0.20)	—

Total dividends and distributions	(0.13)	(0.25)	(0.54)	(0.32)	(0.08)

Net asset value, end of year	$17.56	$13.30	$13.31	$12.06	$12.20

Total return	33.21%	1.75%	15.55%	1.39%	20.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$936	$236	$151	$136	$137
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.35%	1.39%	1.40%	1.40%	1.46%
Before waivers and reimbursements (f)	1.73%	2.09%	2.52%	2.66%	2.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.64%	0.77%	1.00%	0.98%	0.98%
Before waivers and reimbursements (f)	0.26%	0.07%	(0.12)%	(0.29)%	(0.54)%
Portfolio turnover rate^	59%	42%	31%	49%	41%

	Year Ended October 31,
Class T**	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.37	$13.37	$12.11	$12.25	$10.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.17	0.19	0.18	0.17
Net realized and unrealized gain (loss)	4.29	0.14	1.67	0.06	1.95

Total from investment operations	4.47	0.31	1.86	0.24	2.12

Less distributions:
Dividends from net investment income	(0.11)	(0.16)	(0.17)	(0.18)	(0.14)
Distributions from net realized gains	(0.08)	(0.15)	(0.43)	(0.20)	—

Total dividends and distributions	(0.19)	(0.31)	(0.60)	(0.38)	(0.14)

Net asset value, end of year	$17.65	$13.37	$13.37	$12.11	$12.25

Total return	33.79%	2.30%	16.16%	1.86%	20.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$182	$138	$138	$125	$127
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.90%	0.90%	0.90%	0.96%
Before waivers and reimbursements (f)	1.48%	1.84%	2.27%	2.41%	2.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.14%	1.28%	1.50%	1.47%	1.48%
Before waivers and reimbursements (f)	0.50%	0.33%	0.13%	(0.04)%	(0.52)%
Portfolio turnover rate^	59%	42%	31%	49%	41%
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C Shares.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open- end management investment company with fifteen diversified funds in operation (each, a “Fund” and collectively, the “Funds”). The investment adviser to each Fund is Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”).

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and the 1290 Retirement 2060 Fund (each, a “1290 Retirement Fund” and together, the “1290 Retirement Funds”) as well as 1290 Multi- Alternative Strategies Fund are types of mutual funds often described as “fund-of-funds.” These Funds pursue their investment objectives by investing exclusively in other unaffiliated investment companies or exchange-traded funds (“ETFs”). The underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and are publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/ companysearch.html).

The Trust has authorized four classes of shares, Class A, Class I, Class R and Class T on behalf of each of the fifteen Funds. Class T shares are currently not offered for sale. Additionally, 1290 Retirement Funds currently only offer Class I shares for sale.

The Class A, Class R and Class T shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Diversified Bond Fund and 1290 High Yield Bond Fund, and up to 5.50% for 1290 DoubleLine Dynamic Allocation Fund, 1290 GAMCO Small/ Mid Cap Value Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and each 1290 Retirement Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of the original net asset value (“NAV”) of the redeemed shares at the time of purchase or the aggregate NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class T shares are subject to a maximum front-end sales charge of up to 2.50%.

The investment objectives of each Fund are as follows:

1290 Diversified Bond Fund (sub-advised by Brandywine Global Investment Management, LLC) — Seeks to maximize total return consisting of income and capital appreciation.

1290 DoubleLine Dynamic Allocation Fund (sub-advised by DoubleLine Capital LP) — Seeks to achieve total return from long-term capital appreciation and income.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management Inc.) — Seeks to maximize capital appreciation.

1290 High Yield Bond Fund (sub-advised by AXA Investment Managers, Inc.) — Seeks to maximize current income.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

1290 Retirement 2020 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2025 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2030 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2035 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2040 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2045 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2050 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2055 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2060 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 SmartBeta Equity Fund (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally valued at a bid price estimated by a broker.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon,

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker- dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Fund are generally valued at the NAV of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a clearing counterparty, registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Trust’s Valuation Committee (as discussed below).

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Funds. The Board has delegated the responsibility of calculating the NAVs of each of the Funds and classes pursuant to these Pricing Procedures to the Trust’s administrator, Equitable Investment Management, LLC (the “Administrator”). The Administrator has entered into a sub- administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from EIM.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

• Level 1 -	quoted prices in active markets for identical assets
• Level 2 -	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of October 31, 2021, is included in the Portfolio of Investments for each Fund. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Fund, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee may receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee may perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Fund when the Committee deems that the particular event or circumstance would materially affect such Fund’s NAV.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

recorded at the fair market value of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal, State and local income tax provisions are required.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. Each of the tax years in the four year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Funds (1290 Diversified Bond Fund and 1290 High Yield Bond Fund declare and distribute monthly). Dividends to shareholders of a Fund to which such gains are attributable from net realized short-term and long-term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. The tax character of distributions for the years ended October 31, 2021 and October 31, 2020 and the tax composition of undistributed ordinary income and undistributed long term gains at October 31, 2021 are presented in the following table. For the Funds, the cumulative timing differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to capital loss carryforwards (1290 High Yield Bond), partnership basis adjustments (1290 Multi-Alternative Strategies), and wash sale loss deferrals (1290 DoubleLine Dynamic Allocation, 1290 GAMCO Small/Mid Cap Value, 1290 Retirement 2025 and 1290 Retirement 2050).

	Year Ended October 31, 2021		As of October 31, 2021		Year Ended October 31, 2020
Funds:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
1290 Diversified Bond	$22,199,718	1,259,904	—	—	3,422,102	1,135,916
1290 DoubleLine Dynamic Allocation	3,435,284	1,965,664	4,997,740	1,902,826	2,459,180	932,015
1290 GAMCO Small/Mid Cap Value	547,954	—	2,015,553	6,538,607	1,124,418	682,834
1290 High Yield Bond	2,721,245	—	—	—	2,116,287	—
1290 Multi-Alternative Strategies	116,723	—	285,773	1,243,789	394,171	—
1290 Retirement 2020	218,431	280,715	108,514	462,884	230,001	147,437
1290 Retirement 2025	361,068	407,870	184,459	860,251	376,997	347,700
1290 Retirement 2030	112,968	291,646	64,798	128,203	117,233	18,945
1290 Retirement 2035	175,930	314,610	95,648	—	160,866	64,748
1290 Retirement 2040	78,809	87,747	36,366	57,116	73,000	5,113
1290 Retirement 2045	123,390	177,383	58,996	376,167	105,828	853
1290 Retirement 2050	83,748	50,542	37,675	67,152	71,246	4,801
1290 Retirement 2055	71,655	43,156	31,862	24,109	65,440	3,067
1290 Retirement 2060	72,993	53,812	28,933	56,240	64,568	4,754
1290 SmartBeta Equity	466,820	352,092	3,681,999	6,056,713	324,944	297,980

Ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended October 31, 2020, the Fund elected to defer late year losses, in the amount listed below:

Fund:	Deferred Late Year Losses
1290 Multi-Alternative Strategies	$37,322

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

The following Fund had a Return of Capital during the year ended October 31, 2021:

Fund:	Return of Capital
1290 Diversified Bond	$846,864
1290 High Yield Bond	20,164

Permanent book and tax differences relating to shareholder distributions resulted into undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2021 as follows:

Funds:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
1290 Diversified Bond	$5,225,659	$(5,225,659)	$—
1290 DoubleLine Dynamic Allocation	70,334	(70,334)	—
1290 GAMCO Small/Mid Cap Value	(30,742)	35,084	(4,342)
1290 High Yield Bond	91,528	(91,528)	—
1290 Multi-Alternative Strategies	(117,898)	117,898	—
1290 Retirement 2020	(261)	261	—
1290 Retirement 2025	(349)	349	—
1290 Retirement 2030	—	—	—
1290 Retirement 2035	(1,090)	1,090	—
1290 Retirement 2040	(525)	525	—
1290 Retirement 2045	—	—	—
1290 Retirement 2050	(528)	528	—
1290 Retirement 2055	(506)	506	—
1290 Retirement 2060	—	—	—
1290 SmartBeta Equity	33,437	(33,437)	—

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

The significant permanent book and tax differences related to the adjustments above are partnership basis adjustment (1290 Multi-Alternative Strategies).

Net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The following Funds utilized net capital loss carry forwards during the year and/or have capital losses incurred that will be carried forward:

	Utilized		Losses Carried Forward
Funds:	Short Term	Long Term	Short Term	Long Term
1290 GAMCO Small/Mid Cap Value	$285,840	$3,645,837	$—	$—
1290 High Yield Bond	270,397	63,558	490,878	2,463,890
1290 Multi-Alternative Strategies	156,700	276,770	—	—
1290 Retirement 2035	—	—	7,561	—

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments because the Funds account for their derivatives at fair value

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

and record any changes in fair value in current period earnings in the Statements of Operations. All open derivative positions at period end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Fund’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian as collateral for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Funds may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts and Foreign Currency Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

The Funds may be exposed to foreign currency risks associated with Fund investments. Certain Funds may purchase foreign currency on a spot (or cash) basis. In addition, certain Funds enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to-market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations of the Funds. The Funds may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency contracts to gain exposure to currencies.

Swap Agreements:

Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap

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agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Forward Settling Transactions:

Certain Funds make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward settling transactions may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in the value of the Funds’ other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Funds may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry accepted “good delivery” standards. Funds may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by

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“rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, a Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, a Fund maintains an entitlement to the security to be sold.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisers on behalf of the Funds with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third- party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale buybacks by and between the Sub-Advisers on behalf of the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Fund is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Fund; securities pledged by a Fund are so noted in the accompanying Portfolio of Investments; both remain in the Fund’s assets. Securities received as collateral by counterparties are not included in the Fund’s assets because the Fund does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Fund may be held in a segregated account at the respective counterparty or Fund’s custodian. As of October 31, 2021, collateral pledged by counterparties to 1290 DoubleLine Dynamic Allocation for OTC derivatives consisted of $534,000 in the form of a U.S. Treasury Note.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule” or “Rule 18f-4”) under the 1940 Act which, following a transition period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered funds’ use of derivatives. Among other changes, the Derivatives Rule will require a Fund to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and

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implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The full impact of Rule 18f-4 on the Funds remains uncertain. The Funds intend to comply with Rule 18f-4 on or before August 19, 2022.

Market, Credit and Other Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, foreign securities, forward settling transactions and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Fund generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Fund generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of October 31, 2021, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Fund is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Fund.

Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. The publication of most LIBOR settings will be discontinued at the end of 2021, except for the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar-denominated LIBOR settings, which will continue through June 30, 2023. The Secured Overnight Financing Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference or benchmark rate in the United States. Other countries have undertaken similar initiatives to identify replacement reference or benchmark rates in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new reference or benchmark rate, as well as risks associated with using a new reference or benchmark rate with respect to new investments and transactions. The transition process, or a failure to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Fund’s performance or net asset value. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Fund.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political

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developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security. The use of forward settling transaction may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling or is perceived as unable or unwilling to make timely interest or principal payments or otherwise honor its obligations, which may cause the Fund’s holding to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Certain Funds may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because

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October 31, 2021

such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Because certain Funds invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Funds indirectly bear a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a Fund that exclusively invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage- related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Fund to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Fund’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Agreements

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Adviser is responsible for (i) providing a continuous investment program for the Funds; (ii) monitoring the implementation of the investment program for each Fund; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Fund; (iv) effecting transactions for each Fund and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Funds; (vi) making recommendations to the Board regarding the investment programs of the Funds, including any changes to the investment objectives and policies of a Fund; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

Funds:	Investment Advisory Fees
1290 Retirement 2020	0.500% of average daily net assets
1290 Retirement 2025	0.500% of average daily net assets
1290 Retirement 2030	0.500% of average daily net assets
1290 Retirement 2035	0.500% of average daily net assets
1290 Retirement 2040	0.500% of average daily net assets

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October 31, 2021

Funds:	Investment Advisory Fees
1290 Retirement 2045	0.500% of average daily net assets
1290 Retirement 2050	0.500% of average daily net assets
1290 Retirement 2055	0.500% of average daily net assets
1290 Retirement 2060	0.500% of average daily net assets

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 DoubleLine Dynamic Allocation	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750	0.700	0.675	0.650	0.625
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

	(as a percentage of average daily net assets)
Fund:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Diversified Bond	0.600%	0.580%	0.560%
1290 High Yield Bond	0.600	0.580	0.560

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

For administrative services, each Fund pays the Administrator an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable. The Administrator has contracted with the Sub-Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class I, Class R and Class T shares. The Board has approved Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class R and Class T shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class:	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class R	0.50
Class T*	0.25

*

The Distribution Fees for Class T shares are currently being waived. This waiver is voluntary and could be eliminated at any time at the discretion of the Distributor. The amounts waived for the year ended October 31, 2021 are included in waiver from distributor on the Statement of Operations for each Fund and are not eligible for recoupment.

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October 31, 2021

The Trust, on behalf of the Funds, has entered into a transfer agency and service agreement (the “Transfer Agency Agreement”) with DST Asset Manager Solutions, Inc. (“DST”). Pursuant to the Transfer Agency Agreement, DST is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, DST receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust, on behalf of the Funds, has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities. At period end, certain of the Funds maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Fund’s Statement of Assets and Liabilities.

The Adviser has contractually agreed to limit the expenses of certain Funds (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which a Fund may invest (except as noted in the table below), 12b-1 fees and extraordinary expenses not incurred in the ordinary course of such Fund’s business) through April 30, 2022 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to make payments or waive or limit its fees so that the total annual operating expenses do not exceed the following annual rates:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Diversified Bond	0.50%
1290 DoubleLine Dynamic Allocation*	0.95
1290 GAMCO Small/Mid Cap Value*	1.00
1290 High Yield Bond	0.75
1290 Multi-Alternative Strategies	0.85
1290 Retirement 2020*	0.65
1290 Retirement 2025*	0.65
1290 Retirement 2030*	0.65
1290 Retirement 2035*	0.65
1290 Retirement 2040*	0.65
1290 Retirement 2045*	0.65
1290 Retirement 2050*	0.65
1290 Retirement 2055*	0.65
1290 Retirement 2060*	0.65
1290 SmartBeta Equity	0.85

*	Includes fees and expenses of other investment companies in which the Fund invests.

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Prior to October 1, 2021 the expense limitation was as follows:

Fund:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Multi-Alternative Strategies*	1.40%

*	Includes fees and expenses of other investment companies in which the Fund invests.

The Adviser first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to the Adviser the advisory fees waived or other expenses assumed and paid for by the Adviser pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Fund will be made unless the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by the Adviser. During the year ended October 31, 2021, the Funds did not incur recoupment fees. At October 31, 2021, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2022	2023	2024
1290 Diversified Bond	$436,563	$809,448	$2,190,751	$3,436,762
1290 DoubleLine Dynamic Allocation	229,925	262,989	200,745	693,659
1290 GAMCO Small/Mid Cap Value	407,167	294,675	251,731	953,573
1290 High Yield Bond	227,837	264,144	248,164	740,145
1290 Multi-Alternative Strategies	152,126	147,303	101,405	400,834
1290 Retirement 2020	148,122	154,847	137,253	440,222
1290 Retirement 2025	164,119	172,097	150,364	486,580
1290 Retirement 2030	137,980	143,990	131,389	413,359
1290 Retirement 2035	143,164	150,885	135,296	429,345
1290 Retirement 2040	133,015	140,231	128,227	401,473
1290 Retirement 2045	137,163	145,551	133,137	415,851
1290 Retirement 2050	133,264	139,420	129,144	401,828
1290 Retirement 2055	132,927	138,525	128,662	400,114
1290 Retirement 2060	133,636	139,205	129,838	402,679
1290 SmartBeta Equity	236,252	243,147	350,864	830,263

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. A Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Trust and management expect the risk of loss to be remote.

Note 3	Sales Charges

The Distributor receives sales charges on the Funds’ Class A and Class T shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain

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redemptions of the Funds’ Class A shares. The Distributor has advised the Funds that for the year ended October 31, 2021, the proceeds retained from sales and redemptions are as follows:

	Class A		Class T
Funds:	Front End Sales Charge	Contingent Deferred Sales Charge	Front End Sales Charge
1290 Diversified Bond	$74,835	$—	$—
1290 DoubleLine Dynamic Allocation	42,411	—	—
1290 GAMCO Small/Mid Cap Value	38,367	—	—
1290 High Yield Bond	6,308	—	—
1290 Multi-Alternative Strategies	1,048	—	—
1290 SmartBeta Equity	47,630	—	—

Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

Note 4	Compensation of Officers

Each officer of the Trust is an employee of Equitable Financial, the Adviser and/or Equitable Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by the Trust. During the year ended October 31, 2021, the three trusts in the fund complex reimbursed EIM for $216,000 of the Chief Compliance Officer’s compensation, including $867 reimbursed by the Trust.

Note 5	Percentage of Ownership by Affiliates

At October 31, 2021, the Adviser and Equitable Financial held investments in each of the Funds as follows:

Funds:	Percentage of Ownership
1290 Doubleline Dynamic Allocation	83%
1290 GAMCO Small/ Mid Cap Value	17
1290 High Yield Bond	40
1290 Multi-Alternative Strategies	67
1290 Retirement 2020	99
1290 Retirement 2025	97
1290 Retirement 2030	99
1290 Retirement 2035	99
1290 Retirement 2040	99
1290 Retirement 2045	98
1290 Retirement 2050	100
1290 Retirement 2055	100
1290 Retirement 2060	99

Shares of 1290 Diversified Bond Fund may be held as an underlying investment by certain series of the EQ Advisors Trust (EQ/All Asset Growth Allocation Portfolio and EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio and EQ/Aggressive Growth Strategy Portfolio (each, a “Strategic Allocation Series Portfolio” and together, the “Strategic Allocation Series Portfolios”)) and certain series of the EQ/Premier VIP Trust (EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio and EQ/Aggressive Allocation Portfolio (each, an “EQ Allocation Portfolio” and together, the “EQ Allocation Portfolios”) and the Target 2015 Allocation Portfolio, Target

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2021

2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio and Target 2055 Allocation Portfolio (each, a “Target Allocation Portfolio” and together, the “Target Allocation Portfolios”)). The following table represents the percentage of ownership that each of the EQ/All Asset Growth Allocation, Strategic Allocation Series Portfolios, EQ Allocation Portfolios and Target Allocation Portfolios has in 1290 Diversified Bond Fund’s net assets as of October 31, 2021.

Portfolios:	1290 Diversified Bond
EQ/All Asset Growth Allocation	0.40%
EQ/Conservative Allocation	4.06
EQ/Conservative-Plus Allocation	3.48
EQ/Moderate Allocation	17.53
EQ/Moderate-Plus Allocation	12.35
EQ/Aggressive Allocation	1.62
Target 2015 Allocation	0.54
Target 2025 Allocation	1.30
Target 2035 Allocation	0.79
Target 2045 Allocation	0.35
Target 2055 Allocation	0.04

Note  6 - COVID-19 Impact

The novel coronavirus (COVID-19) pandemic and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, travel restrictions, international, national and local border closings, extended quarantines and stay-at-home orders, event cancellations, service cancellations, reductions and other changes, labor shortages, and significant challenges in healthcare service preparation and delivery, as well as general concern, uncertainty and social unrest. Global financial markets have experienced, and may continue to experience, significant volatility and severe losses, and the pandemic has resulted in an economic slowdown, which may continue for an extended period of time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and the value of investments in other companies and industries that historically have relied on higher concentrations of people working in traditional office and commercial environments. The travel, hospitality, and public transit industries, among others, may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Public health crises caused by outbreaks of infectious diseases or other public health issues, such as the COVID-19 pandemic, may exacerbate other pre-existing political, social, and economic tensions and risks and disrupt market conditions and operations. The ongoing impact of the COVID-19 pandemic on the financial performance of the Trust’s investments cannot be predicted and could have a materially adverse effect on the Trust’s investments.

Note  7 - Subsequent Events

The Adviser evaluated subsequent events from October 31, 2021, the date of these financial statements, through the date these financial statements were issued. There are no subsequent events that require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of 1290 Funds and Shareholders of each of the fifteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting 1290 Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

1290 Diversified Bond Fund	1290 Retirement 2035 Fund
1290 DoubleLine Dynamic Allocation Fund	1290 Retirement 2040 Fund
1290 GAMCO Small/Mid Cap Value Fund	1290 Retirement 2045 Fund
1290 High Yield Bond Fund	1290 Retirement 2050 Fund
1290 Multi-Alternative Strategies Fund	1290 Retirement 2055 Fund
1290 Retirement 2020 Fund	1290 Retirement 2060 Fund
1290 Retirement 2025 Fund	1290 SmartBeta Equity Fund
1290 Retirement 2030 Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 15, 2021

We have served as the auditor of one or more investment companies in the EIM LLC — advised mutual fund complex since 1997.

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2021 (UNAUDITED)

At a meeting held on July 20-22, 2021,1 the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the series of the Trust (each, a “Fund” and together, the “Funds”) listed below, for an additional one-year term.

Funds	Agreement(s) Renewed by the Trust’s Board with respect to the Funds

1290 Multi-Alternative Strategies Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(collectively, the “1290 Retirement Funds”)

Advisory Agreement with EIM
1290 Diversified Bond Fund	Advisory Agreement with EIM Sub-Advisory Agreement with Brandywine Global Investment Management LLC
1290 DoubleLine Dynamic Allocation Fund	Advisory Agreement with EIM Sub-Advisory Agreement with DoubleLine Capital LP and DoubleLine Equity LP
1290 GAMCO Small/Mid Cap Value Fund	Advisory Agreement with EIM Sub-Advisory Agreement with GAMCO Asset Management, Inc.
1290 High Yield Bond Fund	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Investment Managers, Inc. (“AXA IM”)
1290 SmartBeta Equity Fund	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

In reaching its decision to renew the Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its

[1]

The meeting was held by videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the videoconference meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires the Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

shareholders. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with shareholders; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser, and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Fund). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account a broad range of information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Funds have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Fund, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Funds by the Adviser, the relevant Sub-Adviser and their respective affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually with, and engaged in extensive discussions along with management representatives and outside legal counsel with, Sub-Advisers during presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Fund. The materials provided by Broadridge in connection with the July 2021 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2020 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Funds’ investment advisory arrangements. The additional material prepared by management generally included Fund-by-Fund information showing each Fund’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Fund-by-Fund basis. In addition, for each Fund, the Adviser and, where applicable, the relevant Sub-Adviser provided separate materials describing the Fund’s investment performance over various time periods and the services provided and the fees charged with respect to the Fund, and discussing whether the Fund had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July, although the Independent Trustees believe that in fact the process extends year-round, to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Advisors Trust and EQ Premier VIP Trust, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust. The Board also noted that each Sub-Adviser currently serves as investment sub-adviser for one or more series, or allocated portion(s) of series, of EQ Advisors Trust and EQ Premier VIP Trust (such Sub-Advisers together, the “EQ Sub-Advisers”). The Trustees took into account information relating to the Adviser and the EQ Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust and EQ Premier VIP Trust, at prior meetings of the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust, and the Trustees noted their experience and familiarity with the Adviser, the EQ Sub-Advisers, and the series of EQ Advisors Trust and EQ Premier VIP Trust gained from their service on the Boards of Trustees of EQ Advisors Trust, EQ Premier VIP Trust, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Funds at the same Board meeting, the Board considered each Fund separately. In approving the renewal of the relevant Agreement(s) with respect to each Fund, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Fund and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Fund(s) and for funds and accounts similar to the Fund(s) each advises, including, as applicable, series (or allocated portion(s) of series) of EQ Advisors Trust and EQ Premier VIP Trust.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Funds (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Fund assets among Sub-Advisers; overseeing the selection of investments for the Funds (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Funds (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Funds (or the portions thereof); monitoring the investment operations and composition of the Funds (or the portions thereof) and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Funds among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Funds. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Funds and its process for making investment decisions for the Funds (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Funds. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser has assumed significant entrepreneurial risk in sponsoring the Funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to the Funds. The Board also noted that some funds have been liquidated without ever having been profitable to the Adviser. The Board considered that the Adviser’s responsibilities include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Funds. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Fund (or the portion thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Fund (or the portion thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Fund (or the portion thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Fund that it sub-advises. The Board also considered information regarding each Sub-Adviser’s policies for executing portfolio transactions for the Fund (or the portion thereof) that it sub-advises and, where applicable, information regarding a Sub-Adviser’s policies for obtaining research from brokers and dealers.

In addition, the Board considered the allocation of Fund brokerage, including any allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Fund (or portion thereof), including a report by an independent portfolio trading analytical firm.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity and business continuity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Funds. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships, both in terms of aggregate net assets sub-advised and, for smaller Sub-Advisers, net assets sub-advised as a percentage of the Sub-Adviser’s total assets under management. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including Equitable Financial Life Insurance Company, have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Funds. In this regard, the Board also received materials regarding the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. The Board also considered actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s and each Sub-Adviser’s operations and the Adviser’s and each Sub-Adviser’s ability to continue to provide the same scope and quality of services to its respective Fund(s). The Board noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with regular updates on market volatility, the operation of the Trust and the Funds, developments related to the Adviser’s business, and the Adviser’s ongoing oversight of the Funds’ Sub-Advisers, including enhanced supervisory measures taken, in light of the widespread market and business disruptions resulting from the COVID-19 pandemic and responses to the pandemic. The Board also noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with periodically updated EIM assets under management and Fund average net assets information, as well as updated investment performance information.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to legal and regulatory developments, including new SEC rulemaking, affecting the mutual fund industry. The Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting mutual funds generally, including the ongoing COVID-19 pandemic; pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; trustee independence; mutual fund board governance “best practices”; environmental, social and governance (“ESG”) investing; and the transition away from London Interbank Offered Rate (LIBOR). The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered the benefits to shareholders from participation in a Fund sponsored by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that shareholders have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution support services that the Adviser and its affiliates provide to the Funds and their shareholders. In this regard, the Board also noted that it had recently approved the appointment of an affiliate of the Adviser as the new administrator of the Trust, as well as certain related actions to implement the transfer of administration services from the Adviser to its affiliate, effective on or about August 1, 2021, and noted that the transfer was not expected to reduce the quality or level of services provided to the Trust. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and shareholders’ experience with the mutual funds sponsored by the Adviser. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders that may result from such efficiencies. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up. The Board also recognized that certain of these strategic and other actions and initiatives may also have a positive impact on the profitability and financial position of the Adviser and its affiliates.

The Board also considered that, since the July 2020 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA S.A. (“AXA”) of its remaining ownership interest in Equitable Holdings, Inc. (“Equitable Holdings”), the Adviser’s parent company, through a series of sales of Equitable Holding’s common stock (the “Sell-Down Plan”). The Board noted that, as a result of the Sell-Down Plan, as of May 20, 2021, AXA is no longer considered an affiliate of the Adviser or the Trust. The Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Funds.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Fund, the Board also took into account discussions with the Adviser and, where applicable, the relevant Sub-Adviser about Fund investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Fund reviews and other detailed reports to the Board on Fund performance, the Board periodically considered information regarding each Fund’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Fund (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods, as applicable, and since inception periods ended March 31, 2021. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Fund’s performance over various time periods relative to a benchmark and/or a blended benchmark and Broadridge’s “performance universe” consisting of a peer group of funds. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses and performance.

The Board received a description of, and factored into its evaluation of each Fund’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Funds’ performance, the Board generally considered longer-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Fund’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Funds

With respect to the performance of the 1290 DoubleLine Dynamic Allocation Fund, the Board considered that the Fund allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser.

With respect to the performance of each of the 1290 Retirement Funds, the Board considered that each Fund operates as a fund-of-funds and invests in exchange traded securities of other investment companies or investment vehicles (“ETFs”) and recognized, therefore, that each Fund’s performance is based, in part, on the total returns of the ETFs in which it invests. The Board also considered that each of the 1290 Retirement Funds allocates its assets between equity and fixed income investments through its investments in ETFs.

The Board also factored into its evaluation of each Fund’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Funds, which may invest in equity and fixed income investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Funds and among other asset classes. The Board also factored into its evaluation of each 1290 Retirement Fund’s performance that, although the Fund’s benchmark may correspond to a particular target retirement date, it may have levels of exposure to equity and fixed income investments that vary from the Fund’s asset allocation over time.

Active Funds

With respect to the performance of the 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds, the Board considered that each Fund is actively managed and advised by a single Sub-Adviser. In evaluating the performance of the 1290 Diversified Bond Fund, the Board also noted that, in connection with a restructuring of the Fund on or about June 15, 2018, the Fund had replaced its two former sub-advisers with a new Sub-Adviser, and changed its investment objective, policies and strategy, performance benchmark, and fee and expense structure and, therefore, the Board focused on the Fund’s performance since that time. The Board also noted that, prior to January 1, 2018, the 1290 SmartBeta Equity Fund did not integrate ESG filters into its portfolio construction process.

With respect to the performance of the 1290 Multi-Alternative Strategies Fund, the Board considered that the Fund operates as a fund-of-funds and invests in ETFs and recognized, therefore, that the Fund’s performance is based, in part, on the total returns of the ETFs in which it invests.

All Funds

The Board and the Adviser discussed the performance of each Fund, including whether each Fund had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Fund’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark, as applicable, and efforts to improve the Fund’s performance. Where applicable, the Board also considered steps that the Adviser and, where applicable, the relevant Sub-Adviser had taken to address a Fund’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Fund and any changes to the investment strategies of a Fund. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Fund’s relative underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Fund, the Board determined, with respect to each Fund, that (i) the Fund and its shareholders would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Fund, and (ii) the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates were appropriate for the Fund in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Fund’s advisory fee and, where applicable, sub-advisory fee in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser. The Board also reviewed comparative fee and expense information for each Fund provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Fund’s contractual advisory fee, actual advisory fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Fund (typically, both a smaller expense “group” of funds selected for similarity in terms of asset size as well as other factors, and a broader expense “universe” consisting of a larger group of funds more broadly comparable to the Fund) (a Fund’s “Broadridge category”). For each Fund, Broadridge provided information on the Fund’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Fund, as well as information on the Fund’s actual advisory fee and total expense ratio in comparison with those of other funds within a Broadridge category. The advisory fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Fund paid to the Adviser in its capacity as administrator2 for the Fund. The contractual advisory fee analysis does not take into account any fee reimbursements or waivers, whereas the actual advisory fee analysis does take into account any advisory (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon historical information taken from each Fund’s audited annual report for the period ended October 31, 2020. Broadridge provided expense data for Class I shares of each Fund. The Board reviewed the expense data for Class I shares as a proxy for all of a Fund’s share classes. In this regard, the Board noted that the expenses for a Fund’s Class I shares are generally lower than the expenses for a Fund’s other share classes and that the expense comparisons may differ for different classes. Fund-specific contractual advisory fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds and certain other Funds as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses.

The Board received a description of, and factored into its evaluation of each Fund’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among

[2]

The Adviser served as the administrator for the Trust and its Funds prior to August 1, 2021. Effective August 1, 2021, an affiliate of the Adviser serves as the administrator for the Trust and its Funds.

other things. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Fund and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Fund may exhibit notable differences (for example, in its objective(s), management techniques, and relative size) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective advisory/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board noted that it generally considered the more-narrow expense “group” comparisons to be more important in the first instance than the broader expense “universe” comparisons, but took into account the broader expense universe comparisons as well, including, among other circumstances, when the number of funds in the more-narrow expense group was small or other aspects of the Fund differed appreciably from those of the funds in the more-narrow expense group. For uniformity, this disclosure includes comparisons against the broader expense universe. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s advisory fee and total expense ratio.

In addition, with respect to each sub-advised Fund, the Board further considered the relative levels of the sub-advisory fee paid to the relevant Sub-Adviser and the advisory fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser, and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Fund. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar funds advised or sub-advised by the Sub-Adviser.

Allocation Funds

The Board considered that the contractual advisory fee for the 1290 DoubleLine Dynamic Allocation Fund and each of the 1290 Retirement Funds was above the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of these Funds was above the median for the Fund’s respective Broadridge category. For each Fund, the total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board also considered each 1290 Retirement Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Funds, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Fund and other funds-of-funds managed by the Adviser.

Active Funds

The Board considered that the contractual advisory fee for the 1290 Multi-Alternative Strategies Fund was below the median for the Fund’s Broadridge category. The Board also considered that the total expense ratio for the Class I shares of the Fund was at the median for the Fund’s Broadridge category. The total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board considered that the contractual advisory fee for each of the 1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds was above (but, in the case of the 1290 SmartBeta Equity Fund, within five basis points of) the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of the 1290 Diversified Bond Fund was below the median for the Fund’s Broadridge category, and the total expense ratio for the Class I shares of each of the 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds was above (but, in the case of the 1290 SmartBeta Equity Fund, within five basis points of) the median for the Fund’s respective Broadridge category. For the 1290 GAMCO Small/Mid Cap Value Fund, the total expense ratio included the fees and expenses of underlying funds in which the Fund may invest.

The Board also considered the 1290 Multi-Alternative Strategies Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Fund, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between the Fund and other funds-of-funds managed by the Adviser.

All Funds

The Board further considered that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as a Fund’s assets increase above certain levels. The Board noted that any such reduction in a Fund’s effective advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangements for each of the 1290 DoubleLine Dynamic Allocation, 1290 GAMCO Small/Mid Cap Value and 1290 Multi-Alternative Strategies Funds and each of the 1290 Retirement Funds include the fees and expenses of any underlying funds in which a Fund invests and, thus, such fees and expenses would not cause a Fund’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, each Fund’s actual advisory fee was lower than its contractual advisory fee and was either at or below the median for the Fund’s respective Broadridge category. The Board also considered that the full effects of a reduction in the expense limitation arrangement for the 1290 SmartBeta Equity Fund that the Adviser had agreed to implement during 2020 were not reflected in the Broadridge expense data, but that all current fees and expenses of each Fund are explicitly disclosed in Fund offering documents.

Based on its review, the Board determined, with respect to each Fund, that the Adviser’s advisory fee is fair and reasonable, and the Board determined, with respect to each sub-advised Fund, that the Sub-Adviser’s sub-advisory fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2020, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2020, 2019, and 2018. The Board noted that the Adviser was heavily subsidizing the Funds’ expenses and that the Funds were not profitable.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Fund. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the cost allocation methodology was consistent with the redesigned cost allocation methodology followed in the profitability report presentations for the Funds beginning with the July 2018 annual renewal process. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Funds, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 and July 2021 annual renewal processes, the Audit Committee had requested that the consultant review and update its prior report(s) in light of certain adjustments that had been made to the redesigned cost allocation methodology and that, following each such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Funds, the Board also noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Fund and that many responsibilities related to the advisory function are retained by the Adviser.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of the services provided and the risks assumed.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Funds grow larger, the extent to which this is reflected in the level of advisory and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a fund and its shareholders. The Board noted that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as Fund assets increase above certain levels. The Board also noted that, although the advisory fees for the 1290 Retirement Funds do not include breakpoints, the Adviser was subsidizing all of the Funds’ expenses by making payments or waiving all or a portion of its advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain contractual levels as set forth in its prospectus. The Board recognized that expense limitation arrangements can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline. In addition, the Board considered that the Adviser shares any realized economies of scale with the Funds in other ways, which may include setting a Fund’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Fund’s operation (and bear the risk that the Fund will never become profitable), while shareholders of the Fund receive the benefit of economies of scale that the Adviser expects the Fund will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Funds through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Funds and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Funds, and investing in technology (including cybersecurity improvements).

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Fund and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Fund assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to shareholders. The Board also noted that the aggregation of assets may result in the affected Fund(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser. With respect to the sub-advisory fee that does not include breakpoints, the Board considered the Sub-Adviser’s explanation that the sub-advisory fee is priced at a competitive level.

Based on its consideration of the factors above and recognizing that the Funds have relatively low asset levels to date, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the advisory, administrative and, as applicable, sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also currently serves as the administrator for the Funds and receives compensation for acting in this capacity.3 The Board also noted that Equitable Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. Equitable Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class T, and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Funds. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund, may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Fund’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that each Sub-Adviser currently serves as investment sub-adviser for other funds advised by the Adviser and receives sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

[3]

In this regard, the Board also noted that following the transfer of administration services from the Adviser to its affiliate, effective on or about August 1, 2021, the affiliate would serve as the administrator for the Funds and receive compensation for acting in this capacity.

Appendix A

The Board noted that the following information regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods, as applicable, and since inception periods ended March 31, 2021, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

1290 Funds Investment Performance

For periods ended March 31, 2021

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 GAMCO Small/Mid Cap Value Fund - Class A	11/12/2014	97.52	86.56	10.97	8.88	12.25	11.00	10.15	9.19
1290 GAMCO Small/Mid Cap Value Fund - Class T	11/12/2014	98.03	93.05	11.27	10.35	12.56	11.99	10.44	10.00
1290 GAMCO Small/Mid Cap Value Fund - Class I	11/12/2014	97.92	n/a	11.25	n/a	12.55	n/a	10.43	n/a
1290 GAMCO Small/Mid Cap Value Fund - Class R	11/12/2014	96.99	n/a	10.72	n/a	11.98	n/a	9.89	n/a
Lipper Small-Cap Core Funds		89.09	n/a	11.39	n/a	12.95	n/a	9.84	n/a
Russell 2500 Value Index		87.47	n/a	10.88	n/a	12.15	n/a	9.11	n/a

1290 Multi-Alternative Strategies Fund - Class A	7/6/2015	21.43	14.80	3.42	1.49	3.20	2.05	2.35	1.35
1290 Multi-Alternative Strategies Fund - Class I	7/6/2015	21.83	n/a	3.67	n/a	3.46	n/a	2.61	n/a
1290 Multi-Alternative Strategies Fund - Class R	7/6/2015	21.10	n/a	3.14	n/a	2.95	n/a	2.09	n/a
Lipper Alternative Multi-Strategy Funds		16.17	n/a	3.16	n/a	3.21	n/a	2.14	n/a
ICE BofA US 3-Month Treasury Bill Index		0.12	n/a	1.49	n/a	1.19	n/a	1.06	n/a

1290 SmartBeta Equity Fund - Class A	11/12/2014	41.59	33.77	11.80	9.72	11.52	10.27	9.49	8.53
1290 SmartBeta Equity Fund - Class T	11/12/2014	41.96	38.36	12.08	11.14	11.79	11.22	9.77	9.33
1290 SmartBeta Equity Fund - Class I	11/12/2014	41.96	n/a	12.08	n/a	11.79	n/a	9.77	n/a
1290 SmartBeta Equity Fund - Class R	11/12/2014	41.21	n/a	11.52	n/a	11.22	n/a	9.21	n/a
Lipper Global Large-Cap Core Funds		50.70	n/a	11.64	n/a	12.51	n/a	9.10	n/a
MSCI World (Net) Index		54.03	n/a	12.81	n/a	13.36	n/a	10.09	n/a

1290 High Yield Bond Fund - Class A	11/12/2014	19.90	14.55	5.94	4.32	7.23	6.25	4.69	3.94
1290 High Yield Bond Fund - Class T	11/12/2014	20.05	17.03	6.20	5.32	7.49	6.94	4.95	4.52
1290 High Yield Bond Fund - Class I	11/12/2014	20.18	n/a	6.20	n/a	7.51	n/a	4.96	n/a
1290 High Yield Bond Fund - Class R	11/12/2014	19.48	n/a	5.64	n/a	6.95	n/a	4.42	n/a
Lipper High Yield Funds		22.34	n/a	5.82	n/a	6.86	n/a	4.76	n/a
ICE BofA US High Yield Index		23.31	n/a	6.53	n/a	7.94	n/a	5.56	n/a

1290 Diversified Bond Fund - Class A	7/6/2015	21.56	16.04	9.09	7.44	7.00	6.02	5.75	4.91
1290 Diversified Bond Fund - Class I	7/6/2015	21.50	n/a	9.29	n/a	7.22	n/a	5.98	n/a
1290 Diversified Bond Fund - Class R	7/6/2015	21.06	n/a	8.79	n/a	6.71	n/a	5.47	n/a
Lipper General Bond Funds		8.41	n/a	5.01	n/a	4.94	n/a	4.53	n/a
Bloomberg U.S. Aggregate Bond Index		0.71	n/a	4.65	n/a	3.10	n/a	3.30	n/a

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

1290 DoubleLine Dynamic Allocation Fund - Class A	3/7/2016	29.12	22.02	9.66	7.59	8.52	7.31	8.79	7.58
1290 DoubleLine Dynamic Allocation Fund - Class I	3/7/2016	29.40	n/a	9.92	n/a	8.79	n/a	9.06	n/a
1290 DoubleLine Dynamic Allocation Fund - Class R	3/7/2016	28.85	n/a	9.40	n/a	8.25	n/a	8.52	n/a
Lipper Mixed-Asset Target Allocation Moderate Funds		31.57	n/a	8.35	n/a	8.47	n/a	8.47	n/a
60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index		31.71	n/a	12.24	n/a	11.15	n/a	11.50	n/a

1290 Retirement 2020 Fund - Class I	2/27/2017	22.08	n/a	7.27	n/a			7.21	n/a
Lipper Mixed-Asset Target 2020 Funds		25.99	n/a	7.96	n/a			7.84	n/a
S&P Target Date 2020 Index		25.04	n/a	8.03	n/a			7.86	n/a

1290 Retirement 2025 Fund - Class I	2/27/2017	25.99	n/a	7.91	n/a			7.97	n/a
Lipper Mixed-Asset Target 2025 Funds		28.84	n/a	8.43	n/a			8.39	n/a
S&P Target Date 2025 Index		30.77	n/a	8.92	n/a			8.83	n/a

1290 Retirement 2030 Fund - Class I	2/27/2017	29.33	n/a	8.26	n/a			8.42	n/a
Lipper Mixed-Asset Target 2030 Funds		35.10	n/a	9.41	n/a			9.62	n/a
S&P Target Date 2030 Index		36.53	n/a	9.69	n/a			9.69	n/a

1290 Retirement 2035 Fund - Class I	2/27/2017	31.84	n/a	8.61	n/a			8.82	n/a
Lipper Mixed-Asset Target 2035 Funds		42.13	n/a	10.41	n/a			10.73	n/a
S&P Target Date 2035 Index		42.83	n/a	10.53	n/a			10.59	n/a

1290 Retirement 2040 Fund - Class I	2/27/2017	34.41	n/a	9.43	n/a			9.57	n/a
Lipper Mixed-Asset Target 2040 Funds		47.20	n/a	11.02	n/a			11.41	n/a
S&P Target Date 2040 Index		47.29	n/a	11.11	n/a			11.21	n/a

1290 Retirement 2045 Fund - Class I	2/27/2017	36.35	n/a	9.53	n/a			9.79	n/a
Lipper Mixed-Asset Target 2045 Funds		50.69	n/a	11.46	n/a			11.86	n/a
S&P Target Date 2045 Index		49.94	n/a	11.41	n/a			11.54	n/a

1290 Retirement 2050 Fund - Class I	2/27/2017	38.52	n/a	9.64	n/a			10.02	n/a
Lipper Mixed-Asset Target 2050 Funds		51.94	n/a	11.62	n/a			12.01	n/a
S&P Target Date 2050 Index		51.32	n/a	11.58	n/a			11.76	n/a

1290 Retirement 2055 Fund - Class I	2/27/2017	40.89	n/a	9.72	n/a			10.24	n/a
Lipper Mixed-Asset Target 2055 Funds		52.55	n/a	11.69	n/a			12.12	n/a
S&P Target Date 2055 Index		51.99	n/a	11.63	n/a			11.84	n/a

1290 Retirement 2060 Fund - Class I	2/27/2017	42.99	n/a	10.15	n/a			10.59	n/a
Lipper Mixed-Asset Target 2060 Funds		53.02	n/a	11.78	n/a			12.21	n/a
S&P Target Date 2060+ Index		52.11	n/a	11.73	n/a			11.96	n/a

Federal Income Tax Information (Unaudited)

Funds:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
1290 Diversified Bond	0.00%	$—	$—	$1,259,904
1290 DoubleLine Dynamic Allocation	8.68	—	16,994	1,965,664
1290 GAMCO Small/Mid Cap Value	100.00	—	—	—
1290 High Yield Bond	0.00	—	—	—
1290 Multi-Alternative Strategies	7.13	—	—	—
1290 Retirement 2020	29.47	896	47,198	280,715
1290 Retirement 2025	36.89	1,752	—	407,870
1290 Retirement 2030	44.50	—	—	291,646
1290 Retirement 2035	50.47	977	62,661	314,610
1290 Retirement 2040	54.45	470	27,991	87,747
1290 Retirement 2045	60.11	734	46,820	177,383
1290 Retirement 2050	62.85	564	34,292	50,542
1290 Retirement 2055	64.18	532	31,438	43,156
1290 Retirement 2060	68.42	536	31,338	53,812
1290 SmartBeta Equity	85.71	—	—	352,092

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Funds, including general supervision and review of the Funds’ investment activities and their conformity with federal and state law as well as the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below. The SAI includes additional information about the Trust’s Board and is available at the Funds’ website www.1290funds.com and available without charge upon request by calling 1-888-310-0416 or by sending an e-mail request to 1290funds@dfinsolutions.com.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, and Chief Executive Officer	From October 1, 2017 to present, Trustee and Chief Executive Officer, from June 2014 through February 2020, President and from June 9, 2014 through September 30, 2017, Trustee, Chairman, President and Chief Executive Officer	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from July 2021 to present, Chairman of the Board, Chief Executive Officer and President, Equitable Investment Management, LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer, of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, Equitable Financial.	127	None

Independent Trustees
Mark A. Barnard c/o 1290 Funds 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From February 27, 2017 to present	Retired. Previously, Managing Director – Private Investments, Howard Hughes Medical Institute, 2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	127	None.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Thomas W. Brock c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1947)	Trustee	From January 1, 2016 to present	Retired. Previously, Director, President and Chief Executive Officer of Silver Bay Realty Trust Corp., June 2016 to May 2017 (and, prior thereto, Director and interim President and Chief Executive Officer from January 2016 to June 2016); Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners, 2006 to 2012.	127	Liberty All-Star Funds (2)
Michael B. Clement c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 1, 2019 to present	Professor of Accounting, University of Texas, 2011 to present; Department of Accounting Chair, September 2018 to present.	127	New York Mortgage Trust
Donald E. Foley c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From June 9, 2014 to present	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	127	BioSig Technologies, Inc.; Wilmington Funds (12)
Christopher P.A. Komisarjevsky c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From June 9, 2014 to present	Retired. Previously, Senior Counselor for APCO Worldwide® (global communications consulting) and member of its International Advisory Council, 2006 to 2008; President and Chief Executive Officer, Burson- Marsteller Worldwide (public relations), 1998 to 2005.	127	None
H. Thomas McMeekin c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From June 9, 2014 to present	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC., 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	127	None
Gloria D. Reeg c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From February 27, 2017 to present	Retired. Previously, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital, 2007 to 2016.	127	None.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Gary S. Schpero c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1953)	Chairman of the Board	From June 9, 2014 to present Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from June 9, 2014 through September 2017, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	127	Blackstone Funds (4)
Kathleen Stephansen c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 1, 2019 to present	.Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019 and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management from 2010 to 2016.	127	None.
Caroline L. Williams c/o 1290 Funds 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From June 9, 2014 to present	Retired. Previously, Executive Vice President, Nathan Cummings Foundation (non-profit organization), July 2010 to December 2012 (and, prior thereto, Consultant from May 2005 to December 2007 and Chief Financial and Investment Officer from May 2001 to May 2005); Managing Director, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank), 1988 to 1992 (and, prior thereto, various other positions from 1971 to 1988).	127	None.

*	Affiliated with the Adviser.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. Each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

†

The registered investment companies in the fund complex include the EQ Premier VIP Trust, EQ Advisors Trust and 1290 Funds. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, except for the 1290 Funds for which he serves as Trustee and Chief Executive Officer. Mr. Schpero serves as Chairman of the Board for each such company.

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable Financial, EIM and/or Equitable Distributors, LLC. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee and Chief Executive Officer	Trustee and Chief Executive Officer from June 2014 to present; President from June 2014 through February 2020 and Chairman of the Board from June 2014 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from July 2021 to present, Chairman of the Board, Chief Executive Officer and President, Equitable Investment Management, LLC; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present Managing Director, Equitable Financial.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	President	President from February 2020 to Present, Vice President from June 2016 to February 2020	From December 2014 to present, member of the Board of Directors; from March 2017 to present, Senior Vice President and Chief Operating Officer of EIM; from July 2021 to present, Executive Vice President and Chief Operating Officer of Equitable Investment Management, LLC; from June 2014 to March 2017, Vice President of EIM; from April 2017 to present, Lead Director and from October 2013 to present, Senior Director of Equitable; from October 2011 to October 2013 and Assistant Vice President of Equitable Financial.
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (1975)	Chief Legal Officer, Senior Vice President and Secretary	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of Equitable Financial; Executive Vice President and Secretary of EIM; from July 2021 to present, Executive Vice President, General Counsel and Secretary of Equitable Investment Management, LLC; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of EIM; from May 2008 to July 2015, Lead Director and Associate Counsel of Equitable Financial.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2014 to present	From May 2011 to present, Senior Vice President of EIM; from July 2021 to present, Senior Vice President of Equitable Investment Management, LLC; from February 2011 to present, member of the Board of Directors of EIM; from February 2003 to present, Lead Director of Equitable Financial.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	From June 2014 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of EIM; from July 2021 to present, Executive Vice President of Equitable Investment Management, LLC; from May 2011 to June 2012, Senior Vice President of EIM; from September 2011 to present, Managing Director of Equitable Financial and Equitable; from February 2001 to September 2011, Vice President of Equitable Financial.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer and Vice President	From June 2014 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of EIM; from July 2021 to present, Vice President and Chief Compliance Officer of Equitable Investment Management, LLC; from September 2011 to present, Managing Director of Equitable Financial; from February 2001 to September 2011, Vice President of Equitable Financial.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	From June 2014 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of EIM; from May 2011 to June 2012, Vice President of EIM; from February 2007 to present, Lead Director of Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2014 to present	From May 2011 to present, Vice President of EIM; from July 2021 to present, Vice President of Equitable Investment Management, LLC; from September 2008 to present, Senior Director of Equitable; from March 2006 to September 2008, Assistant Vice President, Equitable Financial.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From June 2014 to present	From February 2009 to present, Director of Equitable Financial.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From June 2014 to present	From November 2012 to present, Senior Director of Equitable; from September 2008 to November 2012, Assistant Vice President of Equitable Financial.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present.	From September 2018 to present, Senior Director and Counsel of Equitable Financial; Vice President; Assistant Secretary and Associate General Counsel of EIM; from July 2021 to present, Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present.	From February 2019 to present, Lead Director and Associate General Counsel of Equitable Financial; Senior Vice President and Associate General Counsel of EIM; from July 2021 to present, Senior Vice President, Assistant Secretary and Associate General Counsel of Equitable Investment Management, LLC; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of EIM. From July 2021 to present, Vice President of Equitable Investment Management, LLC; From April 2014 through August 2016, Senior Vice President, Zealot Networks. From September 2008 through April 2012, Vice President of EIM.
Patricia Cox 1290 Avenue of the Americas, New York, New York 10104 (1958)	Vice President and Anti-Money Laundering Compliance Officer	From June 2014 to present	From June 2014 to present, Vice President of EIM; from April 2014 to present, Senior Director of Equitable; Operations Consultant for Wells Real Estate Funds March 2009-September 2010; Director of Transfer Agent Operations for Wells Real Estate Funds October 2010 - March 2014; Senior VP of Operations for the Equitable Enterprise Group of Funds August 2004-August 2008.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of EIM.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of EIM and from June, 2016 to present, Vice President of EIM; from November 2008 to August 2013, Director, from September 2013 to present, Senior Director, and from October 2018 to present, Lead Director of Equitable Financial.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of EIM and Senior Manager of Equitable Financial.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From June 2014 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of Equitable Financial; from April 2015 to present, Vice President of EIM; from July 2021 to present, Vice President of Equitable Investment Management, LLC.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From June 2014 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of Equitable Financial; and from March 2015 to present, Assistant Vice President and Assistant Secretary of EIM; from July 2021 to present, Assistant Vice President and Assistant Secretary of Equitable Investment Management, LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/Legal Assistant of Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of Equitable Financial.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President – Director of Risk	From September 2019 to present	From January 2019 to present, Vice President of EIM; from July 2021 to present, Vice President of Equitable Investment Management, LLC; from January 2019 to Present, Director, Risk Management, Equitable Financial; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of Equitable Financial; from July 2021 to present, Vice President of Equitable Investment Management, LLC; From January 2016 to July 2019, Director of Prudential Financial; From October 2006 to December 2015, Vice President of BlackRock.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager and a Director of Equitable Financial. From August 2015 to November 2018, Lead Manager of Equitable Financial; From October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From July 2019 to present	From April 2019 to present, Lead Manager – Legal Assistant of Equitable Financial; and from November 2016 to March 2018 worked at a mutual fund company.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager-Senior Legal Assistant of Equitable Financial; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above (except Patricia Cox) hold similar positions with other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust and EQ Advisors Trust.

**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (UNAUDITED)

Equitable Investment Management Group, LLC may be deemed to be a control person with respect to the 1290 Funds by virtue of its ownership of a substantial majority of the 1290 Funds’ shares. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	DFIN#133286

© 2021 Equitable Holdings, Inc. All rights reserved.

1290 Avenue of the Americas, New York, NY 10104.

Equitable Financial Life Insurance Company

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Mr. Foley are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees for fiscal year 2021: $473,596 and for fiscal year 2020: $549,893.

(b)     Audit-Related Fees fiscal year 2021: $0and for fiscal year 2020: $0.

(c)     Tax Fees for fiscal year 2021:$162,162 and for fiscal year 2020: $232,600.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)     All Other Fees for fiscal year 2021:$0    and for fiscal year 2020: $0.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)    The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, independent board chair, the registrant’s chief executive officer and chief financial officer, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the independent board chair also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2)    None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g)     For fiscal year 2021: $ 0 and for fiscal year 2020: $0.

(h)    The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)    The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)    Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
June 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
June 30, 2022

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
June 30, 2022